As filed with the Securities and Exchange Commission on February 27, 2026
1933 Act Registration No. 033‑68666
1940 Act Registration No. 811‑08004

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 205	☒
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 207	☒

AMG FUNDS IV
(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901
(Address of principal executive offices)
Registrant’s telephone number, including area code: (800) 548‑4539

Gregory C. Davis
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, California 94111-4006
(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to (a)(2) of rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMG Funds
Prospectus
March 1, 2026

AMG GW&K Small/Mid Cap Growth Fund
Class N: ACWDX	Class I: ACWIX	Class Z: ACWZX
AMG GW&K Small Cap Growth Fund
(formerly AMG Montrusco Bolton Large Cap Growth Fund)
Class N: MCGFX	Class I: MCGIX	Class Z: GWSZX

wealth.amg.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P092-0326

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AMG Funds
1

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Summary of The Funds

AMG GW&K Small/Mid Cap Growth Fund
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.20%	None	None
Other Expenses[1]	0.46%	0.51%	0.46%
Total Annual Fund Operating Expenses	1.28%	1.13%	1.08%
Fee Waiver and Expense Reimbursements[2]	(0.26)%	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.02%	0.87%	0.82%
1Expense information has been restated to reflect current fees.
2AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The first year of each amount shown in the Example reflects the Fund’s contractual expense limitation through March 1, 2027. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$104	$380	$677	$1,522
Class I	$89	$333	$597	$1,351
Class Z	$84	$318	$570	$1,294
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies. The Fund primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those with market capitalizations at the time of purchase between $250 million and $10 billion or otherwise within the range of capitalizations of companies in the Russell 2500 Growth Index (between $119.4 million and $18.32 billion as of April 30, 2025, the date of the latest reconstitution of the Index (implemented by the Index June 27, 2025)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this threshold. Because of this, the Fund may have less than 80% of its net assets in securities of small- and mid-capitalization companies at any given time.
Through its fundamental research and proprietary screening, GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), seeks to identify quality

AMG Funds
3

Summary of The Funds

companies with growth oriented characteristics. GW&K seeks to assemble a portfolio of securities diversified as to companies and sectors.
The Subadviser seeks to focus on quality small- and mid-capitalization companies with sound management and long-term sustainable growth. In selecting companies for the Fund, the Subadviser looks for firms with the following key attributes:
○Experienced, tenured, high quality management;
○Business models that deliver consistent long-term growth;
○Leading companies in attractive and defensible niche markets;
○Strong financial characteristics; and
○Appropriate valuation.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials, information technology and healthcare sectors may comprise a significant portion of the Fund's portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Stocks in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of (i) a broad-based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of March 19, 2021, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K Small Cap Fund II” and made changes to its principal investment strategies. As of May 21, 2021, the Fund changed its name to “AMG GW&K Small/Mid Cap Growth Fund” and adopted its current investment strategies. The Fund’s performance information for periods prior to these dates reflects the Fund’s investment strategy that was in effect at that time and would have been different had the Fund’s current investment strategy been in effect.
To obtain updated performance information, please visit wealth.amg.com or call 800.548.4539.

4
AMG Funds

Summary of The Funds

Calendar Year Total Returns as of 12/31/25 (Class N)

Best Quarter: 31.00% (2nd Quarter 2020)
Worst Quarter: -20.55% (4th Quarter 2018)

Average Annual Total Returns as of 12/31/25
AMG GW&K Small/Mid Cap Growth Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	11.03%	5.44%	9.29%	—
Class N Return After Taxes on Distributions	8.16%	1.89%	7.33%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	8.06%	2.97%	6.90%	—
Class I Return Before Taxes	11.21%	5.60%	9.48%	—
Class Z Return Before Taxes	11.23%	—	—	3.41%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	11.67%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses, or taxes)	10.31%	2.98%	10.55%	1.41%
1Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on August 31, 2021.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
GW&K Investment Management, LLC
Portfolio Managers
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K;
Portfolio Manager of the Fund since March 2021.
Joseph C. Craigen, CFA
Partner and Equity Portfolio Manager of GW&K;
Portfolio Manager of the Fund since March 2021.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may

AMG Funds
5

Summary of The Funds

pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6
AMG Funds

Summary of The Funds

AMG GW&K Small Cap Growth Fund
(formerly AMG Montrusco Bolton Large Cap Growth Fund)
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z1
Management Fee[2]	0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.15%	None	None
Other Expenses	0.34%	0.32%	0.26%
Total Annual Fund Operating Expenses	0.96%	0.79%	0.73%
Fee Waivers and Expense Reimbursements[3]	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3]	0.90%	0.73%	0.67%
1Because Class Z shares commenced operations after the end of the fiscal year ended October 31, 2025, these amounts are based on estimates for the current fiscal year.
2Expense information has been restated to reflect current fees.
3AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.67% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The first year of each amount shown in the Example reflects the Fund’s contractual expense limitation through March 1, 2027. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$92	$300	$525	$1,173
Class I	$75	$246	$433	$972
Class Z	$68	$227	$400	$901
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund primarily invests in common stock and preferred stock of U.S. companies. Small-capitalization companies are those with a market capitalization of less than $5.0 billion at the time of purchase or otherwise within the range of capitalizations of companies in the Russell 2000® Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. As of April 30, 2025, the date of the latest reconstitution of the Russell 2000® Index (implemented by the Index June 27, 2025), the range of market capitalizations of the Russell 2000® Index was $119.4 million to $7.4 billion. As of December 31, 2025, the range of market capitalizations of the S&P SmallCap 600 Index was $310.25 million to $9.219 billion. As of December 31, 2025, the range of market capitalizations of the Dow Jones U.S. Small-Cap Total Stock Market Index was $28.23 million to $34.789 billion. These capitalization ranges will change over time. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may

AMG Funds
7

Summary of The Funds

have less than 80% of its net assets in equity securities of small-capitalization companies at any given time.
The Fund invests in an unrestricted opportunity set, pursuing quality companies with growth oriented characteristics. GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), intends to assemble a portfolio of securities diversified as to companies and industries. The Subadviser may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials, information technology and healthcare sectors may comprise a significant portion of the Fund's portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Stocks in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of (i) a broad-based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of December 8, 2025, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K Small Cap Growth Fund,” adopted its current investment strategies and began comparing its performance to the Russell 2000® Growth Index. The Fund’s performance information for periods prior to December 8, 2025 reflects the Fund’s investment strategy that was in effect at that time and would have been different had the Fund’s current investment strategy been in effect.
Because the Fund’s Class Z shares have not operated for a full calendar year, performance history for this share class is not available. Class Z shares would have similar annual returns as Class N and Class I shares because all of the classes are invested in the same portfolio of securities. However, Class Z shares are subject to different expenses than Class N and Class I shares, and Class Z performance would vary to that extent.
To obtain updated performance information, please visit wealth.amg.com or call 800.548.4539.

8
AMG Funds

Summary of The Funds

Calendar Year Total Returns as of 12/31/25 (Class N)

Best Quarter: 24.95% (2nd Quarter 2020)
Worst Quarter: -21.15% (2nd Quarter 2022)

Average Annual Total Returns as of 12/31/25
AMG GW&K Small Cap Growth Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	16.19%	10.36%	12.94%
Class N Return After Taxes on Distributions	7.21%	4.16%	8.05%
Class N Return After Taxes on Distributions and Sale of Fund Shares	15.01%	6.73%	9.22%
Class I Return Before Taxes	16.31%	10.53%	13.14%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses, or taxes)	13.01%	3.18%	9.57%
S&P 500® Growth Index[1] (reflects no deduction for fees, expenses, or taxes)	22.18%	15.04%	16.99%
1The Russell 2000® Growth Index replaced the S&P 500® Growth Index as the Fund's additonal benchmark on December 8, 2025 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund's current strategies.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
GW&K Investment Management, LLC
Portfolio Managers
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K;
Portfolio Manager of the Fund since December 2025.
Joseph C. Craigen, CFA
Partner and Equity Portfolio Manager of GW&K;
Portfolio Manager of the Fund since December 2025.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may

AMG Funds
9

Summary of The Funds

pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10
AMG Funds

Additional Information About the Funds

AMG GW&K Small/Mid Cap Growth Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Subadviser utilizes fundamental research and bottom-up stock selection to seek to identify small- and mid- capitalization companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.
Various factors may lead the Subadviser to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadviser believes the security has become overvalued.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
Unless otherwise indicated or as required by applicable law or regulation, the Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•Looking to gain exposure to small- and mid-cap stocks
•Seeking long-term capital appreciation
•Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class I shares are authorized to pay up to 0.05% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such class. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. Effective August 31, 2021, the Fund established one additional share class: Class Z. The information in the bar chart is for Class N shares of the Fund. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and
PORTFOLIO MANAGERS

Daniel L. Miller, CFA
Partner and Director of Equities

Joseph C. Craigen, CFA
Partner and Equity Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

AMG Funds
11

Additional Information About the Funds

AMG GW&K Small/Mid Cap Growth Fund (CONTINUED)
Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

12
AMG Funds

Additional Information About the Funds

AMG GW&K Small Cap Growth Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Subadviser utilizes fundamental research and bottom-up stock selection to seek to identify small-capitalization companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.
Various factors may lead the Subadviser to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadviser believes the security has become overvalued.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
Unless otherwise indicated or as required by applicable law or regulation, the Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•Looking to gain exposure to small-cap stocks
•Seeking long-term capital appreciation
•Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.15% and 0.06% in shareholder servicing fees, respectively, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. Effective December 8, 2025, the Fund established one additional share class: Class Z. Because the Fund’s Class Z shares have not operated for a full calendar year, performance history for this share class is not available. The information in the bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares, Class I shares, and Class
PORTFOLIO MANAGERS

Daniel L. Miller, CFA
Partner and Director of Equities

Joseph C. Craigen, CFA
Partner and Equity Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

AMG Funds
13

Additional Information About the Funds

AMG GW&K Small Cap Growth Fund (CONTINUED)
Z shares are invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.67% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

14
AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks
This section presents more detailed information about each Fund’s risks as described in the Fund’s summary section of the Prospectus. The risks are described in alphabetical order and not in the order of importance or potential exposure. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to a Fund. A Fund may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see each Fund’s summary section for a description of the Fund’s principal risks and the types of instruments in which the Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.
All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds.
GROWTH STOCK RISK
(Both Funds)
The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.
LIQUIDITY RISK
(Both Funds)
Liquidity risk is the risk that a Fund may not be able to dispose of investments or close out derivatives transactions readily at favorable times or prices or may have to sell them at a loss. For example, investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.
ManagEment RISK
(Both Funds)
The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause a Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. Each Fund’s Subadviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result. To the extent a Fund’s Subadviser uses quantitative analyses or models, any imperfections, errors or limitations in such analyses or models could affect the Fund’s performance or the ability of the Subadviser to implement its strategies. In particular, with respect to limitations in such analyses or models, the analyses and models may make simplifying assumptions that limit their effectiveness, may appear to explain prior market data but fail to predict future market events, and may use data that is inaccurate or does not include the most recent information about a company or a security.
MARKET RISK
(Both Funds)
Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to economic or market conditions or perceptions, government actions, geopolitical events, or in response to events that affect particular industries, geographies, or companies. The value of your investment could go up or down depending on market conditions and other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 pandemic. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. Unexpected political, trade, regulatory and diplomatic events within the United States and abroad, as well as trade policy changes or disputes, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In addition, the Funds’ performance may also be negatively impacted by the commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets.
Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Funds or issuers in which the Funds invest.
SECTOR RISK
(Both Funds)
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. The

AMG Funds
15

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Stocks in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.
small-capitalization stock RISK
(AMG GW&K Small Cap Growth Fund)
The stocks of small-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, less proven track records, and less competitive strength than larger companies. A fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.
SMALL- AND MID-CAPITALIZATIOn stock RISK
(AMG GW&K Small/Mid Cap Growth Fund)
The stocks of small- and mid-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, less proven track records, and less competitive strength than larger companies. A fund that invests in small- and mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

Other Important Information About the Funds and their Investment Strategies and Risks
In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks, which the Investment Manager does not currently consider to be principal risks of the Funds. Some of these risks are described in the Funds' Statement of Additional Information dated March 1, 2026, as supplemented from time to time (the “SAI”).
INVESTMENT OBJECTIVES
The investment objective of each Fund may be changed without shareholder approval and without prior notice.
TEMPORARY DEFENSIVE MEASURES
From time to time, each Fund may invest a portion of its assets in money market securities, repurchase agreements, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions. These temporary defensive measures may be inconsistent with each Fund’s investment objective and principal investment strategies. Each Fund may not be able to achieve its stated investment objective while taking these defensive measures.
PORTFOLIO TURNOVER
Each Fund may sell any security when it believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.
PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds' SAI, which is available on the Funds' website at wealth.amg.com.
large transactions RISK
A Fund may experience adverse effects when large shareholders, or a number of shareholders collectively, rapidly or unexpectedly purchase or redeem large amounts of shares of the Fund (“large shareholder transactions”). Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund's NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund's performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large shareholder transactions may also result in taxable income and/or gains for a Fund, which may increase taxable distributions to shareholders, and may also increase transaction costs. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged investment plans. To the extent that such transactions result in short-term capital gains, such gains when distributed by a Fund will generally be taxed at the ordinary income tax rate for individual shareholders who hold Fund shares in a taxable account. In addition, a large redemption could result in a Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio. A number of circumstances may cause a Fund to experience large redemptions, including, but not limited to, the occurrence of significant events affecting investor demand for

16
AMG Funds

Additional Information About the Funds

Other Important Information About the Funds and their Investment Strategies and Risks (CONTINUED)
securities or asset classes in which the Fund invests; changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.

Fund Management
Each Fund is a series of AMG Funds IV, a Delaware statutory trust (the “Trust”). The Trust is part of the AMG Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.
The Investment Manager, located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida, 33401. The Investment Manager serves as investment manager and administrator to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadviser to each Fund. The Distributor, a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution and shareholder service (12b-1) fees, the Distributor receives no compensation from the Funds for its services as distributor.
GW&K, the Subadviser to the Funds, has day-to-day responsibility for managing the Funds’ portfolios and has managed AMG GW&K Small/Mid Cap Growth Fund since 2021 and AMG GW&K Small Cap Growth Fund since 2025. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2025, had assets under management of approximately $52.8 billion. AMG indirectly owns a majority interest in GW&K.
Daniel L. Miller, CFA, and Joseph C. Craigen, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. Messrs. Miller and Craigen have managed AMG GW&K Small/Mid Cap Growth Fund since 2021 and AMG GW&K Small Cap Growth Fund since 2025. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. He is a member of GW&K’s Management, Investment and ESG Committees. Mr. Miller has worked with various companies in the Boston area as an investment and financial consultant. Prior to joining GW&K, he spent 21 years at Putnam Investments in Boston, where he was Chief Investment Officer for the specialty growth group. Mr. Craigen joined GW&K in 2008 and is a Partner and Equity Portfolio Manager. He is a member of the GW&K Equity team analyzing small and mid cap companies and is also a member of the firm’s Investment Committee. Prior to joining GW&K, Mr. Craigen held research analyst positions at Citizens Funds and Needham & Company, and was a research associate at Tucker Anthony.
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of each Fund and selects and recommends to the Funds’ Board of Trustees investment subadvisers to manage each Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire or change the contract terms of subadvisers for the Funds. In addition, subject to approval by the SEC of an amendment to the Funds’ exemptive order, the Funds may disclose fees paid to subadvisers on an aggregate, rather than individual, basis. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.
amg GW&K small/mid cap growth FUND
AMG GW&K Small/Mid Cap Growth Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.62% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
amg GW&K small cap growth FUND
AMG GW&K Small Cap Growth Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.47% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
ADDITIONAL INFORMATION
Additional information regarding other accounts managed by the Portfolio Managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.

AMG Funds
17

Additional Information About the Funds

Fund Management (CONTINUED)
A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreements with respect to the Funds between the Investment Manager and the Subadviser is available in each Fund’s Form N-CSR filing for the fiscal year ended October 31.
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment manager, subadvisers, administrator, custodian, transfer agent, accountants and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

18
AMG Funds

Shareholder Guide

Your Account

You may invest in Class N, Class I, or Class Z shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.
The Class N shares of the Funds are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and certain classes of shares of the Funds bear shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the NAV per share of the classes may differ. In all other material respects, Class N, Class I, and Class Z shares are the same, each share representing a proportionate interest in a Fund. Each Fund and each class of shares is subject to a minimum initial investment amount, as described below. As an investor, you pay no sales charge to invest in the Funds or to redeem out of the Funds.
Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders.
Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.
Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.
FAIR VALUE POLICY
Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, under the general supervision of the Board of Trustees. Each Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Unless a foreign equity security is fair valued, if there are no reported sales for such security on the valuation date, it may be valued at the last quoted bid price or the mean between the last quoted bid and ask prices. Securities held in each Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.
Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.
Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Board has designated the Funds’ Investment Manager as the Funds’ “Valuation Designee” to perform the Funds’ fair value determinations, which are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

AMG Funds
19

Shareholder Guide

Choosing a Share Class

Investors can choose among the following share classes when investing in the Funds:
•Class Z
•Class I
•Class N
The classes differ in expense structure and eligibility requirements. When choosing a share class, it is important to consider these three factors:
•The amount you plan to invest;
•Your investment objectives; and
•The expenses and charges for the class.
We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.
Class N Shares
Class N shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class N’s NAV per share. Shareholders may bear shareholder servicing fees of up to 0.15% with respect to AMG GW&K Small Cap Growth Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Class N shares also pay distribution (12b-1) fees of 0.25%. See “Distribution and Service (12b-1) Fees” below for more information on 12b-1 fees.
Class I Shares
Class I shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class I’s NAV per share. Shareholders may bear shareholder servicing fees of up to 0.05% with respect to AMG GW&K Small/Mid Cap Growth Fund and up to 0.06% with respect to AMG GW&K Small Cap Growth Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class I shares do not pay distribution (12b-1) fees. Shareholders who transact in Class I shares through a financial intermediary may be required to pay a commission to the financial intermediary for effecting such transactions.
Class Z Shares*
Class Z shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class Z’s NAV per share. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class Z shares do not pay distribution (12b-1) fees.
*Individual retirement accounts may only invest in Class Z shares if the account is held directly on the books of the Fund (e.g., not through an omnibus or NSCC networked account established by a financial intermediary).

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Funds, the Financial Intermediary’s transaction policies, fees, and minimum investment amounts will also apply to your investment in a Fund. Please consult with your Financial Intermediary for additional information about their policies. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Funds may include receipt of distribution (12b-1) fees and/or shareholder servicing fees. For more information on 12b-1 fees, see “Distribution and Service (12b-1) Fees” below. Shareholder servicing fees are paid out of the assets of the Class N shares of AMG GW&K Small Cap Growth Fund and Class I shares of each Fund (each, a “service fee bearing share class”) on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in a service fee bearing share class. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or a Fund.
Class I shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as a distribution (12b-1) fee, may be available on brokerage platforms of Financial Intermediaries that have agreements with the Distributor to offer such shares solely when acting as your agent. If you transact in Class I shares through such a Financial Intermediary, you may be required to pay a commission and/or other forms of compensation to the Financial Intermediary for effecting such transactions. Shares of the Funds are available in other share classes that have different fees and expenses.

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Investing Through an Intermediary (CONTINUED)
The Investment Manager, the Subadviser and/or the Distributor may pay additional compensation (directly out of their own resources and not as an expense of a Fund) to certain affiliated or unaffiliated Financial Intermediaries in connection with the sale, including distribution, marketing and promotional services, or retention of Fund shares and/or shareholder servicing. To the extent permitted by SEC and Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and other applicable laws and regulations, the Investment Manager, the Subadviser and the Distributor may make other payments or allow other promotional incentives to Financial Intermediaries. This compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments may be substantial; however, they will be made by the Investment Manager, the Subadviser and/or the Distributor, as applicable, not by the Funds or their shareholders, and will not change the NAV or the price of the Funds’ shares.
You can ask your Financial Intermediary for information about any payments it receives from the Investment Manager, the Subadviser and/or the Distributor and any services it provides, as well as about fees and/or commissions it charges and which share class(es) you are eligible to purchase.

Distribution and Service (12b-1) Fees

The Funds have adopted a Plan of Distribution under Rule 12b-1 (a 12b-1 Plan) for Class N shares that allows the Funds to pay the Distributor and Financial Intermediaries for selling and distributing Class N shares (for example, for sales, marketing, and promotional activities and to cover related expenses) and for providing service to shareholders of Class N shares. Payments made pursuant to the
12b-1 Plan for Class N shares of the Funds may only be used to pay distribution expenses incurred in the current year. Because 12b-1 fees are deducted from the net assets of Class N on an ongoing basis, they increase the cost of your investment the longer you hold it, and will result in lower total returns and may end up costing you more than other types of sales charges.

Transaction Policies

OPENING YOUR ACCOUNT
You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor in its application, and the Trust may require further identifying documentation. The Trust also must maintain and update identifying information and conduct monitoring to identify and report suspicious transactions. If the Trust is unable to verify the information shortly after your account is opened or within a reasonable amount of time after a request for updated information, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.
BUYING AND SELLING Fund SHARES
You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.
PROCESSING ORDERS
The Funds typically expect to pay out redemption proceeds on the next business day after a redemption request is received in good order if redemption proceeds are sent by wire. If redemption proceeds are sent by check via express mail or Automated Clearing House (“ACH”), the Funds typically expect to pay out redemption proceeds within two business days after a redemption request is received in good order. If redemption proceeds are sent by check via regular mail, the Funds typically expect to pay out redemption proceeds within five to seven business days after a redemption request is received in good order.
If you sell shares of the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. ACH transactions are also subject to a 15 calendar day holding period. A Fund may delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. A Fund also may pay

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Shareholder Guide

Transaction Policies (CONTINUED)
redemption proceeds using cash obtained through borrowing arrangements (including interfund lending) that may be available from time to time.
A Fund may pay all or a portion of redemption proceeds with in-kind distributions of portfolio securities when such action is in the best interest of the Fund. For example, a shareholder may request a redemption in-kind to avoid any disruption in market exposure, or a redemption may be so relatively large that a redemption in-kind is most appropriate. The securities received as payment remain subject to market and other risks until they are sold and such sales may result in transaction costs, such as brokerage fees and taxes. A redeeming shareholder may receive less for them than the price at which they were valued for purposes of the redemption. In addition, a redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in-kind.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

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Shareholder Guide

How to Buy or Sell Shares

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to AMG Funds to: AMG Funds c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 534426 Pittsburgh, PA 15253-4426
Send a letter of instruction and a
check payable to AMG Funds to:
AMG Funds
c/o BNY Mellon Investment Servicing
(US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
(Include your account number and
Fund name on your check)

Write a letter of instruction containing:
• Name of the Fund
• Dollar amount or number of
shares you wish to sell
• Your name
• Your account number
• Signatures of all account owners
Mail your letter to:
AMG Funds
c/o BNY Mellon Investment
Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539
If you elected telephone redemption
privileges on your account application,
call us at 800.548.4539. Telephone
redemptions are available only for
redemptions of less than $100,000 for
Class N shares and Class I shares and
less than $250,000 for Class Z shares.

Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our website at wealth.amg.com	Go to our website at wealth.amg.com. Internet redemptions are available only for redemptions of less than $100,000 for Class N shares and Class I shares and less than $250,000 for Class Z shares.
By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account.
*Please indicate which class of shares you are buying or selling when you place your order.
†Redemptions of $100,000 and over for Class N and Class I shares and $250,000 and over for Class Z shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000.  Telephone and Internet redemptions are available only for redemptions that are below $100,000 for Class N and Class I shares and below $250,000 for Class Z shares.

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Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
INVESTMENT MINIMUMS
Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

	Initial Investment	Additional Investments
Class N:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Class I:
• Regular Accounts	$100,000	$100
• Individual Retirement Accounts	$25,000	$100
Class Z:
• Regular Accounts	$5,000,000	$1,000
• Individual Retirement Accounts (Direct Accounts Only)	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Funds Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); a trust or plan established primarily for the benefit of any of the foregoing persons; certain omnibus accounts, mutual fund advisory platforms and fee-based investment platforms via a custodian or clearing firm (Class I shares); and certain qualified retirement plans, such as 401(k) plans, 403(b) plans and 457 plans. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION
Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadviser intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
SIGNATURE GUARANTEE
If you are selling $100,000 or more worth of Class N or Class I shares or $250,000 or more worth of Class Z shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.
We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.
UNAUTHORIZED TRANSACTIONS
The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.
LIMITATIONS ON THE FUNDS
The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:
•Redeem your account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares or $50,000 for Class Z shares due to redemptions you make, or (ii) is below $100, but, in each case, not until after a Fund gives you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount.
•If an investor in Class I shares of a Fund falls below the minimum initial investment required, the Fund may convert your position(s) in Class I shares of the Fund to the respective Class N shares of that Fund, if applicable. Unless you did not meet the minimum initial investment, a Fund will give you 30 days’ notice before the Fund converts your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. A Fund will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. A Fund may close Fund position(s) in IRAs, Education Savings

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Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, a Fund may convert the Fund position(s) to the Class N. Additionally, a Fund will not convert Class I Fund position(s) where there is an effective “letter of intent.”
•Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•Change the minimum required investment amounts;
•Refuse a buy order for any reason, including your failure to submit a properly completed application;
•Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and
•End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.
The Funds or the Funds’ transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
In connection with the Trust’s anti-money laundering efforts, the Trust also may redeem Fund shares at their net asset value and close a shareholder’s account if a shareholder fails to timely provide the Trust with any requested documentation or information, the Trust is unable to verify such documentation or information within a reasonable amount of time, or the Trust is otherwise required by law to redeem Fund shares.
FREQUENT TRADING POLICY
The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. There may be additional risks due to frequent trading activities. As described previously, the Funds have adopted procedures to minimize these risks.
Monitoring Trades
To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds' transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds' transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.
Limiting Trades
The Funds may refuse a purchase order for any reason and will refuse the purchase portion of an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a Financial Intermediary that violate the Funds' frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the Financial Intermediary has received them.
Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through Financial Intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that Financial Intermediaries have implemented procedures designed to deter market timing, the Funds' ability to detect frequent trading activities by investors who hold shares through omnibus accounts at Financial Intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.
Lost Stockholders, Inactive Accounts and Unclaimed Property
It is important that each Fund maintains a correct address for each investor. An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds' transfer agent will attempt to locate the investor or rightful owner of the account. If the Funds' transfer agent is unable to locate the investor, then it will determine whether the investor's account can legally be considered abandoned. Fund accounts may be transferred to the state government of an investor's state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state's abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction. It is your responsibility to ensure that you maintain a correct address for your account. Please proactively contact the Funds' transfer agent toll-free at 800.548.4539 at least annually to ensure your account remains in active status. The Funds and the Investment Manager will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.

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Shareholder Guide

Investor Services

AUTOMATIC INVESTMENTS
You may arrange to make automatic deductions at regular intervals from a designated bank account.
AUTOMATIC REINVESTMENT PLAN
This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.
AUTOMATIC REDEMPTIONS
With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.
RETIREMENT PLANS
You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.
EXCHANGE PRIVILEGES
To enhance your investment flexibility, we allow you to exchange your shares of the Funds for shares of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager, as described above, you also may exchange your shares of a Fund through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”).
In addition, the following restrictions apply:
•Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange out of a Fund through the Investment Manager.
•There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” below.
•The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number (“TIN”).
You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.
Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.
ACCOUNT STATEMENTS
The Funds will send you quarterly and yearly statements with details about your account activity. The applicable Fund will also send you a Form 1099-DIV annually (unless your account is an IRA, 401(k) or other tax-advantaged investment plan) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchased your shares through a Financial Intermediary, your Financial Intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see wealth.amg.com or contact the Funds at 800.548.4539, or consult your Financial Intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS AND DISTRIBUTIONS
The Funds normally declare and pay out any income dividends and net realized capital gains distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your elections any time by giving the Funds written notice at least 10 days before the scheduled payment date.
CHANGES TO YOUR ACCOUNT
The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

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Shareholder Guide

Certain U.S. Federal Income Tax Information

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in a Fund under the Internal Revenue Code of 1986, as amended, as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state and local, and foreign tax consequences to you of your investment in a Fund based on your particular circumstances.
Each Fund has elected and intends to qualify and be eligible to be treated each taxable year as a regulated investment company. A regulated investment company generally is not subject to tax at a corporate level on income and gains from investments that are distributed to shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must meet certain requirements. One of these requirements is that at least 90% of the Fund’s gross income in each taxable year derive from qualifying income. Each Fund invests in a manner that is consistent with its current understanding of these requirements. A Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders. A Fund may invest in commodity-linked ETNs. It is not certain under current law whether the income and gain derived from commodity-linked ETNs constitute qualifying income. If the income or gain from a particular instrument were later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused a Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it were eligible to and were to cure such failure, including by paying a Fund-level tax.
TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS
For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares in the Fund.
•Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.
•Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable as ordinary income.
•Properly reported distributions of “qualified dividend income” are taxable to an individual shareholder at the rate that applies to net capital gains, provided that both the shareholder and the distributing Fund meet certain holding period and other requirements.
•A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
•Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares of a Fund.
Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in a Fund through such a plan, you typically will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.
TAXABILITY OF TRANSACTIONS
Any gain or loss that results from the sale, exchange (including an exchange of a Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
OTHER TAX MATTERS
A Fund’s investments in foreign securities, if any, may be subject to foreign taxes. In that case, the Fund’s return on those securities would generally be decreased. The application of certain foreign taxes, including withholding taxes, may be unclear. You will generally not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by a Fund; any such foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income.
Certain of a Fund’s investments, including certain debt instruments, derivatives, including commodity-linked instruments, foreign securities or foreign currencies, and shares of other investment funds, such as ETFs and REITs, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to sell other investments in order to make required distributions).

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Shareholder Guide

Certain U.S. Federal Income Tax Information (CONTINUED)
Because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a fund-level tax. Please see the SAI for more detailed tax information.
TAX WITHHOLDING
To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, U.S. federal tax law requires you to:
•Provide your Social Security Number (“SSN”) or other TIN;
•Certify that your SSN or TIN is correct; and
•Certify that you are not subject to back-up withholding.
In addition, a Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

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AMG Funds

Financial Highlights

The following Financial Highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal years (or since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. This information has been audited and reported on by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report is included in the Funds’ financial statements filed with the SEC on Form N-CSR, which is available upon request.
AMG GW&K Small/Mid Cap Growth Fund

	For the fiscal years ended October 31,
Class N	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$17.11	$13.33	$13.45	$17.67	$21.14
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.06)	(0.05)	(0.04)	(0.08)	(0.17)
Net realized and unrealized gain (loss) on investments	2.04	3.83	0.19	(4.14)	7.74
Total income (loss) from investment operations	1.98	3.78	0.15	(4.22)	7.57
Less Distributions to Shareholders from:
Net realized gain on investments	(0.13)	—	(0.27)	—	(10.55)
Paid in capital	—	—	—	—	(0.49)
Total distributions to shareholders	(0.13)	—	(0.27)	—	(11.04)
Net Asset Value, End of Year	$18.96	$17.11	$13.33	$13.45	$17.67
Total Return[2,3]	11.59%	28.36%	1.12%	(23.88)%[4]	46.66%
Ratio of net expenses to average net assets[5]	1.01%[6]	1.01%[6]	1.00%	1.00%	1.17%
Ratio of gross expenses to average net assets[7]	1.28%	1.24%	1.24%	1.25%	1.42%
Ratio of net investment loss to average net assets[2]	(0.35)%	(0.32)%	(0.28)%	(0.56)%	(0.91)%
Portfolio turnover	33%	19%	25%	23%	158%
Net assets end of Year (000's) omitted	$28,388	$32,463	$27,120	$24,994	$37,471

	For the fiscal years ended October 31,
Class I	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$17.89	$13.93	$14.01	$18.39	$21.60
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.04)	(0.03)	(0.02)	(0.06)	(0.15)
Net realized and unrealized gain (loss) on investments	2.14	3.99	0.21	(4.32)	7.98
Total income (loss) from investment operations	2.10	3.96	0.19	(4.38)	7.83
Less Distributions to Shareholders from:
Net realized gain on investments	(0.13)	—	(0.27)	—	(10.55)
Paid in capital	—	—	—	—	(0.49)
Total distributions to shareholders	(0.13)	—	(0.27)	—	(11.04)
Net Asset Value, End of Year	$19.86	$17.89	$13.93	$14.01	$18.39
Total Return[2,3]	11.76%	28.43%	1.36%	(23.82)%[4]	46.94%
Ratio of net expenses to average net assets[5]	0.86%[6]	0.87%[6]	0.86%	0.86%	1.02%
Ratio of gross expenses to average net assets[7]	1.13%	1.10%	1.10%	1.11%	1.27%
Ratio of net investment loss to average net assets[2]	(0.20)%	(0.18)%	(0.14)%	(0.42)%	(0.76)%
Portfolio turnover	33%	19%	25%	23%	158%
Net assets end of Year (000's) omitted	$10,540	$9,341	$7,561	$6,540	$6,612

AMG Funds
29

Financial Highlights

	For the fiscal years ended October 31,				For the fiscal period ended October 31,
Class Z	2025	2024	2023	2022	2021[8]
Net Asset Value, Beginning of Period	$17.93	$13.95	$14.02	$18.39	$17.84
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.03)	(0.02)	(0.01)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	2.14	4.00	0.21	(4.31)	0.56
Total income (loss) from investment operations	2.11	3.98	0.20	(4.37)	0.55
Less Distributions to Shareholders from:
Net realized gain on investments	(0.13)	—	(0.27)	—	—
Net Asset Value, End of Period	$19.91	$17.93	$13.95	$14.02	$18.39
Total Return[2,3]	11.79%	28.53%	1.43%	(23.76)%[4]	3.08%[9]
Ratio of net expenses to average net assets[10]	0.81%[6]	0.82%[6]	0.81%	0.81%	0.82%[11]
Ratio of gross expenses to average net assets[7]	1.08%	1.05%	1.05%	1.06%	1.13%[11]
Ratio of net investment loss to average net assets[2]	(0.15)%	(0.13)%	(0.09)%	(0.37)%	(0.49)%[11]
Portfolio turnover	33%	19%	25%	23%	158%
Net assets end of Period (000's) omitted	$34	$31	$24	$12	$15

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes a non-recurring securities litigation gain. Had the Fund not received the payment total return would have been (24.68%), (24.53%) and (24.53%) for Class N, Class I and Class Z respectively.
[5]	Includes reduction from broker recapture amounting to 0.01%, less than 0.01%, 0.01%, 0.01%, and less than 0.01% for the fiscal years ended 2025, 2024, 2023, 2022 and 2021, respectively
[6]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.
[7]
Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

[8]	Commencement of operations was on August 31, 2021.
[9]	Not annualized.
[10]
Includes reduction from broker recapture amounting to 0.01%, less than 0.01%, 0.01%, and 0.01% for the fiscal years ended 2025, 2024, 2023 and 2022, respectively, and less than 0.01% for the fiscal period ended October 31, 2021.

[11]	Annualized.

30
AMG Funds

Financial Highlights

AMG GW&K Small Cap Growth Fund
(formerly AMG Montrusco Bolton Large Cap Growth Fund)

	For the fiscal years ended October 31,
Class N	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$13.17	$10.58	$10.00	$17.05	$21.50
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.04)	(0.01)	0.02	(0.00)[3]	(0.07)
Net realized and unrealized gain (loss) on investments	2.48	3.03	1.55	(3.26)	6.17
Total income (loss) from investment operations	2.44	3.02	1.57	(3.26)	6.10
Less Distributions to Shareholders from:
Net investment income	—	(0.02)	(0.00)[3]	—	—
Net realized gain on investments	(1.26)	(0.41)	(0.99)	(3.79)	(10.55)
Total distributions to shareholders	(1.26)	(0.43)	(0.99)	(3.79)	(10.55)
Net Asset Value, End of Year	$14.35	$13.17	$10.58	$10.00	$17.05
Total Return[2,4]	19.81%	29.13%	17.14%	(25.18)%	39.50%
Ratio of net expenses to average net assets	0.91%[5]	0.91%	0.92%[5]	0.91%	1.07%[6]
Ratio of gross expenses to average net assets[7]	0.97%	0.97%	0.98%	0.94%	1.09%
Ratio of net investment income (loss) to average net assets[2]	(0.34)%	(0.05)%	0.18%	(0.02)%	(0.39)%
Portfolio turnover	97%	83%	77%	68%	109%
Net assets end of Year (000's) omitted	$132,163	$130,108	$115,248	$113,790	$175,468

	For the fiscal years ended October 31,
Class I	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$13.54	$10.86	$10.25	$17.36	$21.69
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.02)	0.02	0.04	0.02	(0.04)
Net realized and unrealized gain (loss) on investments	2.56	3.11	1.59	(3.34)	6.26
Total income (loss) from investment operations	2.54	3.13	1.63	(3.32)	6.22
Less Distributions to Shareholders from:
Net investment income	—	(0.04)	(0.03)	—	—
Net realized gain on investments	(1.26)	(0.41)	(0.99)	(3.79)	(10.55)
Total distributions to shareholders	(1.26)	(0.45)	(1.02)	(3.79)	(10.55)
Net Asset Value, End of Year	$14.82	$13.54	$10.86	$10.25	$17.36
Total Return[2,4]	20.02%	29.43%	17.27%	(25.05)%	39.78%
Ratio of net expenses to average net assets	0.73%[5]	0.73%	0.74%[5]	0.73%	0.92%[6]
Ratio of gross expenses to average net assets[7]	0.79%	0.79%	0.80%	0.76%	0.94%
Ratio of net investment income (loss) to average net assets[2]	(0.16)%	0.13%	0.36%	0.16%	(0.24)%
Portfolio turnover	97%	83%	77%	68%	109%
Net assets end of Year (000's) omitted	$77,708	$78,218	$74,169	$88,895	$167,415

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Less than $(0.005) per share.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.
[6]	Includes reduction from broker recapture amounting to less than 0.01%.
[7]
Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

AMG Funds
31

How To Contact Us

AMG GW&K Small/Mid Cap Growth Fund
AMG GW&K Small Cap Growth Fund
INVESTMENT MANAGER AND ADMINISTRATOR
AMG Funds LLC
680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901
203.299.3500 or 800.548.4539
DISTRIBUTOR
AMG Distributors, Inc.
680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901
CUSTODIAN
The Bank of New York Mellon
Mutual Funds Custody
240 Greenwich Street
New York, New York 10286
LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, Pennsylvania 15253-4426
800.548.4539
TRUSTEES
Jill R. Cuniff
Kurt A. Keilhacker
Peter W. MacEwen
Eric Rakowski
Victoria L. Sassine
Garret W. Weston

32
AMG Funds

AMG Funds
Prospectus
March 1, 2026

Where to find additional information
The Funds' Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
To request free copies of the Funds’ SAI, the Funds’ Annual and Semi-Annual Reports, and other information such as Fund financial statements or to make other inquiries, please contact the Funds:
•By telephone:
800.548.4539
•By mail:
AMG Funds
680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901
•On the Internet:
Electronic copies are available free of charge on our website at wealth.amg.com
Information about the Funds, including the Funds' current SAI and Annual and Semi-Annual Reports and other information such as Fund financial statements, is on file with the Securities and Exchange Commission (the “SEC”). The Funds' SAI is incorporated by reference into (is legally part of) this Prospectus.
Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov.
© 2026 AMG Funds LLC
Investment Company Act Registration Number 811-08004

weath.amg.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P092-0326

AMG Funds
Prospectus
March 1, 2026

AMG River Road Dividend All Cap Value Fund
Class N: ARDEX	Class I: ARIDX	Class Z: ARZDX
AMG River Road Focused Absolute Value Fund
Class N: ARRFX	Class I: AFAVX	Class Z: ARRZX
AMG River Road Mid Cap Value Fund
Class N: CHTTX	Class I: ABMIX	Class Z: ABIZX
AMG River Road Small-Mid Cap Value Fund
Class N: ARSMX	Class I: ARIMX	Class Z: ARSZX
AMG River Road Small Cap Value Fund
Class N: ARSVX	Class I: ARSIX	Class Z: ARZMX

wealth.amg.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P101-0326

THIS PAGE INTENTIONALLY LEFT BLANK

AMG Funds
1

THIS PAGE INTENTIONALLY LEFT BLANK

Summary of The Funds

AMG River Road Dividend All Cap Value Fund
Investment Objective
The Fund seeks to provide high current income and, secondarily, long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.36%	0.36%	0.32%
Total Annual Fund Operating Expenses	1.11%	0.86%	0.82%
Fee Waiver and Expense Reimbursements[2]	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.97%	0.72%	0.68%
1Expense information has been restated to reflect current fees.
2AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.68% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The first year of each amount shown in the Example reflects the Fund’s contractual expense limitation through March 1, 2027. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$99	$339	$598	$1,339
Class I	$74	$260	$463	$1,048
Class Z	$69	$248	$441	$1,001
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities with yields that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes will exceed that of the Russell 3000 Value Index. The Fund invests primarily in dividend paying common stocks, publicly traded partnerships (“PTPs”), and real estate investment trusts (“REITs”). The Fund may also invest in foreign securities (directly and through depositary receipts), convertible preferred stocks, and royalty income trusts.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.

AMG Funds
3

Summary of The Funds

The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Master Limited Partnership Risk—investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
PTP Risk— investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company accorded favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate

4
AMG Funds

Summary of The Funds

values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Investments in the real estate sector also may be adversely impacted by natural or environmental disasters. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code.
Royalty Income Trust Risk— investing in royalty income trusts, which typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources, involves certain risks not typically associated with investing in publicly traded companies. Royalty income trusts generally do not guarantee minimum distributions or return of capital. Royalty income trusts are also exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of (i) a broad-based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit wealth.amg.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/25 (Class N)

Best Quarter: 16.58% (2nd Quarter 2020)
Worst Quarter: -29.99% (1st Quarter 2020)

Average Annual Total Returns as of 12/31/25
AMG River Road Dividend All Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	7.02%	8.35%	8.07%	—
Class N Return After Taxes on Distributions	0.19%	2.75%	4.37%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	7.78%	6.06%	6.02%	—
Average Annual Total Returns as of 12/31/25 (continued)
AMG River Road Dividend All Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class I Return Before Taxes	7.32%	8.61%	8.34%	—
Class Z Return Before Taxes	7.39%	8.70%	—	7.17%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	14.76%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.71%	11.18%	10.46%	9.53%
1Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
Thomas S. Forsha, CFA
Senior Portfolio Manager of River Road;
Portfolio Manager of the Fund since June 2007.
Andrew R. McIntosh, CFA
Portfolio Manager of River Road;
Portfolio Manager of the Fund since April 2018.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.

AMG Funds
5

Summary of The Funds

TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6
AMG Funds

Summary of The Funds

AMG River Road Focused Absolute Value Fund
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.24%	None	None
Other Expenses	0.41%	0.41%	0.37%
Total Annual Fund Operating Expenses	1.25%	1.01%	0.97%
Fee Waiver and Expense Reimbursements[1]	(0.19)%	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.06%	0.82%	0.78%
1AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.78% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The first year of each amount shown in the Example reflects the Fund’s contractual expense limitation through March 1, 2027. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$108	$378	$668	$1,495
Class I	$84	$303	$539	$1,219
Class Z	$80	$290	$518	$1,172
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.
Principal Investment Strategies
The Fund principally invests in a portfolio of equity securities of U.S. and non-U.S. companies and may invest in securities of all market capitalizations. Under normal conditions, the Fund intends to invest its assets in the equity securities of a limited number of issuers. In pursuing its investment strategy, the Fund will primarily invest in common stocks, real estate investment trusts (“REITs”) and publicly traded partnerships (“PTPs”), including, but not limited to, master limited partnerships (“MLPs”). The Fund may invest in non U.S. companies through depositary receipts or by directly investing in securities listed on foreign exchanges.
The investment philosophy of River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.

AMG Funds
7

Summary of The Funds

In managing the Fund, the Subadviser employs an all-cap strategy that focuses on a limited number of securities representing the Subadviser’s “best ideas” across all of its core strategies. These “best ideas” are the result of the Subadviser’s risk/reward assessment, which is based on the Subadviser’s conviction about a company and opinion about the company’s discount to valuation.
To seek to manage risk, the Subadviser employs a structured sell discipline.
The Subadviser’s investment strategy is highly opportunistic and may result in high portfolio turnover.
The Fund is classified as non-diversified.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify each year as a regulated investment company accorded favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Master Limited Partnership Risk—investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
PTP Risk— investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to

8
AMG Funds

Summary of The Funds

raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company accorded favorable tax treatment under the Internal Revenue Code, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Investments in the real estate sector also may be adversely impacted by natural or environmental disasters. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the financials sector may comprise a significant portion of the Fund's portfolio. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of (i) a broad-based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit wealth.amg.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/25 (Class N)

Best Quarter: 16.94% (4th Quarter 2020)
Worst Quarter: -30.17% (1st Quarter 2020)

Average Annual Total Returns as of 12/31/25
AMG River Road Focused Absolute Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	13.37%	7.52%	9.82%	—
Class N Return After Taxes on Distributions	9.77%	5.43%	7.87%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	9.61%	5.46%	7.35%	—
Class I Return Before Taxes	13.65%	7.79%	10.10%	—
Class Z Return Before Taxes	13.69%	7.82%	—	8.00%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	14.76%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.71%	11.18%	10.46%	9.53%
1Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
R. Andrew Beck
Chief Executive Officer and Senior
Portfolio Manager of River Road;
Portfolio Manager of the Fund since November 2015.
J. Alex Brown
Chief Investment Officer of River Road;
Portfolio Manager of the Fund since June 2022.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000

AMG Funds
9

Summary of The Funds

Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10
AMG Funds

Summary of The Funds

AMG River Road Mid Cap Value Fund
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.56%	0.56%	0.56%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.33%	0.28%	0.23%
Total Annual Fund Operating Expenses	1.14%	0.84%	0.79%
Fee Waiver and Expense Reimbursements[2]	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.11%	0.81%	0.76%
1Expense information has been restated to reflect current fees.
2AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.76% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The first year of each amount shown in the Example reflects the Fund’s contractual expense limitation through March 1, 2027. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$113	$359	$625	$1,383
Class I	$83	$265	$463	$1,034
Class Z	$78	$249	$436	$975
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of mid-capitalization companies. The Fund currently considers mid-cap companies to be those with market capitalizations at the time of acquisition within the capitalization range of the Russell Midcap® Index (between $2 billion and $58.5 billion as of April 30, 2025, the date of the latest reconstitution of the Index (implemented by the Index June 27, 2025)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization range. Because of this, the Fund may have less than 80% of its net assets in securities of mid-cap companies at any given time.
The Fund invests primarily in equity securities that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes are undervalued. Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may invest in real estate investment trusts (“REITs”), convertible securities, preferred securities, and foreign securities (directly and through depositary receipts). The Fund may also invest in common stock of companies with market capitalizations that are above or below that of the Russell Midcap® Index at the time of acquisition.

AMG Funds
11

Summary of The Funds

The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Investments in the real estate sector also may be adversely impacted by natural or environmental disasters. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

12
AMG Funds

Summary of The Funds

Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of (i) a broad-based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of March 19, 2021, River Road was appointed as subadviser to the Fund and the Fund changed its name to “AMG River Road Mid Cap Value Fund” and adopted its current investment strategies. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and would have been different had the Fund’s current investment strategy been in effect.
To obtain updated performance information, please visit wealth.amg.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/25 (Class N)

Best Quarter: 20.13% (4th Quarter 2020)
Worst Quarter: -30.42% (1st Quarter 2020)

Average Annual Total Returns as of 12/31/25
AMG River Road Mid Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	11.75%	13.50%	9.79%	—
Class N Return After Taxes on Distributions	8.09%	7.92%	6.27%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	8.81%	9.06%	6.88%	—
Class I Return Before Taxes	12.11%	13.84%	10.09%	—
Class Z Return Before Taxes	12.16%	13.89%	—	8.71%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	14.76%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	11.05%	9.83%	9.78%	8.58%
1Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
Matthew W. Moran, CFA
Portfolio Manager of River Road;
Portfolio Manager of the Fund since March 2021.
Daniel R. Johnson, CFA, CPA
Portfolio Manager of River Road;
Portfolio Manager of the Fund since March 2021.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426

AMG Funds
13

Summary of The Funds

Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14
AMG Funds

Summary of The Funds

AMG River Road Small-Mid Cap Value Fund
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.28%	0.27%	0.22%
Total Annual Fund Operating Expenses	1.28%	1.02%	0.97%
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$130	$406	$702	$1,545
Class I	$104	$325	$563	$1,248
Class Z	$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes are undervalued. The Fund currently considers small- and mid-capitalization companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2500TM Index (between $119.4 million and $18.6 billion as of April 30, 2025, the date of the latest reconstitution of the Index (implemented by the Index June 27, 2025)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization range. Because of this, the Fund may have less than 80% of its net assets in securities of small- and mid-cap companies at any given time. Value investing involves buying stocks that the Subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may invest in real estate investment trusts (“REITs”), convertible preferred stocks, and foreign securities (directly and through depositary receipts). The Fund may also invest in common stock of companies with market capitalizations that exceed that of the Russell 2500TM Index at the time of acquisition.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time,

AMG Funds
15

Summary of The Funds

depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials sector may comprise a significant portion of the Fund's portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Investments in the real estate sector also may be adversely impacted by natural or environmental disasters. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of (i) a broad-based index and (ii) two additional indices reflecting the market segment(s) in which the Fund invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit wealth.amg.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/25 (Class N)

Best Quarter: 23.92% (4th Quarter 2020)
Worst Quarter: -34.15% (1st Quarter 2020)

16
AMG Funds

Summary of The Funds

Average Annual Total Returns as of 12/31/25
AMG River Road Small-Mid Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	4.01%	8.59%	10.80%	—
Class N Return After Taxes on Distributions	2.69%	7.15%	9.17%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	3.05%	6.62%	8.46%	—
Class I Return Before Taxes	4.21%	8.86%	11.10%	—
Class Z Return Before Taxes	4.36%	8.93%	—	8.66%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	14.76%
Russell 2500™ Value Index (reflects no deduction for fees, expenses, or taxes)	12.73%	10.02%	9.72%	8.15%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	12.59%	8.88%	9.27%	6.96%
1Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
J. Justin Akin
Senior Portfolio Manager of River Road;
Portfolio Manager of the Fund since March 2012.
R. Andrew Beck
Chief Executive Officer and Senior Portfolio Manager of River Road;
Portfolio Manager of the Fund since March 2007.
Todd Mayberry
Portfolio Manager of River Road;
Portfolio Manager of the Fund since August 2025.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds
17

Summary of The Funds

AMG River Road Small Cap Value Fund
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.30%	0.29%	0.20%
Total Annual Fund Operating Expenses	1.35%	1.09%	1.00%
1Expense information has been restated to reflect current fees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$137	$428	$739	$1,624
Class I	$111	$347	$601	$1,329
Class Z	$102	$318	$552	$1,225
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes are undervalued. Value investing involves buying stocks that the Subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund currently considers small-cap companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Index (between $119.4 million and $7.4 billion as of April 30, 2025, the date of the latest reconstitution of the Index (implemented by the Index June 27, 2025)). The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above the small-capitalization range. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Fund may also invest in mid-cap companies, which the Fund currently considers to be companies with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell Midcap® Index (between $2 billion and $58.5 billion as of April 30, 2025, the date of the latest reconstitution of the Index (implemented by the Index June 27, 2025)). These capitalization ranges will change over time. In addition, the Fund may invest in real estate investment trusts (“REITs”), convertible preferred stocks, and foreign securities (directly and through depositary receipts).
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more

18
AMG Funds

Summary of The Funds

likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials sector may comprise a significant portion of the Fund's portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Investments in the real estate sector also may be adversely impacted by natural or environmental disasters. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of (i) a broad-based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit wealth.amg.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/25 (Class N)

Best Quarter: 24.79% (4th Quarter 2020)
Worst Quarter: -32.80% (1st Quarter 2020)

AMG Funds
19

Summary of The Funds

Average Annual Total Returns as of 12/31/25
AMG River Road Small Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	2.25%	8.69%	10.21%	—
Class N Return After Taxes on Distributions	-0.21%	6.86%	8.22%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	2.84%	6.61%	7.81%	—
Class I Return Before Taxes	2.54%	8.98%	10.50%	—
Class Z Return Before Taxes	2.62%	9.07%	—	8.63%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	14.76%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	12.59%	8.88%	9.27%	6.96%
1Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
J. Justin Akin
Senior Portfolio Manager of River Road;
Portfolio Manager of the Fund since March 2012.
R. Andrew Beck
Chief Executive Officer and Senior Portfolio Manager of River Road;
Portfolio Manager of the Fund since June 2005.
Todd Mayberry
Portfolio Manager of River Road;
Portfolio Manager of the Fund since August 2025.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20
AMG Funds

Additional Information About the Funds

AMG River Road Dividend All Cap Value Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities with yields that the Subadviser believes will exceed that of the Russell 3000 Value Index. The Fund invests primarily in dividend paying common stocks, PTPs, and REITs. The Fund may also invest in foreign securities (directly and through depositary receipts), convertible preferred stocks, and royalty income trusts.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
Unless otherwise indicated or as required by applicable law or regulation, the Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•Seeking high current income and long-term capital appreciation
•Looking to gain exposure to high-quality U.S. companies of all sizes
•Willing to accept short-term volatility of returns
PORTFOLIO MANAGERS

Thomas S. Forsha, CFA
Senior Portfolio Manager of River Road and Portfolio Manager of the Fund

Andrew McIntosh, CFA
Portfolio Manager of River Road and Portfolio Manager of the Fund
See “Fund Management” below for more information on the portfolio managers.

AMG Funds
21

Additional Information About the Funds

AMG River Road Dividend All Cap Value Fund (CONTINUED)
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.04% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.68% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

22
AMG Funds

Additional Information About the Funds

AMG River Road Focused Absolute Value Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund principally invests in a portfolio of equity securities of U.S. and non-U.S. companies and may invest in securities of all market capitalizations. In pursuing its investment strategy, the Fund will primarily invest in common stocks, REITs and PTPs, including, but not limited to, MLPs. The Fund may invest in non-U.S. companies through depositary receipts or by directly investing in securities listed on foreign exchanges.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
In managing the Fund, the Subadviser employs an all-cap strategy that focuses on a limited number of securities representing the Subadviser’s “best ideas” across all of its core strategies. These “best ideas” are the result of the Subadviser’s risk/reward assessment, which is based on the Subadviser’s conviction about a company and opinion about the company’s discount to valuation. The Subadviser’s investment strategy is highly opportunistic.
To seek to manage risk, the Subadviser employs a structured sell discipline.
The Fund is classified as non-diversified. Under normal conditions, the Fund intends to invest its assets in the equity securities of a limited number of issuers.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•Seeking long-term capital appreciation
•Looking to gain exposure to high-quality U.S. companies of all sizes
•Willing to accept short-term volatility of returns
PORTFOLIO MANAGERS

R. Andrew Beck
Chief Executive Officer and Senior Portfolio Manager of River Road and Portfolio Manager of the Fund

J. Alex Brown
Chief Investment Officer of River Road and Portfolio Manager of the Fund
See “Fund Management” below for more information on the portfolio managers.

AMG Funds
23

Additional Information About the Funds

AMG River Road Focused Absolute Value Fund (CONTINUED)
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.78% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

24
AMG Funds

Additional Information About the Funds

AMG River Road Mid Cap Value Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund currently considers mid-cap companies to be those with market capitalizations at the time of acquisition within the capitalization range of the Russell Midcap® Index. The Fund invests primarily in equity securities that River Road believes are undervalued. Value investing involves buying stocks that the Subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may invest in REITs, convertible preferred stocks, and foreign securities (directly and through depositary receipts). The Fund may also invest in common stock of companies with market capitalizations that are above or below that of the Russell Midcap® Index at the time of acquisition.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
Unless otherwise indicated or as required by applicable law or regulation, the Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•Looking to gain exposure to U.S. mid-cap, value-oriented stocks
•Seeking long-term capital appreciation
•Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.10% and 0.05% in shareholder servicing fees, respectively, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees
PORTFOLIO MANAGERS

Matthew W. Moran, CFA
Portfolio Manager of River Road
and Portfolio Manager of the Fund

Daniel R. Johnson, CFA, CPA
Portfolio Manager of River Road
and Portfolio Manager of the Fund
See “Fund Management” below for more information on the portfolio managers.

AMG Funds
25

Additional Information About the Funds

AMG River Road Mid Cap Value Fund (CONTINUED)
paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. Effective September 29, 2017, the Fund established one additional share class: Class Z. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.76% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

26
AMG Funds

Additional Information About the Funds

AMG River Road Small-Mid Cap Value Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund currently considers small- and mid-capitalization companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2500™ Index. Value investing involves buying stocks that the Subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may invest in REITs, convertible preferred stocks, and foreign securities (directly and through depositary receipts). The Fund may also invest in common stock of companies with market capitalizations that exceed that of the Russell 2500™ Index at the time of acquisition.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
The Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies that the Subadviser believes are undervalued. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
Unless otherwise indicated or as required by applicable law or regulation, the Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•Seeking long-term capital appreciation
•Looking to gain exposure to U.S. small- and mid-cap, value-oriented stocks
•Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses
PORTFOLIO MANAGERS

J. Justin Akin
Senior Portfolio Manager of River Road and Portfolio Manager of the Fund

R. Andrew Beck
Chief Executive Officer and Senior Portfolio Manager of River Road and Portfolio Manager of the Fund

Todd Mayberry
Portfolio Manager of River Road and Portfolio Manager of the Fund
See “Fund Management” below for more information on the portfolio managers.

AMG Funds
27

Additional Information About the Funds

AMG River Road Small-Mid Cap Value Fund (CONTINUED)
table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
The Investment Manager has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.04% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

28
AMG Funds

Additional Information About the Funds

AMG River Road Small Cap Value Fund
The Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund currently considers small-cap companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Index. Value investing involves buying stocks that the Subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in mid-cap companies, which the Fund currently considers to be companies with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell Midcap® Index. In addition, the Fund may invest in REITs, convertible preferred stocks, and foreign securities (directly and through depositary receipts).
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
The Fund has adopted a non-fundamental policy pursuant to Rule 35d-1 under the 1940 Act. Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that the Subadviser believes are undervalued. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. For purposes of this policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”
Unless otherwise indicated or as required by applicable law or regulation, the Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•Seeking long-term capital appreciation
•Looking to gain exposure to U.S. small-cap, value-oriented stocks
•Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount
PORTFOLIO MANAGERS

J. Justin Akin
Senior Portfolio Manager of River Road and Portfolio Manager of the Fund

R. Andrew Beck
Chief Executive Officer and Senior Portfolio Manager of River Road
and Portfolio Manager of the Fund

Todd Mayberry
Portfolio Manager of River Road and Portfolio Manager of the Fund
See “Fund Management” below for more information on the portfolio managers.

AMG Funds
29

Additional Information About the Funds

AMG River Road Small Cap Value Fund  (CONTINUED)
of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations, if any, in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

30
AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks
This section presents more detailed information about each Fund’s risks as described in the Fund’s summary section of the Prospectus. The risks are described in alphabetical order and not in the order of importance or potential exposure. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to a Fund. A Fund may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see each Fund’s summary section for a description of the Fund’s principal risks and the types of instruments in which the Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.
All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds.
convertible securities RISK
(AMG River Road Dividend All Cap Value Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund)
Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency RISK
(All Funds)
The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent a Fund invests directly in non-U.S. currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to non-U.S. currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.
FOCUSED INVESTMENT RISK
(AMG River Road Focused Absolute Value Fund)
To the extent the Fund invests a significant portion of its assets in a relatively small number of securities, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s net asset value may be more volatile and the Fund may involve more risk than a fund that invests in a more diverse investment portfolio. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the Fund’s net asset value.
Foreign Investment Risk
(All Funds)
Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. The value of foreign investments may be adversely affected by changes in the political or social conditions, taxation, including confiscatory or withholding taxes, diplomatic relations, embargoes, sanctions or the threat of sanctions against a particular country or countries, organizations, entities and/or individuals, tariffs, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries, which risks also apply to investments traded on a U.S. securities exchange that are issued by companies with significant exposure to foreign countries. Foreign investments trade with less frequency and volume than U.S. investments and, therefore, may have greater price volatility. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.

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Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
HIGH portfolio turnover RISK
(AMG River Road Focused Absolute Value Fund)
The Fund may engage in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These costs related to increased portfolio turnover may adversely affect Fund performance, and the sale of securities by the Fund may increase a shareholder’s tax liability.
LARGE-CAPITALIZATION STOCK RISK
(AMG River Road Dividend All Cap Value Fund and AMG River Road Focused Absolute Value Fund)
Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
LIQUIDITY RISK
(All Funds)
Liquidity risk is the risk that a Fund may not be able to dispose of investments or close out derivatives transactions readily at favorable times or prices or may have to sell them at a loss. For example, investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.
ManagEment RISK
(All Funds)
The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause a Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. Each Fund’s Subadviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result. To the extent a Fund’s Subadviser uses quantitative analyses or models, any imperfections, errors or limitations in such analyses or models could affect the Fund’s performance or the ability of the Subadviser to implement its strategies. In particular, with respect to limitations in such analyses or models, the analyses and models may make simplifying assumptions that limit their effectiveness, may appear to explain prior market data but fail to predict future market events, and may use data that is inaccurate or does not include the most recent information about a company or a security.
MARKET RISK
(All Funds)
Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to economic or market conditions or perceptions, government actions, geopolitical events, or in response to events that affect particular industries, geographies, or companies. The value of your investment could go up or down depending on market conditions and other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 pandemic. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. Unexpected political, trade, regulatory and diplomatic events within the United States and abroad, as well as trade policy changes or disputes, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In addition, a Fund’s performance may also be negatively impacted by the commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets.
Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, a Fund or issuers in which a Fund invests.
Master Limited partnership risk
(AMG River Road Dividend All Cap Value Fund and AMG River Road Focused Absolute Value Fund)
Master limited partnerships are limited partnerships in which ownership interests are publicly traded. Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments. Investments in master limited partnerships are subject to

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Summary of the Funds’ Principal Risks (CONTINUED)
similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a PTP, including a master limited partnership, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such master limited partnership directly. If such distributions do not so qualify, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from a Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would receive if the shareholder invested directly in a master limited partnership.
NON-DIVERSIFIED FUND RISK
(AMG River Road Focused Absolute Value Fund)
Funds that are non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund than a diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify each year as a regulated investment company accorded favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
pTp Risk
(AMG River Road Dividend All Cap Value Fund and AMG River Road Focused Absolute Value Fund)
Investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. A Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company accorded favorable tax treatment under the Internal Revenue Code, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a PTP, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such PTP directly. If such distributions do not so qualify, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from a Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would receive if the shareholder invested directly in a PTP.
REAL ESTATE INDUSTRY RISK
(All Funds)
The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. Investments in the real estate sector also may be adversely impacted by natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena. These factors may reduce the value of a Fund's investments in REITs and the real estate industry. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations, and some REITs may have limited diversification. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code. Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described in the SAI (defined below), are treated as qualified REIT dividends in the hands of non-corporate shareholders. See “Certain U.S. Federal Income Tax Matters – REITs” in the SAI for further details.
Royalty income trust Risk
(AMG River Road Dividend All Cap Value Fund)
Investing in royalty income trusts, which typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources, involves certain risks not typically associated with investing in publicly traded companies. Royalty income trusts generally do not guarantee minimum distributions or return of capital. If the assets underlying a royalty income trust do not perform

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Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
as expected, the trust may reduce or eliminate distributions, which will significantly impair the value of an investment in the trust.
Royalty income trusts are also exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.
SECTOR RISK
(All Funds)
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
SMALL- AND MID-CAPITALIZATIOn stock RISK
(All Funds)
The stocks of small- and mid-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, less proven track records, and less competitive strength than larger companies. A fund that invests in small- and mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.
VALUE STOCK RISK
(All Funds)
Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

Other Important Information About the Funds and their Investment Strategies and Risks
In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks, which the Investment Manager does not currently consider to be principal risks of the Funds. Some of these risks are described in the Funds' Statement of Additional Information dated March 1, 2026, as supplemented from time to time (the “SAI”).
INVESTMENT OBJECTIVES
The investment objective of each Fund is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
TEMPORARY DEFENSIVE MEASURES
From time to time, each Fund may invest a portion of its assets in money market securities, repurchase agreements, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions. These temporary defensive measures may be inconsistent with each Fund’s investment objective and principal investment strategies. Each Fund may not be able to achieve its stated investment objective while taking these defensive measures.
PORTFOLIO TURNOVER
Each Fund may sell any security when it believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.
PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds' SAI, which is available on the Funds' website at wealth.amg.com.
large transactions RISK
A Fund may experience adverse effects when large shareholders, or a number of shareholders collectively, rapidly or unexpectedly purchase or redeem large amounts of shares of the Fund (“large shareholder transactions”). Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund's NAV and liquidity. Similarly, large Fund share purchases may

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Additional Information About the Funds

Other Important Information About the Funds and their Investment Strategies and Risks (CONTINUED)
adversely affect a Fund's performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large shareholder transactions may also result in taxable income and/or gains for a Fund, which may increase taxable distributions to shareholders, and may also increase transaction costs. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged investment plans. To the extent that such transactions result in short-term capital gains, such gains when distributed by a Fund will generally be taxed at the ordinary income tax rate for individual shareholders who hold Fund shares in a taxable account. In addition, a large redemption could result in a Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio. A number of circumstances may cause a Fund to experience large redemptions, including, but not limited to, the occurrence of significant events affecting investor demand for securities or asset classes in which the Fund invests; changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.

Fund Management
Each Fund is a series of AMG Funds IV, a Delaware statutory trust (the “Trust”). The Trust is part of the AMG Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.
The Investment Manager, located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida, 33401. The Investment Manager serves as investment manager and administrator to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadviser to each Fund. The Distributor, a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution and shareholder service (12b-1) fees, the Distributor receives no compensation from the Funds for its services as distributor.
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of each Fund and selects and recommends to the Funds’ Board of Trustees investment subadvisers to manage each Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated subadvisers for the Funds and, in the case of AMG River Road Mid Cap Value Fund, affiliated subadvisers for such Fund. In addition, with respect to AMG River Road Mid Cap Value Fund, subject to approval by the SEC of an amendment to the Funds’ exemptive order, the Fund may disclose fees paid to subadvisers on an aggregate, rather than individual, basis. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.
River Road Asset Management, LLC (“River Road”), Meidinger Tower, 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, was founded in 2005. AMG holds an indirect, majority equity interest in River Road, and members of River Road’s senior management team hold a substantial minority equity interest in the firm. As of December 31, 2025, River Road managed approximately $9.9 billion in assets.
Each of AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.50%, 0.60%, 0.56%, 0.75% and 0.80%, respectively, of the average daily net assets of each Fund. The Investment Manager, in turn, pays River Road a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
Portfolio Management
The following provides information about the individual portfolio manager(s) who are jointly and primarily responsible for the day-to-day management of the Funds.

AMG Funds
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Additional Information About the Funds

Fund Management (CONTINUED)

AMG River Road Dividend All Cap Value Fund
Thomas S. Forsha, CFA
Portfolio Manager of the Fund since June 2007. Mr. Forsha is a senior portfolio manager for River Road’s Dividend All-Cap
Value portfolio. He previously served as a supervising portfolio manager for the firm’s Focused Absolute Value® portfolios. He is a member of River Road’s Executive Committee. Mr. Forsha joined River Road in 2005 and holds equity in the firm.
Prior Experience
• Assistant Vice President, Portfolio Manager, and Equity Analyst, ABN AMRO Asset Management USA
Education
• MBA, The University of Chicago Booth School of Business
• BS in Finance, The Ohio State University’s Fisher College of Business
Certifications/Affiliations
• CFA® charterholder
• CFA Institute member
• CFA Society Louisville member

Andrew R. McIntosh, CFA
Portfolio Manager of the Fund since April 2018. Mr. McIntosh is a portfolio manager for River Road’s Dividend All-Cap Value portfolio. He previously served as a senior equity analyst for River Road. Mr. McIntosh joined River Road in 2011 and holds equity in the firm.
Prior Experience
• Structured Finance Analyst on a portfolio of subprime and second lien securities, AEGON USA Investment Management
LLC
• Commercial Mortgage Production Analyst, AEGON USA Realty Advisors Inc.
Education
• BBA in Finance, University of Iowa
Certifications/Affiliations
• CFA® charterholder
• CFA Institute member
• CFA Society Louisville member and past president

AMG River Road Focused Absolute Value Fund
R. Andrew Beck
Portfolio Manager since the Fund’s inception in November 2015. Mr. Beck is River Road’s Chief Executive Officer, responsible for establishing and driving the firm’s business strategy. Additionally, he is a senior portfolio manager for River Road’s Small
Cap Value and Small-Mid Cap Value strategies and a supervising portfolio manager for the Focused Absolute Value®
portfolios. He is Chair of River Road’s Executive Committee and co-chair of the Investment Oversight Committee. Mr. Beck co-founded River Road in 2005 and holds equity in the firm.
Prior Experience
• Senior Research Analyst, Senior Vice President, and Portfolio Manager, SMC Capital Inc.
Education
• MBA, F.W. Olin School at Babson College
• BS in Finance, University of Louisville

J. Alex Brown
Portfolio Manager of the Fund since June 2022. Mr. Brown is River Road’s Chief Investment Officer, responsible for promoting investment process alignment across all strategies with the firm’s investment philosophy and leading the research and data management functions. Additionally, he is a supervising portfolio manager for River Road’s Focused Absolute Value®
portfolios. Mr. Brown previously served as Director of Research for River Road. He is chair of the Investment Oversight
Committee and a member of River Road’s Executive Committee. Mr. Brown joined River Road in 2010 and holds equity in the firm.
Prior Experience
• Associate, Consumer & Retail Investment Banking, Wachovia Capital Markets LLC
• Captain and Lieutenant, United States Air Force
Education
• MBA, Harvard Business School
• BS in Operations Research as a Distinguished Graduate, United States Air Force Academy

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Fund Management (CONTINUED)
AMG River Road Mid Cap Value Fund
Matthew W. Moran, CFA
Portfolio Manager of the Fund since March 2021. Mr. Moran is a portfolio manager for River Road’s Mid Cap Value and
Large Cap Value portfolios. He previously served as a senior equity analyst for River Road. Mr. Moran joined River Road in
2007 and holds equity in the firm.
Prior Experience
• Equity Analyst, Morningstar
• Associate, Citigroup
• Analyst, Goldman Sachs
Education
• MBA, The University of Chicago Booth School of Business
• BS in Finance, Bradley University, summa cum laude
Certifications/Affiliations
• CFA® charterholder
• CFA Institute member
• CFA Society Louisville member

Daniel R. Johnson, CFA, CPA
Portfolio Manager of the Fund since March 2021. Mr. Johnson is a portfolio manager for River Road’s Mid Cap Value and
Large Cap Value portfolios. He previously served as a senior equity analyst for River Road. He is a member of River Road’s
Executive Committee. Mr. Johnson joined River Road in 2006 and holds equity in the firm.
Prior Experience
• Associate Auditor, PricewaterhouseCoopers
Education
• Master of Accountancy, University of Kentucky
• BS in Accounting, University of Kentucky
Certifications/Affiliations
• CFA® charterholder
• CPA designation
• CFA Institute member
• CFA Society Louisville member

AMG River Road Small-Mid Cap Value Fund AMG River Road Small Cap Value Fund
J. Justin Akin
Portfolio Manager of each Fund since March 2012. Mr. Akin is a senior portfolio manager for River Road’s Small Cap Value and Small-Mid Cap Value portfolios. He previously served as a senior equity analyst for River Road. He is a member of River
Road’s Executive Committee. Mr. Akin joined River Road in 2005 and holds equity in the firm.
Prior Experience
• Equity Research Analyst, SMC Capital Inc.
Education
• BS in Economics, Centre College
Affiliations
• CFA Institute member
• CFA Society Louisville member

R. Andrew Beck	Portfolio Manager since AMG River Road Small Cap Value Fund’s inception in June 2005 and AMG River Road Small-Mid Cap Value Fund’s inception in March 2007. Please see above.
Todd Mayberry
Portfolio Manager of each Fund since August 2025. Mr. Mayberry is a portfolio manager for River Road’s Small Cap Value and Small-Mid Cap Value portfolios. He previously served as a senior equity analyst for River Road. He joined River Road in
2014 and holds equity in the firm.
Prior Experience
• Senior Associate, Corporate Banking, PNC Bank
Education
• BBA in Finance, University of Cincinnati
Affiliations
• CFA® charterholder
• CFA Institute member
• CFA Society Louisville member

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Additional Information About the Funds

Fund Management (CONTINUED)
ADDITIONAL INFORMATION
Additional information regarding other accounts managed by the Portfolio Managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.
A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreements with respect to the Funds between the Investment Manager and the Subadviser is available in each Fund’s Form N-CSR filing for the fiscal year ended October 31.
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment manager, subadvisers, administrator, custodian, transfer agent, accountants and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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AMG Funds

Shareholder Guide

Your Account

You may invest in the Funds by purchasing Class N, Class I, or Class Z shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.
The Class N shares of the Funds are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and certain classes of shares of the Funds bear shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the NAV per share of the classes may differ. In all other material respects, Class N, Class I, and Class Z shares are the same, each share representing a proportionate interest in a Fund. Each Fund and each class of shares is subject to a minimum initial investment amount, as described below. As an investor, you pay no sales charge to invest in the Funds or to redeem out of the Funds.
Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders.
Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.
Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.
FAIR VALUE POLICY
Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, under the general supervision of the Board of Trustees. Each Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Unless a foreign equity security is fair valued, if there are no reported sales for such security on the valuation date, it may be valued at the last quoted bid price or the mean between the last quoted bid and ask prices. Securities held in each Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.
Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.
Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Board has designated the Funds’ Investment Manager as the Funds’ “Valuation Designee” to perform the Funds’ fair value determinations, which are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

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Shareholder Guide

Choosing a Share Class

Investors can choose among the following share classes when investing in the Funds:
•Class Z
•Class I
•Class N
The classes differ in expense structure and eligibility requirements. When choosing a share class, it is important to consider these three factors:
•The amount you plan to invest;
•Your investment objectives; and
•The expenses and charges for the class.
We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.
Class N Shares
Class N shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class N’s NAV per share. Shareholders may bear shareholder servicing fees of up to 0.04% with respect to AMG River Road Dividend All Cap Value Fund, up to 0.10% with respect to AMG River Road Mid Cap Value Fund, and up to 0.15% with respect to each of AMG River Road Focused Absolute Value Fund, AMG River Road Small-Mid Cap Value Fund, and AMG River Road Small Cap Value Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Class N shares also pay distribution (12b-1) fees of 0.25%. See “Distribution and Service (12b-1) Fees” below for more information on 12b-1 fees.
Class I Shares
Class I shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class I’s NAV per share. Shareholders may bear shareholder servicing fees of up to 0.04% with respect to AMG River Road Dividend All Cap Value Fund, up to 0.05% with respect to AMG River Road Mid Cap Value Fund, and up to 0.15% with respect to each of AMG River Road Focused Absolute Value Fund, AMG River Road Small-Mid Cap Value Fund, and AMG River Road Small Cap Value Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class I shares do not pay distribution (12b-1) fees. Shareholders who transact in Class I shares through a financial intermediary may be required to pay a commission to the financial intermediary for effecting such transactions.
Class Z Shares*
Class Z shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class Z’s NAV per share. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class Z shares do not pay distribution (12b-1) fees.
*Individual retirement accounts may only invest in Class Z shares if the account is held directly on the books of the Fund (e.g., not through an omnibus or NSCC networked account established by a financial intermediary).

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Funds, the Financial Intermediary’s transaction policies, fees, and minimum investment amounts will also apply to your investment in a Fund. Please consult with your Financial Intermediary for additional information about their policies. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Funds may include receipt of distribution (12b-1) fees and/or shareholder servicing fees. For more information on 12b-1 fees, see “Distribution and Service (12b-1) Fees” below. Shareholder servicing fees are paid out of the assets of each of the Class N and Class I shares of each Fund (each, a “service fee bearing share class”) on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in a service fee bearing share class. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or a Fund.
Class I shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as a distribution (12b-1) fee, may be available on brokerage platforms of Financial Intermediaries that have agreements with the Distributor to offer such shares solely when acting as

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Investing Through an Intermediary (CONTINUED)
your agent. If you transact in Class I shares through such a Financial Intermediary, you may be required to pay a commission and/or other forms of compensation to the Financial Intermediary for effecting such transactions. Shares of the Funds are available in other share classes that have different fees and expenses.
Class N and Class I shares of each of AMG River Road Focused Absolute Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund are authorized to pay shareholder servicing fees at a rate of up to 0.15% of the Fund’s average daily net assets with respect to such share class. Class N and Class I shares of AMG River Road Dividend All Cap Value Fund are each authorized to pay shareholder servicing fees at a rate of up to 0.04% of the Fund’s average daily net assets with respect to such share class. Class N and Class I shares of AMG River Road Mid Cap Value Fund are authorized to pay shareholder servicing fees at a rate of up to 0.10% and 0.05%, respectively, of the Fund’s average daily net assets with respect to such share class. The Investment Manager has voluntarily agreed, through at least March 1, 2027, to waive a portion of the shareholder servicing fees paid by the various share classes of each of AMG River Road Focused Absolute Value Fund, AMG River Road Small-Mid Cap Value Fund, and AMG River Road Small Cap Value Fund, as necessary, to ensure the total net expense ratio for each share class of each such Fund does not increase due to the fee and expense changes which took effect October 1, 2016.
The Investment Manager, the Subadviser and/or the Distributor may pay additional compensation (directly out of their own resources and not as an expense of a Fund) to certain affiliated or unaffiliated Financial Intermediaries in connection with the sale, including distribution, marketing and promotional services, or retention of Fund shares and/or shareholder servicing. To the extent permitted by SEC and Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and other applicable laws and regulations, the Investment Manager, the Subadviser and the Distributor may make other payments or allow other promotional incentives to Financial Intermediaries. This compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments may be substantial; however, they will be made by the Investment Manager, the Subadviser and/or the Distributor, as applicable, not by the Funds or their shareholders, and will not change the NAV or the price of the Funds’ shares.
You can ask your Financial Intermediary for information about any payments it receives from the Investment Manager, the Subadviser and/or the Distributor and any services it provides, as well as about fees and/or commissions it charges and which share class(es) you are eligible to purchase.

Distribution and Service (12b-1) Fees

The Funds have adopted a Plan of Distribution under Rule 12b-1 (a 12b-1 Plan) for Class N shares that allows the Funds to pay the Distributor and Financial Intermediaries for selling and distributing Class N shares (for example, for sales, marketing, and promotional activities and to cover related expenses) and for providing service to shareholders of Class N shares. Payments made pursuant to the
12b-1 Plan for Class N shares may only be used to pay distribution expenses incurred in the current year. Because 12b-1 fees are deducted from the net assets of Class N on an ongoing basis, they increase the cost of your investment the longer you hold it, and will result in lower total returns and may end up costing you more than other types of sales charges.

Transaction Policies

OPENING YOUR ACCOUNT
You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor in its application, and the Trust may require further identifying documentation. The Trust also must maintain and update identifying information and conduct monitoring to identify and report suspicious transactions. If the Trust is unable to verify the information shortly after your account is opened or within a reasonable amount of time after a request for updated information, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.
BUYING AND SELLING Fund SHARES
You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

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Transaction Policies (CONTINUED)
PROCESSING ORDERS
The Funds typically expect to pay out redemption proceeds on the next business day after a redemption request is received in good order if redemption proceeds are sent by wire. If redemption proceeds are sent by check via express mail or Automated Clearing House (“ACH”), the Funds typically expect to pay out redemption proceeds within two business days after a redemption request is received in good order. If redemption proceeds are sent by check via regular mail, the Funds typically expect to pay out redemption proceeds within five to seven business days after a redemption request is received in good order.
If you sell shares of the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. ACH transactions are also subject to a 15 calendar day holding period. A Fund may delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. A Fund also may pay redemption proceeds using cash obtained through borrowing arrangements (including interfund lending) that may be available from time to time.
A Fund may pay all or a portion of redemption proceeds with in-kind distributions of portfolio securities when such action is in the best interest of the Fund. For example, a shareholder may request a redemption in-kind to avoid any disruption in market exposure, or a redemption may be so relatively large that a redemption in-kind is most appropriate. The securities received as payment remain subject to market and other risks until they are sold and such sales may result in transaction costs, such as brokerage fees and taxes. A redeeming shareholder may receive less for them than the price at which they were valued for purposes of the redemption. In addition, a redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in-kind.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

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How to Buy or Sell Shares

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to AMG Funds to: AMG Funds c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 534426 Pittsburgh, PA 15253-4426
Send a letter of instruction and a
check payable to AMG Funds to:
AMG Funds
c/o BNY Mellon Investment Servicing
(US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
(Include your account number and
Fund name on your check)

Write a letter of instruction containing:
• Name of the Fund
• Dollar amount or number of
shares you wish to sell
• Your name
• Your account number
• Signatures of all account owners
Mail your letter to:
AMG Funds
c/o BNY Mellon Investment
Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539
If you elected telephone redemption
privileges on your account application,
call us at 800.548.4539. Telephone
redemptions are available only for
redemptions of less than $100,000 for
Class N shares and Class I shares and
less than $250,000 for Class Z shares.

Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our website at wealth.amg.com	Go to our website at wealth.amg.com. Internet redemptions are available only for redemptions of less than $100,000 for Class N shares and Class I shares and less than $250,000 for Class Z shares.
By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account.
*Please indicate which class of shares you are buying or selling when you place your order.
†Redemptions of $100,000 and over for Class N and Class I shares and $250,000 and over for Class Z shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000.  Telephone and Internet redemptions are available only for redemptions that are below $100,000 for Class N and Class I shares and below $250,000 for Class Z shares.

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How to Buy or Sell Shares (CONTINUED)
INVESTMENT MINIMUMS
Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

	Initial Investment	Additional Investments
Class N:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Class I:
• Regular Accounts	$100,000	$100
• Individual Retirement Accounts	$25,000	$100
Class Z:
• Regular Accounts	$5,000,000	$1,000
• Individual Retirement Accounts (Direct Accounts Only)	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Funds Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); a trust or plan established primarily for the benefit of any of the foregoing persons; certain omnibus accounts, mutual fund advisory platforms and fee-based investment platforms via a custodian or clearing firm (Class I shares); and certain qualified retirement plans, such as 401(k) plans, 403(b) plans and 457 plans. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION
Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadviser intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
SIGNATURE GUARANTEE
If you are selling $100,000 or more worth of Class N or Class I shares or $250,000 or more worth of Class Z shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.
We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.
UNAUTHORIZED TRANSACTIONS
The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.
LIMITATIONS ON THE FUNDS
The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:
•Redeem your account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares or $50,000 for Class Z shares due to redemptions you make, or (ii) is below $100, but, in each case, not until after a Fund gives you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount.
•If an investor in Class I shares of a Fund falls below the minimum initial investment required, the Fund may convert your position(s) in Class I shares of the Fund to the respective Class N shares of that Fund, if applicable. Unless you did not meet the minimum initial investment, a Fund will give you 30 days’ notice before the Fund converts your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. A Fund will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. A Fund may close Fund position(s) in IRAs, Education Savings

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How to Buy or Sell Shares (CONTINUED)
Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, a Fund may convert the Fund position(s) to the Class N. Additionally, a Fund will not convert Class I Fund position(s) where there is an effective “letter of intent.”
•Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•Change the minimum required investment amounts;
•Refuse a buy order for any reason, including your failure to submit a properly completed application;
•Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and
•End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.
The Funds or the Funds’ transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
In connection with the Trust’s anti-money laundering efforts, the Trust also may redeem Fund shares at their net asset value and close a shareholder’s account if a shareholder fails to timely provide the Trust with any requested documentation or information, the Trust is unable to verify such documentation or information within a reasonable amount of time, or the Trust is otherwise required by law to redeem Fund shares.
FREQUENT TRADING POLICY
The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. There may be additional risks due to frequent trading activities. As described previously, the Funds have adopted procedures to minimize these risks.
Monitoring Trades
To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds' transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds' transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.
Limiting Trades
The Funds may refuse a purchase order for any reason and will refuse the purchase portion of an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a Financial Intermediary that violate the Funds' frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the Financial Intermediary has received them.
Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through Financial Intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that Financial Intermediaries have implemented procedures designed to deter market timing, the Funds' ability to detect frequent trading activities by investors who hold shares through omnibus accounts at Financial Intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.
Lost Stockholders, Inactive Accounts and Unclaimed Property
It is important that each Fund maintains a correct address for each investor. An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds' transfer agent will attempt to locate the investor or rightful owner of the account. If the Funds' transfer agent is unable to locate the investor, then it will determine whether the investor's account can legally be considered abandoned. Fund accounts may be transferred to the state government of an investor's state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state's abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction. It is your responsibility to ensure that you maintain a correct address for your account. Please proactively contact the Funds' transfer agent toll-free at 800.548.4539 at least annually to ensure your account remains in active status. The Funds and the Investment Manager will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.

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Investor Services

AUTOMATIC INVESTMENTS
You may arrange to make automatic deductions at regular intervals from a designated bank account.
AUTOMATIC REINVESTMENT PLAN
This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.
AUTOMATIC REDEMPTIONS
With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.
RETIREMENT PLANS
You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.
EXCHANGE PRIVILEGES
To enhance your investment flexibility, we allow you to exchange your shares of the Funds for shares of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager, as described above, you also may exchange your shares of a Fund through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”).
In addition, the following restrictions apply:
•Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange out of a Fund through the Investment Manager.
•There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” below.
•The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number (“TIN”).
You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.
Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.
ACCOUNT STATEMENTS
The Funds will send you quarterly and yearly statements with details about your account activity. The applicable Fund will also send you a Form 1099-DIV annually (unless your account is an IRA, 401(k) or other tax-advantaged investment plan) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchased your shares through a Financial Intermediary, your Financial Intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see wealth.amg.com or contact the Funds at 800.548.4539, or consult your Financial Intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS AND DISTRIBUTIONS
The Funds normally declare and pay out income dividends annually in December, with the exception of AMG River Road Dividend All Cap Value Fund. AMG River Road Dividend All Cap Value Fund normally declares and pays out income dividends quarterly.  The Funds normally declare and pay out net realized capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your elections any time by giving the Funds written notice at least 10 days before the scheduled payment date.
CHANGES TO YOUR ACCOUNT
The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

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Certain U.S. Federal Income Tax Information

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in a Fund under the Internal Revenue Code, as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state and local, and foreign tax consequences to you of your investment in a Fund based on your particular circumstances.
Each Fund has elected and intends to qualify and be eligible to be treated each taxable year as a regulated investment company. A regulated investment company generally is not subject to tax at a corporate level on income and gains from investments that are distributed to shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must meet certain requirements. One of these requirements is that at least 90% of the Fund’s gross income in each taxable year derive from qualifying income. Each Fund invests in a manner that is consistent with its current understanding of these requirements. A Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders. A Fund may invest in commodity-linked ETNs. It is not certain under current law whether the income and gain derived from commodity-linked ETNs constitute qualifying income. If the income or gain from a particular instrument were later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused a Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it were eligible to and were to cure such failure, including by paying a Fund-level tax.
TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS
For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares in the Fund.
•Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.
•Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable as ordinary income.
•Properly reported distributions of “qualified dividend income” are taxable to an individual shareholder at the rate that applies to net capital gains, provided that both the shareholder and the distributing Fund meet certain holding period and other requirements.
•A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
•Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares of a Fund.
Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in a Fund through such a plan, you typically will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.
TAXABILITY OF TRANSACTIONS
Any gain or loss that results from the sale, exchange (including an exchange of a Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
OTHER TAX MATTERS
A Fund’s investments in foreign securities, if any, may be subject to foreign taxes. In that case, the Fund’s return on those securities would generally be decreased. The application of certain foreign taxes, including withholding taxes, may be unclear. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If a Fund is eligible to and does so elect, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or if you itemize deductions and so choose, a deduction), for such amounts on your U.S. federal income tax return, subject to certain limitations. If a Fund is not eligible to or does not so elect, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income.

AMG Funds
47

Shareholder Guide

Certain U.S. Federal Income Tax Information (CONTINUED)
Certain of a Fund’s investments, including certain debt instruments, derivatives, including commodity-linked instruments, foreign securities or foreign currencies, and shares of other investment funds, such as ETFs and REITs, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to sell other investments in order to make required distributions).
Because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a fund-level tax. Please see the SAI for more detailed tax information.
TAX WITHHOLDING
To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, U.S. federal tax law requires you to:
•Provide your Social Security Number (“SSN”) or other TIN;
•Certify that your SSN or TIN is correct; and
•Certify that you are not subject to back-up withholding.
In addition, a Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

48
AMG Funds

Financial Highlights

The following Financial Highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal years (or since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. This information has been audited and reported on by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report is included in the Funds’ financial statements filed with the SEC on Form N-CSR, which is available upon request.
AMG River Road Dividend All Cap Value Fund

	For the fiscal years ended October 31,
Class N	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$10.81	$8.63	$10.70	$13.28	$10.02
Income (loss) from Investment Operations:
Net investment income[1,2]	0.11	0.14	0.20	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.04	2.55	(0.88)	(0.29)	3.27
Total income (loss) from investment operations	0.15	2.69	(0.68)	(0.11)	3.46
Less Distributions to Shareholders from:
Net investment income	(0.36)	(0.26)	(0.23)	(0.27)	(0.20)
Net realized gain on investments	(4.58)	(0.25)	(1.16)	(2.20)	—
Total distributions to shareholders	(4.94)	(0.51)	(1.39)	(2.47)	(0.20)
Net Asset Value, End of Year	$6.02	$10.81	$8.63	$10.70	$13.28
Total Return[2,3]	1.63%	31.94%	(7.50)%	(1.34)%	34.74%
Ratio of net expenses to average net assets[4]	0.96%[5]	0.97%[5]	0.97%[6]	1.03%	1.06%
Ratio of gross expenses to average net assets[7]	1.11%	1.12%	1.02%	1.07%	1.09%
Ratio of net investment income to average net assets[2]	1.74%	1.48%	2.10%	1.61%	1.51%
Portfolio turnover	38%	26%	25%	30%	20%
Net assets end of Year (000's) omitted	$21,470	$26,734	$28,325	$36,432	$43,430

	For the fiscal years ended October 31,
Class I	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$10.79	$8.62	$10.68	$13.27	$10.01
Income (loss) from Investment Operations:
Net investment income[1,2]	0.13	0.16	0.23	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.04	2.54	(0.88)	(0.30)	3.27
Total income (loss) from investment operations	0.17	2.70	(0.65)	(0.09)	3.49
Less Distributions to Shareholders from:
Net investment income	(0.38)	(0.28)	(0.25)	(0.30)	(0.23)
Net realized gain on investments	(4.58)	(0.25)	(1.16)	(2.20)	—
Total distributions to shareholders	(4.96)	(0.53)	(1.41)	(2.50)	(0.23)
Net Asset Value, End of Year	$6.00	$10.79	$8.62	$10.68	$13.27
Total Return[2,3]	1.89%	32.19%	(7.17)%	(1.18)%	35.10%
Ratio of net expenses to average net assets[4]	0.71%[5]	0.72%[5]	0.72%[6]	0.78%	0.81%
Ratio of gross expenses to average net assets[7]	0.86%	0.87%	0.77%	0.82%	0.84%
Ratio of net investment income to average net assets[2]	1.99%	1.73%	2.35%	1.86%	1.76%
Portfolio turnover	38%	26%	25%	30%	20%
Net assets end of Year (000's) omitted	$40,518	$54,674	$202,039	$290,632	$382,571

AMG Funds
49

Financial Highlights

	For the fiscal years ended October 31,
Class Z	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$10.80	$8.62	$10.69	$13.28	$10.01
Income (loss) from Investment Operations:
Net investment income[1,2]	0.13	0.17	0.23	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.05	2.55	(0.88)	(0.29)	3.29
Total income (loss) from investment operations	0.18	2.72	(0.65)	(0.08)	3.51
Less Distributions to Shareholders from:
Net investment income	(0.39)	(0.29)	(0.26)	(0.31)	(0.24)
Net realized gain on investments	(4.58)	(0.25)	(1.16)	(2.20)	—
Total distributions to shareholders	(4.97)	(0.54)	(1.42)	(2.51)	(0.24)
Net Asset Value, End of Year	$6.01	$10.80	$8.62	$10.69	$13.28
Total Return[2,3]	2.00%	32.37%	(7.22)%	(1.12)%	35.26%
Ratio of net expenses to average net assets[4]	0.67%[5]	0.68%[5]	0.68%[6]	0.74%	0.77%
Ratio of gross expenses to average net assets[7]	0.82%	0.83%	0.73%	0.78%	0.80%
Ratio of net investment income to average net assets[2]	2.03%	1.77%	2.39%	1.90%	1.80%
Portfolio turnover	38%	26%	25%	30%	20%
Net assets end of Year (000's) omitted	$4,346	$3,897	$3,216	$3,199	$2,430

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to 0.01%, 0.02%, 0.01%, 0.01% and 0.01% for the fiscal years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively.
[5]	Includes interest expense of less than 0.01% and 0.02% for the years ended October 31, 2025 and 2024, respectively, related to participation in the interfund lending program.
[6]	Includes interest expense totaling 0.01% related to utilization of the line of credit.
[7]
Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

50
AMG Funds

Financial Highlights

AMG River Road Focused Absolute Value Fund

	For the fiscal years ended October 31,
Class N	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$14.72	$11.73	$11.50	$14.44	$11.05
Income (loss) from Investment Operations:
Net investment income[1,2]	0.11	0.12	0.11	0.04	0.01
Net realized and unrealized gain (loss) on investments	1.32	3.19	0.21	(2.03)	3.38
Total income (loss) from investment operations	1.43	3.31	0.32	(1.99)	3.39
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.13)	(0.02)	—	—
Net realized gain on investments	(1.95)	(0.19)	(0.07)	(0.95)	—
Total distributions to shareholders	(2.06)	(0.32)	(0.09)	(0.95)	—
Net Asset Value, End of Year	$14.09	$14.72	$11.73	$11.50	$14.44
Total Return[2,3]	10.49%	28.70%	2.76%	(14.80)%	30.68%
Ratio of net expenses to average net assets[4]	1.06%	1.06%[5]	1.05%	1.05%	1.06%
Ratio of gross expenses to average net assets[6]	1.25%	1.26%	1.22%	1.14%	1.12%
Ratio of net investment income to average net assets[2]	0.79%	0.91%	0.93%	0.30%	0.10%
Portfolio turnover	92%	86%	63%	113%	83%
Net assets end of Year (000's) omitted	$1,961	$1,949	$1,910	$2,243	$3,666

	For the fiscal years ended October 31,
Class I	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$14.73	$11.75	$11.51	$14.48	$11.12
Income (loss) from Investment Operations:
Net investment income[1,2]	0.14	0.16	0.14	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.34	3.18	0.22	(2.04)	3.39
Total income (loss) from investment operations	1.48	3.34	0.36	(1.97)	3.44
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.17)	(0.05)	(0.05)	(0.08)
Net realized gain on investments	(1.95)	(0.19)	(0.07)	(0.95)	—
Total distributions to shareholders	(2.10)	(0.36)	(0.12)	(1.00)	(0.08)
Net Asset Value, End of Year	$14.11	$14.73	$11.75	$11.51	$14.48
Total Return[2,3]	10.88%	28.90%	3.11%	(14.64)%	30.98%
Ratio of net expenses to average net assets[4]	0.82%	0.82%[5]	0.81%	0.80%	0.81%
Ratio of gross expenses to average net assets[6]	1.01%	1.02%	0.98%	0.89%	0.87%
Ratio of net investment income to average net assets[2]	1.03%	1.15%	1.17%	0.55%	0.35%
Portfolio turnover	92%	86%	63%	113%	83%
Net assets end of Year (000's) omitted	$46,752	$45,022	$40,205	$53,620	$176,460

AMG Funds
51

Financial Highlights

	For the fiscal years ended October 31,
Class Z	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$14.74	$11.75	$11.52	$14.49	$11.12
Income (loss) from Investment Operations:
Net investment income[1,2]	0.15	0.16	0.15	0.08	0.06
Net realized and unrealized gain (loss) on investments	1.33	3.19	0.21	(2.04)	3.39
Total income (loss) from investment operations	1.48	3.35	0.36	(1.96)	3.45
Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.17)	(0.06)	(0.06)	(0.08)
Net realized gain on investments	(1.95)	(0.19)	(0.07)	(0.95)	—
Total distributions to shareholders	(2.11)	(0.36)	(0.13)	(1.01)	(0.08)
Net Asset Value, End of Year	$14.11	$14.74	$11.75	$11.52	$14.49
Total Return[2,3]	10.86%	29.04%	3.10%	(14.59)%	31.12%
Ratio of net expenses to average net assets[4]	0.78%	0.78%[5]	0.77%	0.76%	0.77%
Ratio of gross expenses to average net assets[6]	0.97%	0.98%	0.94%	0.85%	0.83%
Ratio of net investment income to average net assets[2]	1.07%	1.19%	1.21%	0.59%	0.39%
Portfolio turnover	92%	86%	63%	113%	83%
Net assets end of Year (000's) omitted	$2,444	$2,083	$6,450	$7,677	$13,323

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to less than 0.01%, 0.01%, 0.02%, 0.01% and 0.01%, for the fiscal years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively.
[5]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.
[6]
Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

52
AMG Funds

Financial Highlights

AMG River Road Mid Cap Value Fund

	For the fiscal years ended October 31,
Class N	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$22.38	$17.43	$17.74	$19.43	$29.75
Income (loss) from Investment Operations:
Net investment income[1,2]	0.05	0.06	0.02	0.17 [3]	0.02 [4]
Net realized and unrealized gain (loss) on investments	1.64	4.97	1.21	(1.22)	11.69
Total income (loss) from investment operations	1.69	5.03	1.23	(1.05)	11.71
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.03)	(0.16)	(0.04)	(0.02)
Net realized gain on investments	(2.83)	(0.05)	(1.38)	(0.60)	(22.01)
Total distributions to shareholders	(2.90)	(0.08)	(1.54)	(0.64)	(22.03)
Net Asset Value, End of Year	$21.17	$22.38	$17.43	$17.74	$19.43
Total Return[2,5]	7.79%	28.92%	7.39%	(5.67)%	50.65%
Ratio of net expenses to average net assets[6]	1.10%	1.11%[7]	1.10%	1.09%	1.13%
Ratio of gross expenses to average net assets[8]	1.14%	1.14%	1.13%	1.11%	1.18%
Ratio of net investment income to average net assets[2]	0.21%	0.29%	0.13%	0.90%	0.08%
Portfolio turnover	93%	77%	75%	71%	149%
Net assets end of Year (000's) omitted	$195,144	$244,184	$220,480	$227,513	$287,165

	For the fiscal years ended October 31,
Class I	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$24.19	$18.84	$19.05	$20.82	$30.68
Income (loss) from Investment Operations:
Net investment income[1,2]	0.12	0.13	0.08	0.24 [3]	0.09 [4]
Net realized and unrealized gain (loss) on investments	1.78	5.35	1.31	(1.32)	12.16
Total income (loss) from investment operations	1.90	5.48	1.39	(1.08)	12.25
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.08)	(0.22)	(0.09)	(0.10)
Net realized gain on investments	(2.83)	(0.05)	(1.38)	(0.60)	(22.01)
Total distributions to shareholders	(2.96)	(0.13)	(1.60)	(0.69)	(22.11)
Net Asset Value, End of Year	$23.13	$24.19	$18.84	$19.05	$20.82
Total Return[2,5]	8.10%	29.27%	7.72%	(5.41)%	51.11%
Ratio of net expenses to average net assets[6]	0.80%	0.81%[7]	0.80%	0.80%	0.87%
Ratio of gross expenses to average net assets[8]	0.84%	0.84%	0.83%	0.82%	0.92%
Ratio of net investment income to average net assets[2]	0.51%	0.59%	0.43%	1.19%	0.34%
Portfolio turnover	93%	77%	75%	71%	149%
Net assets end of Year (000's) omitted	$106,417	$85,569	$78,562	$74,094	$112,741

AMG Funds
53

Financial Highlights

	For the fiscal years ended October 31,
Class Z	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$24.04	$18.71	$18.94	$20.71	$30.63
Income (loss) from Investment Operations:
Net investment income[1,2]	0.13	0.14	0.09	0.24 [3]	0.10 [4]
Net realized and unrealized gain (loss) on investments	1.77	5.33	1.29	(1.29)	12.13
Total income (loss) from investment operations	1.90	5.47	1.38	(1.05)	12.23
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.09)	(0.23)	(0.12)	(0.14)
Net realized gain on investments	(2.83)	(0.05)	(1.38)	(0.60)	(22.01)
Total distributions to shareholders	(2.98)	(0.14)	(1.61)	(0.72)	(22.15)
Net Asset Value, End of Year	$22.96	$24.04	$18.71	$18.94	$20.71
Total Return[2,5]	8.17%	29.37%	7.73%	(5.34)%	51.18%
Ratio of net expenses to average net assets[6]	0.75%	0.76%[7]	0.75%	0.75%	0.80%
Ratio of gross expenses to average net assets[8]	0.79%	0.79%	0.78%	0.77%	0.85%
Ratio of net investment income to average net assets[2]	0.56%	0.64%	0.48%	1.24%	0.41%
Portfolio turnover	93%	77%	75%	71%	149%
Net assets end of Year (000's) omitted	$39,287	$8,187	$6,853	$7,221	$8,237

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.05, $0.11 and $0.11 for Class N, Class I and Class Z, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.02), $0.05 and $0.06 for Class N, Class I and Class Z, respectively.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Includes reduction from broker recapture amounting to 0.01%, less than 0.01%, 0.01%, 0.01% and less than 0.01% for the fiscal years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively.
[7]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.
[8]
Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

54
AMG Funds

Financial Highlights

AMG River Road Small-Mid Cap Value Fund

	For the fiscal years ended October 31,
Class N	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$10.09	$8.61	$9.10	$9.81	$6.80
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.03	0.02	0.01	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.50	1.82	(0.09)	(0.11)	3.05
Total income (loss) from investment operations	0.53	1.84	(0.08)	(0.14)	3.01
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.01)	(0.00)[3]	—	—
Net realized gain on investments	(0.87)	(0.35)	(0.41)	(0.57)	—
Total distributions to shareholders	(0.89)	(0.36)	(0.41)	(0.57)	—
Net Asset Value, End of Year	$9.73	$10.09	$8.61	$9.10	$9.81
Total Return[2,4]	5.07%	21.83%	(0.77)%	(1.64)%	44.27%
Ratio of net expenses to average net assets[5]	1.28%	1.29%	1.27%	1.28%	1.25%
Ratio of gross expenses to average net assets[6]	1.28%	1.29%	1.28%	1.28%	1.27%
Ratio of net investment income (loss) to average net assets[2]	0.26%	0.23%	0.10%	(0.28)%	(0.38)%
Portfolio turnover	36%	42%	30%	32%	44%
Net assets end of Year (000's) omitted	$17,865	$21,263	$18,655	$18,961	$22,702

	For the fiscal years ended October 31,
Class I	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$10.48	$8.94	$9.41	$10.10	$6.98
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.05	0.05	0.03	(0.00)[3]	(0.01)
Net realized and unrealized gain (loss) on investments	0.54	1.87	(0.09)	(0.12)	3.13
Total income (loss) from investment operations	0.59	1.92	(0.06)	(0.12)	3.12
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.03)	(0.00)[3]	—	(0.00)[3]
Net realized gain on investments	(0.87)	(0.35)	(0.41)	(0.57)	—
Total distributions to shareholders	(0.92)	(0.38)	(0.41)	(0.57)	(0.00)[3]
Net Asset Value, End of Year	$10.15	$10.48	$8.94	$9.41	$10.10
Total Return[2,4]	5.43%	21.97%	(0.48)%	(1.38)%	44.70%
Ratio of net expenses to average net assets[5]	1.02%	1.03%	1.02%	1.02%	1.00%
Ratio of gross expenses to average net assets[6]	1.02%	1.03%	1.03%	1.02%	1.02%
Ratio of net investment income (loss) to average net assets[2]	0.52%	0.49%	0.35%	(0.02)%	(0.13)%
Portfolio turnover	36%	42%	30%	32%	44%
Net assets end of Year (000's) omitted	$294,549	$263,399	$214,093	$188,163	$218,698

AMG Funds
55

Financial Highlights

	For the fiscal years ended October 31,
Class Z	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$10.50	$8.95	$9.42	$10.10	$6.98
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.06	0.05	0.04	0.00 [7]	(0.01)
Net realized and unrealized gain (loss) on investments	0.54	1.89	(0.10)	(0.11)	3.13
Total income (loss) from investment operations	0.60	1.94	(0.06)	(0.11)	3.12
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.04)	(0.00)[3]	(0.00)[3]	(0.00)[3]
Net realized gain on investments	(0.87)	(0.35)	(0.41)	(0.57)	—
Total distributions to shareholders	(0.93)	(0.39)	(0.41)	(0.57)	(0.00)[3]
Net Asset Value, End of Year	$10.17	$10.50	$8.95	$9.42	$10.10
Total Return[2,4]	5.47%	22.13%	(0.47)%	(1.26)%	44.77%
Ratio of net expenses to average net assets[5]	0.97%	0.98%	0.97%	0.97%	0.95%
Ratio of gross expenses to average net assets[6]	0.97%	0.98%	0.98%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets[2]	0.57%	0.54%	0.40%	0.03%	(0.08)%
Portfolio turnover	36%	42%	30%	32%	44%
Net assets end of Year (000's) omitted	$35,618	$35,173	$29,387	$34,477	$35,766

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Less than $(0.005) per share.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Includes reduction from broker recapture amounting to less than 0.01%, less than 0.01%, 0.01%, 0.01% and 0.02% for the fiscal years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively.
[6]
Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

[7]	Less than $0.005 per share.

56
AMG Funds

Financial Highlights

AMG River Road Small Cap Value Fund

	For the fiscal years ended October 31,
Class N	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$15.78	$13.94	$14.26	$15.45	$10.76
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.00 [3]	0.03	(0.00)[4]	(0.09)	(0.09)
Net realized and unrealized gain on investments	0.91	2.51	0.20	0.06	4.78
Total income (loss) from investment operations	0.91	2.54	0.20	(0.03)	4.69
Less Distributions to Shareholders from:
Net investment income	(0.03)	—	—	—	—
Net realized gain on investments	(1.28)	(0.70)	(0.52)	(1.16)	—
Total distributions to shareholders	(1.31)	(0.70)	(0.52)	(1.16)	—
Net Asset Value, End of Year	$15.38	$15.78	$13.94	$14.26	$15.45
Total Return[2,5]	5.51%	18.69%	1.58%	(0.35)%	43.59%
Ratio of net expenses to average net assets[6]	1.34%	1.37%	1.35%	1.35%	1.33%
Ratio of gross expenses to average net assets[7]	1.35%	1.37%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets[2]	0.02%	0.19%	(0.01)%	(0.60)%	(0.61)%
Portfolio turnover	42%	42%	25%	33%	39%
Net assets end of Year (000's) omitted	$46,884	$46,396	$41,927	$37,265	$34,246

	For the fiscal years ended October 31,
Class I	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$16.46	$14.48	$14.76	$15.91	$11.05
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.05	0.07	0.04	(0.05)	(0.05)
Net realized and unrealized gain on investments	0.94	2.62	0.20	0.06	4.91
Total income from investment operations	0.99	2.69	0.24	0.01	4.86
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.01)	—	—	(0.00)[4]
Net realized gain on investments	(1.28)	(0.70)	(0.52)	(1.16)	—
Total distributions to shareholders	(1.35)	(0.71)	(0.52)	(1.16)	(0.00)[4]
Net Asset Value, End of Year	$16.10	$16.46	$14.48	$14.76	$15.91
Total Return[2,5]	5.78%	19.02%	1.81%	(0.07)%	43.99%
Ratio of net expenses to average net assets[6]	1.08%	1.11%	1.09%	1.09%	1.07%
Ratio of gross expenses to average net assets[7]	1.09%	1.11%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets[2]	0.28%	0.45%	0.25%	(0.34)%	(0.35)%
Portfolio turnover	42%	42%	25%	33%	39%
Net assets end of Year (000's) omitted	$1,035,718	$1,035,498	$830,022	$819,940	$835,473

AMG Funds
57

Financial Highlights

	For the fiscal years ended October 31,
Class Z	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$16.50	$14.52	$14.78	$15.92	$11.05
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.06	0.08	0.05	(0.04)	(0.04)
Net realized and unrealized gain on investments	0.96	2.62	0.21	0.06	4.92
Total income from investment operations	1.02	2.70	0.26	0.02	4.88
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.02)	—	—	(0.01)
Net realized gain on investments	(1.28)	(0.70)	(0.52)	(1.16)	—
Total distributions to shareholders	(1.37)	(0.72)	(0.52)	(1.16)	(0.01)
Net Asset Value, End of Year	$16.15	$16.50	$14.52	$14.78	$15.92
Total Return[2,5]	5.92%	19.07%	1.94%	(0.00)%[8]	44.17%
Ratio of net expenses to average net assets[6]	0.99%	1.02%	1.00%	1.00%	0.98%
Ratio of gross expenses to average net assets[7]	1.00%	1.02%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets[2]	0.37%	0.54%	0.34%	(0.25)%	(0.26)%
Portfolio turnover	42%	42%	25%	33%	39%
Net assets end of Year (000's) omitted	$10,529	$3,886	$10,457	$9,792	$7,911

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Less than $0.005 per share.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]
Includes reduction from broker recapture amounting to 0.01%, less than 0.01%, less than 0.01%, less than 0.01%, and 0.02% for the fiscal years ended October 31, 2025, 2024, 2023, 2022, and 2021, respectively.

[7]
Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

[8]	Less than (0.005)%.

58
AMG Funds

How To Contact Us

AMG River Road Dividend All Cap Value Fund
AMG River Road Focused Absolute Value Fund
AMG River Road Mid Cap Value Fund
AMG River Road Small-Mid Cap Value Fund
AMG River Road Small Cap Value Fund
INVESTMENT MANAGER AND ADMINISTRATOR
AMG Funds LLC
680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901
203.299.3500 or 800.548.4539
DISTRIBUTOR
AMG Distributors, Inc.
680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901
CUSTODIAN
The Bank of New York Mellon
Mutual Funds Custody
240 Greenwich Street
New York, New York 10286
LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, Pennsylvania 15253-4426
800.548.4539
TRUSTEES
Jill R. Cuniff
Kurt A. Keilhacker
Peter W. MacEwen
Eric Rakowski
Victoria L. Sassine
Garret W. Weston

AMG Funds
59

AMG Funds
Prospectus
March 1, 2026

Where to find additional information
The Funds' Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
To request free copies of the Funds’ SAI, the Funds’ Annual and Semi-Annual Reports, and other information such as Fund financial statements or to make other inquiries, please contact the Funds:
•By telephone:
800.548.4539
•By mail:
AMG Funds
680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901
•On the Internet:
Electronic copies are available free of charge on our website at wealth.amg.com
Information about the Funds, including the Funds' current SAI and Annual and Semi-Annual Reports and other information such as Fund financial statements, is on file with the Securities and Exchange Commission (the “SEC”). The Funds' SAI is incorporated by reference into (is legally part of) this Prospectus.
Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov.
© 2026 AMG Funds LLC
Investment Company Act Registration Number 811-08004

wealth.amg.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P101-0326

AMG FUNDS IV

AMG GW&K SMALL CAP GROWTH FUND

(formerly AMG Montrusco Bolton Large Cap Growth Fund)

CLASS N: MCGFX

CLASS I: MCGIX

CLASS Z: GWSZX

AMG GW&K SMALL/MID CAP GROWTH FUND

CLASS N: ACWDX

CLASS I: ACWIX

CLASS Z: ACWZX

STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2026

You can obtain a free copy of the prospectus for each of AMG GW&K Small Cap Growth Fund (formerly AMG Montrusco Bolton Large Cap Growth Fund) and AMG GW&K Small/Mid Cap Growth Fund (each a “Fund,” and collectively the “Funds”), dated March 1, 2026, as supplemented from time to time (the “Prospectus”), by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at wealth.amg.com. The Funds’ Prospectus provides basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds’ Prospectus.

The Funds’ audited financial statements for the fiscal year ended October 31, 2025 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm from the Funds’ Form N-CSR for the fiscal year ended October 31, 2025, are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information) and are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Funds’ shareholder reports, financial statements and other information are available without charge, upon request, by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at wealth.amg.com or on the SEC’s website at www.sec.gov.

SAI086-0326

i

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to AMG GW&K Small Cap Growth Fund (the “Small Cap Growth Fund”) and AMG GW&K Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”) (each a “Fund,” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of AMG Funds IV, a Delaware statutory trust (the “Trust”), and part of the AMG Funds Family of Funds, a fund complex comprised of 39 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Fund Complex”). The Trust was organized on September 10, 1993.

Each Fund has established three classes of shares: Class N, Class I and Class Z. Effective immediately after the close of business on May 31, 2019, Class R shares of the Small Cap Growth Fund automatically converted to Class N shares.

Effective as of October 1, 2016, Aston Funds changed its name to AMG Funds IV. In addition, effective as of October 1, 2016, ASTON/LMCG Small Cap Growth Fund changed its name to AMG Managers LMCG Small Cap Growth Fund and ASTON/Montag & Caldwell Growth Fund changed its name to AMG Managers Montag & Caldwell Growth Fund.

Also effective as of October 1, 2016, Aston Asset Management, LLC (“Aston”), the former investment adviser to the Funds and an indirect, wholly owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), merged with and into AMG Funds LLC (the “Investment Manager”), with the Investment Manager becoming the investment manager to the Funds.

Effective as of March 19, 2021, AMG Managers LMCG Small Cap Growth Fund changed its name to AMG GW&K Small Cap Fund II and AMG Managers Montag & Caldwell Growth Fund changed its name to AMG Montrusco Bolton Large Cap Growth Fund.

Effective as of May 21, 2021, AMG GW&K Small Cap Fund II changed its name to AMG GW&K Small/Mid Cap Growth Fund. Effective as of December 8, 2025, AMG Montrusco Bolton Large Cap Growth Fund changed its name to AMG GW&K Small Cap Growth Fund.

This SAI describes the financial history, management and operation of the Funds, as well as each Fund’s investment objective(s) and policies. It should be read in conjunction with each Fund’s current prospectus, dated March 1, 2026, as supplemented from time to time (the “Prospectus”). The Trust’s executive office is located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

The Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for each Fund’s overall administration. It selects and recommends, subject to the approval of the Trust’s Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadviser” or “Subadvisers”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisers and researches any potential new Subadvisers for the Funds. See “Management of the Funds” for more information.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

1

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective(s) as stated in its Prospectus. The Trust is an open-end management investment company. Each Fund is a diversified series of the Trust.

The following is information regarding the types of securities and instruments that may be purchased by the Funds (unless otherwise noted) to the extent such investments are permitted by applicable law. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

The Board may, in the future, authorize a Fund to invest in securities other than those listed here and in the Fund’s Prospectus, provided that such investment would be consistent with the Fund’s investment objective(s) and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Funds’ Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, except as stated below.

Investment Techniques and Associated Risks

(1) Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (the “SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. In addition, each Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other eligible funds in the AMG Fund Complex (as further described below). The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other eligible funds in the AMG Fund Complex, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the below mentioned and any other applicable exemptive order or other relief. Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such

2

borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(2) Cash Equivalents

The Funds may invest in cash equivalents to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, and as discussed in the Funds’ Prospectus and this SAI. A description of the various types of cash equivalents that may be purchased by certain Funds appears below.

Bank Obligations. Certain Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed-upon date and price. The resale price normally reflects the purchase price plus a mutually agreed-upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short.

The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Manager or Subadviser. The Investment Manager or Subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

In certain instances, a Fund may engage in repurchase agreement transactions that are novated to the Fixed Income Clearing Corporation (“FICC”) or another clearing house. The clearing house acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, a Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by the clearing house or the clearing house sponsoring

3

member through which the Fund acts in connection with such transactions. Currently the FICC is the only approved clearing house in the U.S. for clearing U.S. government security repurchase transactions. The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

(3) Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

(4) Derivative Instruments

The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, correlation risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable regulatory requirements.

A Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, a Fund may purchase and sell futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. A Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. A Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may enter into futures contracts for the purchase or sale of fixed-income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial asset or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of an index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified financial assets, no physical delivery of these assets is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Futures

4

contracts are traded on exchanges through futures commission merchants (each an “FCM”). As described below, a Fund will be required to post initial margin to its FCMs upon entering into a futures contract. Variation margin will be paid to and received from the FCM on a daily basis as the contracts are marked to market, as a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and a Fund would be required to make a variation margin payment to the FCM.

All positions which remain open at the close of the last business day of the contract’s life are generally required to settle on the next business day (based upon the value of the relevant asset underlying the futures contract on the expiration day), with settlement made with the appropriate clearing house. Positions in futures contracts may be closed out by a Fund only on the futures exchanges upon which the futures contracts are then traded. There can be no assurance that a liquid market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. Additional or different margin requirements as well as settlement procedures may be applicable to foreign futures contracts at the time a Fund purchases such instruments.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $182 on that future date, the Fund will lose $200 (100 units x loss of $2). Any transaction costs must also be included in these calculations.

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price and time(s) during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

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When a Fund purchases or sells a futures contract, the Fund is required to deposit with its FCM an amount of margin set by the clearing house on which the contract is cleared and the Fund’s FCM. This amount may be modified by the exchange or the FCM during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund may earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market” and is generally considered a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell assets at a time when such sales are disadvantageous. In computing daily NAV, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying asset, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a market. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position, and the Fund would be obligated to meet margin requirements until the position is closed. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract. Interest rate futures contracts may be purchased on debt securities such as U.S. Treasury bills and bonds, Eurodollar instruments, U.S. Treasury Notes and interest rate swaps.

Certain Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would be intended to enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of

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the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund may sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

Limitations on Use of Futures and Options on Futures. A Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. A Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing such assets in order to adjust its exposure to a particular market.

Risks Associated with Futures and Options on Futures. The loss to a Fund resulting from investments in futures contracts is potentially unlimited. Futures markets can be highly volatile, and the use of futures contracts can increase the volatility of a Fund’s NAV. A Fund’s ability to establish and close out positions in futures contracts requires a liquid market. A liquid market may not exist for any particular futures contract at any particular time, and as a result a Fund may be unable when it wishes to effect closing transactions to terminate its exposure under that contract. In using futures contracts, a Fund relies on the Subadviser’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If a Fund uses futures contracts for hedging purposes, these risks can be exacerbated and/or certain additional risks can arise. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged instrument in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged instrument, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged instrument. In addition, there are significant differences between traditional cash markets (like the securities markets) and the futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged instruments if the volatility of the hedged instruments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged instruments is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract

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approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of futures contracts may not correlate perfectly with movement in the relevant underlying instrument due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instrument and futures markets. Second, the deposit requirements in the futures market are generally less onerous than margin requirements in the securities and other cash markets, and as a result, the futures market may attract more speculators. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign futures contracts may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign futures contract relates. This may result in a disparity between the price of the futures contract and the value of the relevant underlying instrument due to the lack of continuous arbitrage between the futures contract price and the value of the underlying instrument.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day under regulations referred to as “daily price fluctuation limits” or “daily limits.” The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit, and positions in the futures contract can be neither established nor liquidated unless traders are willing to effect trades at or within the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Similar occurrences could prevent a Fund from promptly liquidating unfavorable positions and could subject a Fund to substantial losses that could exceed the margin committed to such trades. Daily limits may also impact the trading of related contracts, such as options on futures contracts. Exchanges may also cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of a Fund.

Market participants that inadvertently hold a commodity futures contract beyond the contract’s expiration date, or “First Notice Day,” may be required to physically deliver (for a seller) or accept physical delivery of (if a buyer) the underlying commodity. In the case of a seller, such seller must have the required quantity and quality of the deliverable commodity on hand. In the case of a buyer, such buyer must take physical delivery of and pay the full value for the underlying commodity. The failure to offset or otherwise settle a commodity futures contract prior to its expiration could result in unexpected costs and expenses incurred in connection with satisfying the delivery or acceptance obligations of the underlying contract.

There can be no assurance that a liquid market will exist at a time including when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments. In addition, with respect to contracts that are

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relatively new instruments without a significant trading history, the risk of a lack of liquidity is greater. In addition, a Fund’s FCM may limit a Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect a Fund’s performance and its ability to achieve its investment objective.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund in the event of default or insolvency of an FCM or clearing house with whom a Fund has an open position in a futures contract or related option. See “Derivatives Counterparty Risk” and “Risks of Government Regulation of Derivatives” below.

Forward Currency Contracts. A Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed-upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to attempt to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing.

Forward contracts involve a number of the same characteristics and risks as futures contracts but there also are several differences. Forward contracts are not traded on regulated exchanges and are not necessarily marked to market on a daily basis. Forward contracts settle only at the pre-determined settlement date. This can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are generally no standardized terms for forward contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of an underlying instrument as desirable, which may vary from the standardized provisions available through any futures contract. Because forward contracts are bilateral contracts, when a Fund enters into a forward contract, it incurs greater risk of default by the counterparty to the transaction. See “Derivatives Counterparty Risk” and “Risks of Government Regulation of Derivatives” below.

Options. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund can use both European-style and American-style options. A European-style option is only exercisable at a specified time and date. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated

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price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium. Any transaction costs must also be included in these calculations.

A Fund may purchase put options for any purpose. For example, a put option may be purchased by a Fund as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, a Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, any securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, any securities or other assets used as cover may be considered illiquid.

The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between

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a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies solely on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Additional risks related to options are discussed below (“Risks of Government Regulation of Derivatives,” “Risks Related to OTC Options” and “Derivatives Counterparty Risk”).

Options on Indices. To the extent permitted by applicable law or regulation, the Funds may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations

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by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as those that underlie the index and, as a result, the Fund bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

Foreign Currency Options. A Fund may use currency options, for example, to cross-hedge or to increase total return when the Subadviser anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to attempt to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium

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paid for the put option. Any transaction costs must also be included in these calculations. A currency call option might be purchased, for example, in anticipation of, or to attempt to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options differ from listed options in that they are bilateral contracts with strike prices, expiration dates and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the U.S. Commodity Futures Trading Commission (“CFTC”) and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared, as discussed further in “Risks of Government Regulation of Derivatives” below.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a Fund may look only to the broker with whom a position is held for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly. If the Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates for U.S. federal income tax purposes) than if the Fund had not used such instruments.

Certain of a Fund’s investments in derivative instruments may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. A Fund may be required to accrue and distribute imputed income from certain derivative investments on a current basis, even though the Fund does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, including at times when it is not advantageous to do so, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return. For U.S. federal income tax information regarding derivative instruments, see “Certain U.S. Federal Income Tax Matters” below.

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Swap Agreements. To the extent permitted by applicable law or regulation, a Fund may engage in swap transactions, including, but not limited to swap transactions on interest rates, security indices (including broad-based security indices), specific securities and currency exchange rates.

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective(s) and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost-efficient manner.

Swap agreements include two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective(s) will depend on many factors, including the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements.

Because swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven calendar days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and a Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Transactions in some types of swaps (including certain interest rate swaps and credit default swaps) are required to be centrally cleared and a Fund may also elect to choose other transactions that are available for clearing. In a transaction involving cleared swaps, a Fund’s counterparty is a clearing house rather

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than the original counterparty to the derivatives transaction (i.e., a bank or broker), so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position. See also “Derivatives Counterparty Risk” and “Risks of Government Regulation of Derivatives” below.

Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s NAV.

A Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Derivatives Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties to derivative contracts. There can be no assurance that a counterparty will be able or willing to meet its obligations. Events that affect the ability of a Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by a Fund, if any, a Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. If a counterparty becomes insolvent, a Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract.

Transactions in certain types of derivatives including futures and options on futures as well as some types of swaps are required to be (or are capable of being) centrally cleared. In a transaction involving such derivatives, a Fund’s counterparty is a clearing house so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearing houses and clearing members. It is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the insolvency of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. In addition, financial difficulty, fraud or misrepresentation at any of these institutions could lead to significant losses as well as impair the operational capabilities or capital position of a Fund. For example, if a clearing member does not comply with applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

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Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective(s). Rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to a Fund of derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company has exposure to futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (the “CEA”) (“commodity interests”) in an amount greater than a prescribed level of its liquidation value, or if a registered investment company markets itself as providing investment exposure to such instruments. As of the date of this SAI, the Funds are operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 thereunder (the “exclusion”) promulgated by the CFTC (with respect to the Funds). Accordingly, the Investment Manager (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use any commodity interests and in the manner in which it holds out its use of such commodity interests. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The CFTC, certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Investment Manager (acting in its capacity as

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investment manager of a Fund) may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union (“EU”) and United Kingdom (the “UK”), and trading venues that impose position limits on commodity derivative contracts.

The regulation of derivatives markets in the U.S., the EU, the UK and other jurisdictions is an evolving area of law and is subject to modification by government and judicial action. Legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in regulation of derivatives, including clearing, margin, reporting, recordkeeping and registration requirements. Because these requirements are evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. Such regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Subadviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. Rules adopted under the Dodd-Frank Act require certain OTC derivatives, including certain interest rate swaps and certain credit default swaps (and potentially other types of OTC derivatives in the future), to be executed on a regulated market and cleared through a central counterparty, which can result in increased margin requirements and costs for the Funds. See “Additional Risk Factors in Cleared Derivatives Transactions” below. It is also unclear how the regulatory changes will affect counterparty risk.

Additionally, U.S. regulators, the EU, the UK, and certain other jurisdictions have adopted minimum margin requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its derivatives counterparties. They also impose regulatory requirements on the type of permissible collateral and the timing of transferring margin. The Funds are subject to variation margin requirements under such rules and may in the future become subject to initial margin requirements under such rules. Any such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Also, as noted above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU and the UK, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act (“Rule 18f-4”) governs registered investment companies’ use of derivatives and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 limits derivatives exposure through one of two value-at-risk tests, requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering certain derivatives instruments and

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certain financing transactions arising from the SEC’s Release 10666 and ensuing staff guidance. Compliance with Rule 18f-4 by the Funds could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit each Fund’s ability to use derivatives as part of its investment strategy.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of derivatives (including futures, exchange-traded options, and certain interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (and additional types of swaps may be required to be centrally cleared in the future). In addition, a Fund may choose to centrally clear certain swap transactions that are capable of being cleared. In a transaction involving such products (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only clearing members can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Exchanges and clearing houses also have broad rights to increase margin requirements for existing transactions or to limit or terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member, exchange or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of an exchange’s or clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. These risks likely are more pronounced for cleared swaps than futures contracts and exchange-traded options due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be (or are capable of being voluntarily) executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution on a swap execution facility can increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the

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Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

(5) Emerging Market Securities

Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in non-emerging market countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of institutional investors investing in these markets could significantly affect local securities prices and, therefore, the NAV of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of a Fund’s shares to decline.

(6) Equity Investments

Certain Funds may invest in equity securities subject to any restrictions set forth in the Funds’ Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which certain Funds may invest appears below.

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Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

The Small Cap Growth Fund may invest to a significant extent in small-capitalization companies, and the Small/Mid Cap Growth Fund may invest to a significant extent in small- and mid-capitalization companies.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective(s).

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

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Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. A Fund may not be eligible to elect or may not elect to permit U.S. shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

Initial Public Offerings (“IPOs”). Certain Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion, if any, of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Secondary Offerings. A Fund may invest in secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. Secondary offering shares

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frequently are volatile in price. Therefore, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

(7) Foreign Securities

Certain Funds may invest in foreign securities, subject to any restrictions set forth in the Funds’ Prospectus and this SAI.

Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, EDRs, GDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible embargoes or economic sanctions against a particular country or countries, organizations, entities and/or individuals, possible imposition of withholding or other taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. A Fund may be required to liquidate other assets in order to make up the shortfall.

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The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

A Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, a Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from, or proceeds from the sale or other disposition of the securities of, foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries impose a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. A Fund may not be eligible to elect or may not elect to permit U.S. shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by a Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

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Russia Sanctions Risk. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the UK, Germany, and France, as well as the EU, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Funds. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that may have negative effects on the Funds. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Funds to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. The extent and duration of the military actions associated with Russia’s invasion of Ukraine, the resulting sanctions, and the resulting disruption of the Russian economy are impossible to predict but may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if the Fund does not have direct exposure to securities of Russian issuers.

Central Securities Depositories Regulation. Beginning February 1, 2022, the EU adopted a settlement discipline regime pursuant to the Central Securities Depositories Regulation (“CSDR”) that introduced new measures for the authorization and supervision of European Union Central Security Depositories. CSDR aims to reduce the number of settlement fails that occur in European Economic Area (“EEA”) central securities depositories (“CSD”) and address settlement fails where they occur. Under the regime, among other things, EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants. The CSDR requirements apply to transactions in transferable securities (e.g., stocks and bonds), money market instruments, shares of funds and emission allowances that will be settled through an EEA CSD and are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty. The Funds may bear the net effect of any penalties and credits incurred under the CSDR in respect of their trading, which could increase the Funds’ expenses and adversely affect Fund performance. The Investment Manager may seek reimbursement from the relevant broker, agent, or Subadviser, as determined by the Investment Manager from time to time, although there can be no assurance that the Investment Manager will seek such reimbursement or that the Funds will recover or be reimbursed for any amounts at issue.

(8) Forward Commitments

Certain Funds may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities (“forward commitments”) if the Fund segregates liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to the amount of the Fund’s commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

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(9) Illiquid Securities, Private Placements and Certain Unregistered Securities

Certain Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If a Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its NAV, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. Subject to these limitations, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if the Fund reasonably expects the investment cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The price a Fund’s portfolio may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (defined infra), have designated the Investment Manager to administer the Funds’ LRMP and the Investment Manager has formed a Liquidity Risk Management Committee to which it has delegated responsibilities for the ongoing operation and management of the LRMP. Under the LRMP, the Investment Manager assesses, manages, and periodically reviews the Funds’ liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds. The liquidity of the Funds’ portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price that a Fund believes represents the security’s value should the Fund wish to sell the security. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

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(10) Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another eligible fund in the AMG Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another eligible fund in the AMG Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

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(11) Investment Company Securities

The Funds may invest some portion of their assets in shares of other investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds (including money market funds) and closed-end funds, to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Investment Manager and Subadviser to a Fund will consider such fees in determining whether to invest in other investment companies. A Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investments in a closed-end investment company may require the payment of a premium above the NAV of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their NAV per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). Pursuant to rules adopted by the SEC, a Fund may invest in excess of the Limitation if the Fund and the investment company in which the Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Certain of these conditions do not apply if the Fund is investing in shares issued by affiliated funds. In addition, a Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

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(12) Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). Although publicly traded partnerships are generally taxable as corporations for U.S. federal income tax purposes, the Funds may invest in certain publicly traded partnerships, including master limited partnerships (“MLPs”), that qualify for treatment as partnerships for U.S. federal income tax purposes pursuant to certain limited exceptions under the Code. A Fund’s investments in such entities may be limited by the Fund’s intention to qualify as a regulated investment company and can bear on the Fund’s ability to qualify as such. See “Certain U.S. Federal Income Tax Matters.” Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid U.S. federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. A Fund will not acquire any interests in MLPs that are believed to expose the assets of a Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet certain U.S. federal income tax requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

(13) Real Estate Investment Trusts (“REITs”)

Certain Funds may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

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Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the favorable tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk. For U.S. federal income tax information regarding REIT investments, see “Certain U.S. Federal Income Tax Matters” below.

(14) Reverse Repurchase Agreements and Dollar Roll Agreements

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed-upon by the parties. The difference between the repurchase price and the original price is the reverse repurchase agreement rate, which reflects the interest rate in effect for the term of the agreement. The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund’s obligation to repurchase the securities. For the purposes of the 1940 Act, reverse repurchase agreements and dollar rolls can be viewed as the borrowing of money by a Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund. A Fund may only enter into reverse repurchase agreements up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed.

(15) Securities Lending

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s policies and restrictions. A Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on

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a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, each Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment; however, the Funds’ securities lending agent has agreed to indemnify each Fund against loss on the investment of the cash collateral. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. While voting rights may pass with the loaned portfolio securities, to the extent possible, the loan will be recalled on a reasonable efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Funds’ securities lending agent.

(16) Special Purpose Acquisition Companies

A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale. SPACs are subject to increasing scrutiny and potential legal challenges and/or regulatory developments may limit their effectiveness or prevalence (for example, the SEC recently adopted additional disclosure and other rules that apply to SPACs).

(17) U.S. Treasury and Government Securities and Securities of International Organizations

The Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Funds may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not

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meet its commitments. The securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the FHLMC, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the FNMA, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. Such securities may involve increased risk, including loss of principal and interest, compared to government debt securities that are backed by the full faith and credit of the U.S. Treasury.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), are not U.S. government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

(18) Warrants and Rights

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If the price of the underlying securities does not rise above the exercise price before the date of expiration of a warrant or right, or if a warrant or right is not otherwise exercised by the date of its expiration, a Fund would lose its entire investment in such warrant or right.

(19) When-Issued, Delayed-Delivery and To-Be-Announced Securities

Certain Funds may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the daily value of the securities when determining its NAV, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

If a Fund chooses to dispose of the right to acquire a when-issued or delayed-delivery security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued and delayed-delivery transactions may allow a Fund to hedge against changes in interest rates.

In addition, certain Funds may purchase or sell securities, including mortgage-backed securities, in the to-be-announced (“TBA”) market. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller

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would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.

Proposed Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market that would, if implemented, require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. If those rules are implemented, the required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

(20) Zero Coupon Securities

Certain Funds may invest in zero coupon securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, including at times when it is not advantageous to do so, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

Additional Risks

Market Disruption and Geopolitical Risk

The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 pandemic, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

The impact of COVID-19 and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crisis could cause significant market volatility and declines in global financial markets and may affect adversely the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. A global pandemic or other widespread health crisis could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. In addition, the increasing interconnectedness of markets

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around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The foregoing could impair a Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.

Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s investments. The UK left the EU on January 31, 2020 (commonly referred to as “Brexit”). During an 11-month transition period, the UK and the EU agreed to a Trade and Cooperation Agreement that sets out the agreement for certain parts of the future relationship between the EU and the UK from January 1, 2021. The Trade and Cooperation Agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services (and such an agreement on financial services may never be concluded). Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU.

Beginning on January 1, 2021, EU laws ceased to apply in the UK. Many EU laws are assimilated into UK law and continue to apply in the UK; however, the UK government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that apply in the UK, with a view to those laws being replaced by purely domestic legislation. The process of revoking EU laws and replacing them with bespoke UK laws has already begun. It is impossible to predict the consequences of these amendments on the Funds and their investments. Such changes could be materially detrimental to investors.

Although one cannot predict the full effect of Brexit, it could have a significant adverse impact on the UK, European and global macroeconomic conditions and could lead to prolonged political, legal, regulatory, tax and economic uncertainty. This uncertainty is likely to continue to impact the global economic climate and may impact opportunities, pricing, availability and cost of bank financing; regulation; values; or exit opportunities of companies or assets based, doing business, or having service or other significant relationships in, the UK or the EU, including companies or assets held or considered for prospective investment by a Fund.

The London Interbank Offered Rate (“LIBOR”) had been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Funds invest may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. Issuers of instruments in which the Funds invest may have also historically obtained financing at floating rates based on LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants as a result of benchmark reforms, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop (e.g., the Secured Overnight Financing Rate (“SOFR”) for USD-LIBOR). While the transition from LIBOR has been substantially completed, there remain residual risks associated with the transition that may impact markets or particular investments and, as such, the full impact of the transition on the Funds or the financial instruments in which the Funds invest cannot yet be fully determined.

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SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a relatively limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates. There can also be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Funds.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the EU regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into UK law by virtue of the EU (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result

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of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at disadvantageous times. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Recent technological developments in, and the increasingly widespread use of, artificial intelligence (“AI”), including machine learning technology and generative AI, may pose risks to the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of a Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Investment Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Investment Manager, the Subadviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Funds may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. The use of AI and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. While the Investment Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Funds rely on third-party service providers for many of their day-to-day operations, and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. Any problems relating to the performance and effectiveness of security procedures used by the Funds or third-party service providers to protect the Funds’ assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a Fund. The Investment Manager does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Investment Manager or the Funds. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Diversification Requirements for the Funds

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The Funds intend to meet the diversification requirements of the 1940 Act as in effect from time to time. Currently under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. A fund that is non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Fundamental Investment Restrictions of AMG GW&K Small Cap Growth Fund

The Fund may:

(1) Borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(2) Lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(3) Purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

The Fund may not (except as noted):

(1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

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(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

(5) Purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon in accordance with the Fund’s investment objective and policies.

(6) Make investments in securities for the purpose of exercising control.

(7) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(8) Invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

With respect to limitation (5) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Fundamental Investment Restrictions of AMG GW&K Small/Mid Cap Growth Fund

The Fund may:

(1) Borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(2) Lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

The Fund may not (except as noted):

(1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

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(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) Purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon in accordance with the Fund’s investment objective and policies.

(5) Make investments in securities for the purpose of exercising control.

(6) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(7) Invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

(8) As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer.

(9) Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

With respect to limitation (4) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio when the Fund believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. A higher degree of portfolio activity may increase brokerage costs to a Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for each Fund for the fiscal years ended October 31, 2024 and October 31, 2025 were as follows:

Small Cap Growth Fund
Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2024	83%
October 31, 2025	97%

Small/Mid Cap Growth Fund
Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2024	19%
October 31, 2025	33%

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Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of a Fund. Each Fund will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month by posting this information on the Fund’s website. The Chief Compliance Officer of the Trust may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. In addition, each Fund (i) may disclose the top 10 portfolio holdings at any time following the disclosure of portfolio holdings, and (ii) may disclose statistical information regarding such Fund’s portfolio allocation characteristics on or about 10 business days after each month-end, or may disclose such information if it is derived from publicly available portfolio holdings, in each case, by posting the information on the Fund’s website. Non-public portfolio holdings may also be disclosed by a Fund or its duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of borrowing facilities, if (i) the Chief Compliance Officer of the Trust has made a determination that the disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Fund; and (ii) the recipient has been informed in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Trust has arrangements with the persons indicated below to make available information about a Fund’s portfolio securities. The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with the release of information relating to a Fund’s portfolio holdings.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadviser; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the custodian and securities lending agent (The Bank of New York Mellon); financial printer (Donnelley Financial Solutions); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadviser and the custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm on an annual basis in connection with the annual audit of the Funds’ financial statements and to the Funds’ financial printer on a quarterly basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants, fair valuation services and other service providers: Lipper, Inc., Morningstar, Inc., ICE Data Services, FactSet Research Systems Inc., Bloomberg L.P., Institutional Shareholder Services Inc., Davison, Dietsch & McCarthy, Inc., Seismic Professional Services, eVestment Alliance, LLC, HedgeMark Risk Analytics, LLC, Confluence Technologies, Inc., and VATIT USA Inc. (d/b/a WTax). The Funds may disclose non-public current portfolio holdings information to ICE Data Services on a monthly basis for valuation purposes, to FactSet Research Systems Inc. on a daily basis for portfolio holdings analysis, to Institutional Shareholder Services Inc. on a daily basis for proxy voting and class action processing purposes, to

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Davison, Dietsch, & McCarthy, Inc. and Seismic Professional Services on a quarterly basis for services related to Fund marketing materials, to eVestment Alliance, LLC on a quarterly basis for services related to Fund marketing, to HedgeMark Risk Analytics, LLC on a daily basis for liquidity classification services, to Confluence Technologies, Inc. on a monthly basis in connection with regulatory filings and on a daily basis for services related to Rule 18f-4, and to VATIT USA Inc. (d/b/a WTax) on a daily basis for tax services relating to foreign securities. The Funds also provide current portfolio holdings information to Lipper, Inc., Morningstar, Inc., Bloomberg L.P. and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

There is no stated term of office for Trustees. Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). Eric Rakowski serves as the Independent Chairman of the Board of Trustees.

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jill R. Cuniff YOB: 1964	Trustee since 2023	Retired (2016-Present); Member of Board of Governors and Investment Committee, Montana State University Alumni Foundation (2015-2021, 2023-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009)	39	Director of Harding, Loevner Funds, Inc. (6 portfolios) (2018-Present).	Significant experience as a board member of mutual funds; significant business experience as president of executive teams; experience with institutional and retail distribution; experience as a co-portfolio manager.

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Kurt A. Keilhacker YOB: 1963	Trustee since 2014; Chairman of the Audit Committee since 2020	Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-2024)	39	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Peter W. MacEwen YOB: 1964	Trustee since 2023	Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007)	39	Trustee, John Hancock Comvest Private Income Fund (2023-Present)	Significant experience in the financial services industry, including as a senior executive of an S&P 500 asset management firm where responsibilities included: corporate finance and capital raising; strategy development and execution; internal audit and risk management; and oversight of global operations.

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Eric Rakowski YOB: 1958	Trustee since 2010; Independent Chairman of the Board of Trustees since 2017; Chairman of the Governance Committee since 2017	Professor of Law (Emeritus), University of California at Berkeley School of Law (1990-Present)	39	Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Funds II (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee, John Hancock Comvest Private Income Fund (2023-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Victoria L. Sassine YOB: 1965	Trustee since 2014	Trustee, University of California San Diego School of Business (2025-Present); Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-2025); Chairperson, Board of Directors, Business Management Associates (2018-2019)	39	None	Significant board experience, including as a board member of private companies; finance experience in strategic financial and operation management positions in a variety of industries; audit and tax experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive). Current adjunct professor of finance.

Interested Trustee

Mr. Weston is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Garret W. Weston YOB: 1981	Trustee since 2021	Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Global Strategic Partnerships (2025-Present), Managing Director, Head of Affiliate Product Strategy and Development (2023-2025); Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006)	39	None	Significant senior leadership role within AMG across a number of areas, including past responsibilities for the AMG Funds business and other distribution related activities, as well as prior significant experience with AMG’s investments and relationships with its Affiliates. Prior to AMG, significant business, investment and corporate finance experience within the financial services industry.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the

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SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Trust’s and the Investment Manager’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

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Officers

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne YOB: 1958	Chief Operating Officer since 2016; President, Chief Executive Officer and Principal Executive Officer since 2018	Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG ETF Trust and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG ETF Trust and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Thomas G. Disbrow YOB: 1966	Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer since 2017	Managing Director, Platform and Operations, AMG Funds LLC (2025-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-2025); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)

Mark J. Duggan YOB: 1965	Secretary and Chief Legal Officer since 2015	Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

Patrick J. Spellman YOB: 1974	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2022	Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG ETF Trust, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
John A. Starace YOB: 1970	Deputy Treasurer since 2017	Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

Maureen M. Kerrigan YOB: 1985	Assistant Secretary since 2016	Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011)

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Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2025	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies Beneficially Owned as of December 31, 2025
Independent Trustees:
Jill R. Cuniff	None	Over $100,000
Kurt A. Keilhacker	None	Over $100,000
Peter W. MacEwen	None	Over $100,000
Eric Rakowski	None	Over $100,000
Victoria L. Sassine	None	Over $100,000
Interested Trustee:

Garret W. Weston	None	Over $100,000

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of AMG Funds IV (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of six Trustees, five of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in supervising the operations of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

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AMG Funds IV has retained AMG Funds LLC as the Funds’ investment adviser and administrator. The Investment Manager is responsible for the Funds’ overall administration and operations, including management of the risks that arise from the Funds’ investments and operations. Employees of the Investment Manager serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by the Investment Manager, the Funds’ other service providers, and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on the Investment Manager’s risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Subadviser and the Investment Manager’s investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of the Investment Manager regarding the Investment Manager’s general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Kurt A. Keilhacker serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or recordkeeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met three times during the fiscal year ended October 31, 2025.

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Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Eric Rakowski serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Funds; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Governance Committee met two times during the fiscal year ended October 31, 2025.

Trustees’ Compensation

For their services as Trustees of the Trust and other funds within the AMG Fund Complex for the fiscal year ended October 31, 2025, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)

Independent Trustees:

Jill R. Cuniff	$3,338	$273,264
Kurt A. Keilhacker(c)	$3,670	$392,198
Peter W. MacEwen	$3,338	$273,264
Steven J. Paggioli(d)	$3,338	$252,000
Eric Rakowski(e)	$4,068	$446,264
Victoria L. Sassine	$3,338	$391,264

Interested Trustee:
Garret W. Weston	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2025. The Trust does not provide any pension or retirement benefits for the Trustees.

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(b)

Total compensation includes compensation paid during the 12-month period ended October 31, 2025 for services as a Trustee to any fund currently in the AMG Fund Complex. As of October 31, 2025, Mr. Paggioli served as a trustee to 35 funds in the AMG Fund Complex, each of Mr. MacEwen and Ms. Cuniff served as a trustee to 37 funds in the AMG Fund Complex, and each of Messrs. Keilhacker, Rakowski and Weston and Ms. Sassine served as a trustee or director to 39 funds in the AMG Fund Complex.

(c)	Mr. Keilhacker receives an additional $25,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.
(d)	Mr. Paggioli retired from the Board effective October 31, 2025.
(e)	Mr. Rakowski receives an additional $55,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 30, 2026, the following persons and/or entities owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund.

Small Cap Growth Fund

Class I

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	27.88%
Special Custody Account
For the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	11.62%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310

Morgan Stanley Smith Barney LLC	8.18%
For the Executive Benefits of Its Customers
1 New York Plaza, Floor 12
New York, New York 10004-1901

Pershing LLC	7.32%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

Wells Fargo Clearing Services LLC	6.83%
2801 Market Street
Saint Louis, Missouri 63103

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	18.22%
Special Custody Account

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For the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	13.08%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310

Morgan Stanley Smith Barney LLC	5.38%
For the Executive Benefit of Its Customers
1 New York Plaza, Floor 12
New York, New York 10004-1901

Class Z

Name and Address	Percentage Ownership
AMG Funds LLC	100.00%
680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901

Small/Mid Cap Growth Fund

Class I

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	22.61%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122

LPL Financial	16.65%
Omnibus Customer Account
Attn: Lindsay O’Toole
4707 Executive Drive
San Diego, California 92121

Pershing LLC	13.29%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

Gerald F. Dillenburg, Trustee
Gerald F. Dillenburg 2016 Rev Trust	11.10%
316 Ridge Avenue
Clarendon Hills, Illinois 60514-1313

SEI Private Trust Company	10.63%

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Attn: Mutual Funds
One Freedom Valley Drive
Oaks, Pennsylvania 19456

National Financial Services Corp.	5.40%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	30.22%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	21.19%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310

Empower Trust	6.90%
FBO Recordkeeping for Large Benefit Plan
8525 East Orchard Road
Greenwood Village, Colorado 80111

Suzanne Joplin	6.86%
1003 Elderberry Place
Lagrange, Kentucky 40031-6902

Class Z

Name and Address	Percentage Ownership
AMG Funds LLC	50.35%
680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901

David H. Voelkel	49.65%
TOD Mary V. Voelkel
101 North 5th Street
Bellevue, Iowa 52031-1501

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of January 30, 2026, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of January 30, 2026, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that

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“controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Management Ownership

As of January 31, 2026, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadviser

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to each Fund. The Investment Manager also serves as administrator of the Funds and carries out the daily administration of the Trust and the Funds. The Investment Manager’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms. AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as distributor of the Funds. The Distributor’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

Effective as of October 1, 2016, Aston, the former investment adviser to the Funds and an indirect, wholly owned subsidiary of AMG, merged with and into the Investment Manager, with the Investment Manager becoming the investment manager to the Funds.

The assets of each Fund are managed by a Subadviser selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager recommends Subadvisers for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadviser’s skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadviser, and the Investment Manager does not expect to make frequent changes of Subadvisers. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating subadvisers for individuals and institutional investors.

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because the Subadviser is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by the Subadviser.

The Subadviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund’s investment objective, policies and restrictions. Generally, the services that the Subadviser provides to a Fund are limited to asset management and related recordkeeping services.

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The Subadviser or an affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Subadviser participates. For underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

The Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory or other accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds pursuant to an investment management agreement with the Trust (the “Investment Management Agreement”). The Investment Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisers to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Subadviser (each a “Subadvisory Agreement” and collectively the “Subadvisory Agreements”).

Effective as of October 1, 2016, in connection with the merger of Aston with and into the Investment Manager, the Investment Manager, as Aston’s legal successor, replaced Aston as a party to the Investment Management Agreement.

Under the Investment Management Agreement, the Investment Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Investment Management Agreement between the Trust and the Investment Manager may be terminated with respect to a Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days’ written notice to the Investment Manager. The Investment Manager may also terminate its advisory relationship with respect to a Fund upon 60 days’ written notice to the Trust. The Investment Management Agreement terminates automatically in the event of its assignment.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for the following advisory services:

•	manage the investment and reinvestment of the assets of the Funds,

•	continuously review, supervise and administer the investment program of the Funds,

•	determine in its discretion, the assets to be held uninvested,

•	provide the Trust with records concerning the Investment Manager’s activities which are required to be maintained by the Trust, and

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•	render regular reports to the Trust’s officers and Board concerning the Investment Manager’s discharge of the foregoing responsibilities.

The Investment Manager shall discharge the foregoing responsibilities subject to the oversight of the Trust’s officers and the Board and in compliance with the objectives, policies and limitations set forth in the Trust’s then-effective prospectus and SAI.

With respect to each Fund, the Investment Management Agreement provides for an initial term of two years and thereafter continues in effect for the Fund from year to year, so long as its continuation is approved at least annually by (i) the Board or (ii) the vote of a majority of the outstanding voting securities of the applicable Fund; and in either event by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party in the matter provided in Section 15(c) of the 1940 Act.

The Investment Management Agreement with the Investment Manager also provides that the Investment Manager shall have the authority, subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more Subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any Subadvisers so selected pursuant to a “manager-of-managers” structure.

Under the Subadvisory Agreement between the Investment Manager and the Subadviser for each Fund, the Subadviser manages a portfolio of the Fund, selects investments and places all orders for purchases and sales of that Fund’s securities, subject to the general oversight of the Board and the Investment Manager. In addition, except as may otherwise be prohibited by law or regulation, the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

Each Subadvisory Agreement provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

Each Subadvisory Agreement provides for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law. The Subadvisory Agreement for the Small/Mid Cap Growth Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party. The Subadvisory Agreement for the Small Cap Growth Fund may be terminated, without penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on 60 days’ prior written notice to the other parties, by the Investment Manager on 90 days’ prior written notice to the other parties, or by the Subadviser on 90 days’ prior written notice to the other parties. Each Subadvisory Agreement terminates automatically in the event of its assignment.

For the services provided pursuant to each Subadvisory Agreement, the Investment Manager pays the Subadviser a fee computed daily and payable monthly.

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Under the Subadvisory Agreements, the Subadviser manages all of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objective(s), policies, and investment restrictions. The Subadviser provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by the Subadviser to each Fund will not be exclusive under the terms of the Subadvisory Agreements, and the Subadviser will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising the Subadviser, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the Subadviser of its obligations to a Fund, including without limitation analysis and review of portfolio and other compliance matters and a review of the Subadviser’s investment performance in respect of a Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement with the Subadviser and annual consideration of each Subadvisory Agreement thereafter;

•	prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of the Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law.

Each Fund pays all expenses not borne by the Investment Manager or Subadviser including, but not limited to, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges,

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if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, administrators, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund except as otherwise determined by the Trustees; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Trust who are not officers, employees or directors of the Investment Manager or its affiliates, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto.

The Trust may rely on an exemptive order from the SEC that permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into subadvisory agreements with subadvisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Board of Trustees but without shareholder approval, to hire subadvisers for the Funds, change the terms of a subadvisory agreement for a subadviser, or continue the employment of a subadviser after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of a subadviser. In addition, subject to approval by the SEC of an amendment to the Funds’ exemptive order, the Funds may disclose fees paid to subadvisers on an aggregate, rather than individual, basis. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a subadviser to the Funds without approval of the Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

Compensation of the Investment Manager and the Subadviser

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, at the annual rates included in the table below, which is computed daily as a percentage of the value of the average daily net assets of the applicable Fund and may be paid monthly.

Fund	Investment Management Fee
Small Cap Growth Fund	0.47%
Small/Mid Cap Growth Fund	0.62%

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As compensation for the investment management services rendered and related expenses under the Subadvisory Agreements, the Investment Manager has agreed to pay the Subadviser a portion of the investment management fee (net of all mutually agreed-upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadviser manages. The fee paid to the Subadviser is paid out of the fee the Investment Manager receives from a Fund and does not increase a Fund’s expenses.

With respect to each Fund, the Subadviser has agreed to reimburse the Investment Manager for certain fees and expenses incurred by the Investment Manager or Distributor on behalf of the Fund, by the Investment Manager, or by the Distributor, which may include, but are not limited to, shareholder servicing fees and distribution-related expenses.

Investment Management Fees Paid by the Funds. Investment management fees paid to the Investment Manager by each Fund for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 are as follows. The Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary waiver or reimbursement by the Investment Manager may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager. Amounts shown reflect the Small Cap Growth Fund’s previous investment management fee of 0.48%.

Fund	Total	Waived/Reimbursed*	Net
Small Cap Growth Fund
Fiscal Year Ended October 31, 2025	$980,803	$0	$980,803
Fiscal Year Ended October 31, 2024	$1,026,472	$0	$1,026,472
Fiscal Year Ended October 31, 2023	$983,613	$0	$983,613
Small/Mid Cap Growth Fund
Fiscal Year Ended October 31, 2025	$234,951	$0	$234,951
Fiscal Year Ended October 31, 2024	$246,740	$0	$246,740
Fiscal Year Ended October 31, 2023	$223,958	$0	$223,958

*

As further described under “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below, an investor may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”). The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager that compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services. The Investment Manager has voluntarily agreed to waive or reimburse a portion of its management fee in the amount of the cash payments it receives under these agreements, amounts which are reflected in the table as amounts waived/reimbursed. Any such voluntary waiver or reimbursement is not recoverable by the Investment Manager from a Fund under the expense limitations described under “Expense Limitations” below. See “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below for more information on the JPMorgan Fund and the Service Agreement and Supplemental Payment Agreement.

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager to the Subadviser for subadvisory services with respect to each Fund for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 are as follows. The Subadviser may voluntarily agree to waive or reimburse a portion of its subadvisory fee from time to time. Any voluntary waiver or reimbursement by the Subadviser may be terminated or reduced in amount at any time and solely in the discretion of the Subadviser.

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Small Cap Growth Fund*
Fiscal Year Ended October 31, 2025	$521,052
Fiscal Year Ended October 31, 2024	$545,313
Fiscal Year Ended October 31, 2023	$522,544
Small/Mid Cap Growth Fund
Fiscal Year Ended October 31, 2025	$145,897
Fiscal Year Ended October 31, 2024	$153,217
Fiscal Year Ended October 31, 2023	$139,071

*	Reflects subadvisory fees paid by the Investment Manager to the Fund’s former subadviser for periods prior to the hiring of GW&K Investment Management, LLC (“GW&K”) on December 8, 2025.

Expense Limitations

From time to time, the Investment Manager may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and certain other fees it would otherwise be entitled to receive from a Fund and/or pay or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or pay or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Investment Manager or Subadviser of all or a portion of the fees it would otherwise be entitled to receive from the Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The tables below and, if applicable, the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Funds’ Prospectus reflect the impact of a Fund’s contractual expense limitations, if any, in effect during the periods shown. In general, for a period of up to 36 months after the date any amounts are paid, waived, or reimbursed by the Investment Manager pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover such amounts from the Fund provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the Funds’ Prospectus) to exceed either (i) the expense limitation in effect at the time such amounts were paid, waived or reimbursed, or (ii) the expense limitation in effect at the time of such repayment by the Fund. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective.

All fees waived and/or expenses reimbursed to (or repayments by) each Fund for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 are set forth in the table below.

Small Cap Growth Fund
Fiscal Year Ended October 31, 2025	$127,382
Fiscal Year Ended October 31, 2024	$127,346
Fiscal Year Ended October 31, 2023	$122,005
Small/Mid Cap Growth Fund
Fiscal Year Ended October 31, 2025	$96,995
Fiscal Year Ended October 31, 2024	$89,289
Fiscal Year Ended October 31, 2023	$82,386

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The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an administration agreement between the Trust and the Investment Manager. For more information about the administration agreement, see “Administrative Services” below.

Portfolio Managers of the Funds

Unless indicated otherwise, all information below is as of October 31, 2025.

GW&K has served as Subadviser to the Small/Mid Cap Growth Fund since March 2021 and has served as Subadviser to the Small Cap Growth Fund since December 2025. AMG indirectly owns a majority interest in GW&K. As of December 31, 2025, GW&K’s assets under management were approximately $52.8 billion. Daniel L. Miller, CFA and Joseph C. Craigen, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Funds.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Daniel L. Miller, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based*	Assets Managed For Which Advisory Fee is Performance Based ($ millions)*
Registered Investment Companies	8	$3,057	None	$0
Other Pooled Investment Vehicles	11	$2,748	2	$212
Other Accounts	6,506	$6,082	1	$80

*

While certain pooled investment vehicles may pay GW&K a fee based on the assets under management, certain investors in the pooled investment vehicles may have negotiated performance fee arrangements directly with GW&K. For purposes of this disclosure, each investor that has a performance fee arrangement is counted as an “account” and the total assets in the pooled investment vehicle that have a performance component are included in the respective column for assets that have a performance fee.

Portfolio Manager: Joseph C. Craigen, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$942	None	$0
Other Pooled Investment Vehicles	1	$32	None	$0
Other Accounts	166	$170	None	$0

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Potential Material Conflicts of Interest

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact a Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Portfolio Manager Compensation

Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

•	Performance (of strategies managed by the portfolio manager based on composite returns)

•	Relative to Peers

•	Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

•	Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Portfolio Managers’ Ownership of Fund Shares

Small Cap Growth Fund

Mr. Miller: None

Mr. Craigen: None

Small/Mid Cap Growth Fund

Mr. Miller: None

Mr. Craigen: None

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Proxy Voting Policies and Procedures

Proxies for each Fund’s portfolio securities are voted in accordance with the Subadviser’s proxy voting policies and procedures. The proxy voting policies and procedures for GW&K are attached to this SAI as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available: (i) without charge, upon request, by calling (800) 548-4539; and (ii) on the SEC’s website at https://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, the Distributor and the Subadviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services

Effective October 1, 2016, the Investment Manager entered into an Amended and Restated Administration Agreement (the “Fund Administration Agreement”) with the Trust on behalf of each Fund. Under the Fund Administration Agreement, the Investment Manager also serves as administrator of each Fund and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Funds. For providing these services, each Fund pays the Investment Manager 0.15% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Investment Manager upon at least 60 days’ prior written notice to the Trust, and by the Trust upon at least 60 days’ prior written notice to the Investment Manager.

Fees paid by the Funds under the Fund Administration Agreement for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 are as follows.

Small Cap Growth Fund
Fiscal Year Ended October 31, 2025	$306,501
Fiscal Year Ended October 31, 2024	$320,773
Fiscal Year Ended October 31, 2023	$307,379
Small/Mid Cap Growth Fund
Fiscal Year Ended October 31, 2025	$56,843
Fiscal Year Ended October 31, 2024	$59,695
Fiscal Year Ended October 31, 2023	$54,184

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Distribution Arrangements

Under a Distribution Agreement between the Trust and the Distributor (the “Distribution Agreement”), the Distributor serves as the principal distributor and underwriter for the Funds. The Distributor is a registered broker-dealer and member of FINRA. Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangements discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Funds’ Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to the Distributor shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed-upon between the Distributor and the Investment Manager from time to time. The Distributor is not obligated to sell any specific amount of shares of the Funds.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement remains in effect for one year from the date of its execution and thereafter from year to year, provided that each such continuance is specifically approved at least annually (i) by vote of the Trustees of the Trust and (ii) by vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any plan adopted by the Trust under Rule 12b-1 under the 1940 Act, cast in person at a meeting called for the purpose of voting on the Distribution Agreement.

For sales of Fund shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of a Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to a Rule 12b-1 distribution and services plan described below and possibly supplemented by payments by the Distributor or its affiliates out of their own assets, or, in the case of such shares that are not subject to a Rule 12b-1 distribution and services plan, only by the Distributor or its affiliates out of their own assets.

The Distributor’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

Prior to October 1, 2016, the Funds had a different principal distributor and underwriter.

Rule 12b-1 Distribution and Services Plan. The Trust has adopted a distribution and services plan with respect to Class N shares of the Funds (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. All share classes of the Funds are sold without a front end or contingent deferred sales load and Class I and Class Z shares of the Funds are not subject to the expenses of any Rule 12b-1 distribution and services plan.

To the Trust’s knowledge, no “interested person” of the Trust, nor any Independent Trustee has a direct or indirect financial interest in the operation of the Plan.

The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which the Plan is effective.

The Plan is designed to promote sales of shares and reduce the amount of redemptions that might otherwise occur if the Plan were not in effect, as well as to compensate brokers and intermediaries for their servicing and maintenance of shareholder accounts. Increasing a Fund’s net assets through sales of shares, or attempting to limit declines in net assets by reducing redemptions, may help reduce the Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base, which may also help reduce the potential adverse effect of selling the Fund’s portfolio securities to meet redemptions.

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Pursuant to the Plan, a Fund may compensate the Distributor for services relating to the distribution of Class N shares and for payments the Distributor makes to brokers, dealers or other financial intermediaries for distribution services and reimbursement of expenses incurred in connection with distribution assistance or the maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments of up to 0.25% annually of a Fund’s average daily net assets attributable to its Class N shares. The Plan is characterized as a reimbursement plan and is directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses. Rule 12b-1 regulates the circumstances under which an investment company, like a Fund, may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not “interested persons” of the Trust or the Distributor, as that term is defined in the 1940 Act (“12b-1 Independent Trustees”). In adopting the Plan, the Independent Trustees concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders by resulting in greater sales of Fund shares. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plan may be terminated with respect to any Fund by a vote of a majority of the 12b-1 Independent Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Plan may be amended by vote of the Board, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund (or class) requires the approval of that Fund’s (or class’s) shareholders. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

For the fiscal year ended October 31, 2025, Class N shares of each Fund paid the following amounts under the Plans.

Small Cap Growth Fund
Fiscal Year Ended October 31, 2025	$194,646

Small/Mid Cap Growth Fund
Fiscal Year Ended October 31, 2025	$56,068

With respect to the Small Cap Growth Fund, the table below reflects the amounts the Fund’s Class N shares paid for the principal types of activities under the Plan during the fiscal year ended October 31, 2025:

Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Compensation to broker-dealers	$188,618
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$6,028

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With respect to the Small/Mid Cap Growth Fund, the table below reflects the amounts the Fund’s Class N shares paid for the principal types of activities under the Plan during the fiscal year ended October 31, 2025:

Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Compensation to broker-dealers	$54,863
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$1,205

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 240 Greenwich Street, New York, New York 10286, is the custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due to the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., Attn: 534426, AIM 154-0520, 500 Ross Street, Pittsburgh, Pennsylvania 15262 (the “Transfer Agent”), is the transfer agent for the Funds and also serves as the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund’s U.S. federal and state income tax returns and may provide other audit, tax and related services.

Securities Lending

The Board of Trustees has approved each Fund’s participation in a securities lending program. Under the securities lending program, the Trust has retained The Bank of New York Mellon to serve as its securities lending agent.

For the fiscal year ended October 31, 2025, the income earned by the Funds as well as the fees and/or compensation paid by such Funds (in dollars) pursuant to the Securities Lending Authorization Agreement between AMG Funds IV and The Bank of New York Mellon with respect to the Funds were as follows:

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	AMG GW&K Small Cap Growth Fund	AMG GW&K Small/Mid Cap Growth Fund
Gross income earned by the Fund from securities lending activities	$3,069.92	$19,544.17
Fees and/or compensation paid by the Fund for securities lending activities and related services
• Fees paid to The Bank of New York Mellon from a revenue split	$362.78	$1,533.93
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00
• Administrative fees not included in a revenue split	$0.00	$0.00
• Indemnification fees not included in a revenue split	$0.00	$0.00
• Rebate (paid to borrower)	$650.59	$9,306.16
Aggregate fees/compensation paid by the Fund for securities lending activities	$1,013.37	$10,840.09
Net income from securities lending activities	$2,056.55	$8,704.08

For the fiscal year ended October 31, 2025, The Bank of New York Mellon, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers; (ii) monitoring daily the value of the loaned securities and collateral; (iii) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) negotiating loan terms, including, but not limited to, the amount of any loan premium; (vi) selecting securities to be loaned; (vii) recordkeeping and account servicing; (viii) carrying out instructions of clients with respect to dividend activity and material proxy votes; and (ix) arranging for return of loaned securities to the Fund at loan termination.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that the Subadviser places all orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadviser to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadviser shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

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In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadviser is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadviser is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadviser. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadviser with research services. Brokerage commissions may be used for the general benefit of all other clients of the Subadviser where legally and contractually permissible.

The revised EU Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that a Subadviser subject to MiFID II will cause a Fund to pay for research services with soft dollars in circumstances where the Subadviser is prohibited from causing its other client accounts to do so, including where the Subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, a Fund would bear the additional amounts for the research services and the Fund’s Subadviser’s other client accounts would not, although the Subadviser’s other client accounts might nonetheless benefit from those research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadviser.

The fees of the Subadviser are not reduced by reason of its receipt, if any, of such brokerage and research services. Generally, the Subadviser does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager may request that the Subadviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Aggregate brokerage commissions paid by each Fund for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 are as follows:

Small Cap Growth Fund
Fiscal Year Ended October 31, 2025	$96,792
Fiscal Year Ended October 31, 2024	$90,510
Fiscal Year Ended October 31, 2023	$88,750

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Small/Mid Cap Growth Fund
Fiscal Year Ended October 31, 2025	$16,881
Fiscal Year Ended October 31, 2024	$9,550
Fiscal Year Ended October 31, 2023	$12,257

Brokerage Recapture Arrangements

For certain Funds, the Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadviser may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadviser.

Affiliated Brokerage

Certain affiliates of Morgan Stanley & Company LLC may be deemed to be affiliated persons of the Small Cap Growth Fund because of their record ownership of the Fund. For the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025, the Fund paid brokerage commissions to such broker-dealer affiliates of $2,053, $8,710, and $21,321, respectively. For the fiscal year ended October 31, 2025, 22.14% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2025, 0.01% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

Certain affiliates of JP Morgan Securities LLC may be deemed to be affiliated persons of the Small/Mid Cap Growth Fund because of their record ownership of the Fund. For the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025, the Fund paid brokerage commissions to such broker-dealer affiliates of $116, $0 and $0, respectively. For the fiscal year ended October 31, 2025, 0% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2025, 0% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in each Fund’s current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

The Investment Manager, the Subadviser, and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

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Certain investors may purchase or sell a Fund’s shares through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”) that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. Each Fund has authorized one or more Financial Intermediaries to (i) receive purchase and redemption orders on its behalf and (ii) designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Financial Intermediary or an authorized Financial Intermediary’s authorized designee receives the order. These orders will be priced at a Fund’s NAV next calculated after they are so received by an authorized Financial Intermediary or such Financial Intermediary’s authorized designee and accepted by the Fund. The Funds may from time to time make payments to Financial Intermediaries for certain services, such as account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services. Investors who do not wish to receive the services of a Financial Intermediary may consider investing directly with the Trust. Shares held through a Financial Intermediary may be transferred into the investor’s name by contacting the Financial Intermediary or the Transfer Agent. Certain Financial Intermediaries may receive compensation from the Investment Manager, the Subadviser and/or the Distributor out of their legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust by 4:00 p.m. New York time at the address listed in each Fund’s current Prospectus on any day that the NYSE is open for business will receive the NAV computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund(s) will also receive that day’s offering price, provided that the orders the processing organization transmits to the Fund(s) were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar day period, such shareholder may exchange such shares into any series of the Trust, AMG Funds, AMG Funds I, AMG ETF Trust or AMG Funds III, subject to applicable restrictions such as minimum investment amounts. The 15 calendar day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

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In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the NAV determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the NAV determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in each Fund’s current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders.

The Trust reserves the right to redeem a shareholder account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares, or $50,000 for Class Z shares due to redemptions the shareholder makes; or (ii) is below $100, but, in each case, not until after the Fund gives the shareholder at least 60 days’ notice and the opportunity to increase the account balance to the minimum account balance amount. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis. We may convert your position(s) in Class I shares of a Fund to the respective Class N shares of that Fund, if applicable. Unless you did not meet the minimum initial investment, we will give you 30 days’ notice before we convert your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. We will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. We may close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, we may convert the Fund position(s) to the Class N. Additionally, we will not convert Class I Fund position(s) where there is an effective “letter of intent.”

A Fund may pay all or a portion of redemption proceeds with a distribution in kind of its portfolio securities, in lieu of cash, in conformity with applicable law, when such payment is in the best interest of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash and the assets will be subject to market and other risks until they are sold. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows:

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(i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

A Fund or the Transfer Agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

Exchange of Shares

As described in the Funds’ Prospectus, an investor may exchange shares of a Fund for shares of the same class of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Fund (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange out of a Fund through the Investment Manager. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to U.S. federal income tax may recognize capital gains or losses on the exchange for U.S. federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in the Funds’ Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily NAV of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the sale, redemption or exchange of a Fund’s shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund’s shares you redeemed or exchanged. See each Fund’s current Prospectus for more information.

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Net Asset Value

Each Fund computes its NAV for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of a Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities traded in the OTC market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price as of the close of the regular trading hours of the primary market or the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities. In addition, if a foreign exchange or market is closed on a day when the NYSE is open, the value of a security that is traded in the affected foreign exchange or market is the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities, if available, or the last value assigned to the security on the immediately preceding valuation date (unless such value is deemed to be unreliable). Unless a foreign equity security is valued in accordance with the Trust’s procedures for fair valuation of foreign securities, a foreign equity security for which there are no reported sales on the valuation date may be valued at the last quoted bid price. Fixed-income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. In addition, foreign fixed-income securities purchased with a remaining maturity exceeding 60 days may be valued in accordance with the Trust’s procedures for fair valuation of foreign securities. Fixed-income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. With respect to foreign equity securities and foreign fixed-income securities, securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level. Notwithstanding the foregoing, foreign currency exchange contracts, subscription stock rights, warrants and other redeemable securities with predetermined values, shares of open-end registered investment companies (excluding ETFs), foreign currencies, IPOs, financial derivatives, foreign investor-only common stock issued by companies in various countries that issue two separate common stock lines (one for foreign investors and one for local investors), and securities halted or delisted due to a corporate action will be valued in accordance with the Funds’ valuation procedures adopted from time to time. The Funds’ portfolio instruments are generally valued using third-party pricing services. In the event that the market quotation, price or market based valuation for a portfolio instrument is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances, the portfolio instrument may be valued at fair value, as determined in good faith under the general supervision of the Board. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

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Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of a Fund’s shares, and no compensation or other consideration is received by a Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in its Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including U.S. federal, state and local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

U.S. Federal Income Taxation of the Funds—in General

Each Fund has elected to be treated and intends to qualify and to be eligible to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to qualify as such and to be so treated, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items

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(including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income to a Fund only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in paragraph (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the U.S. Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities (or options or futures with respect to stocks or securities). This could affect the qualification of certain of the Funds as regulated investment companies. In addition, as further discussed below, a Fund’s investments in commodity-linked ETNs and other commodity-linked instruments, if any, can be limited by such Fund’s intention to qualify as a regulated investment company, and can limit such Fund’s ability to so qualify.

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If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years), if any, that it distributes in a timely manner to shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if a Fund were otherwise to fail to qualify for treatment as a regulated investment company for such taxable year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such Fund, including any distributions of net tax-exempt income, if any, and net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” for individuals and for the “dividends-received deduction” for corporate shareholders, in each case as described below. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to make and makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a fund with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make sufficient distributions to avoid the imposition of this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any “net capital loss” attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

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Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. A Fund may carry forward net capital losses (if any) to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. A Fund must apply such carryforward losses first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of the Funds’ Investments

Certain Debt Obligations; Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income, if any, required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium—see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the acquisition discount or OID in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

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Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though a Fund holding the obligation receives no interest payment in cash on the obligation during the year.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by selling of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates for U.S. federal income tax purposes) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “U.S. Federal Income Taxation of Shareholders” below) than if a Fund had not held such obligations.

Securities Issued or Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price)—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends-received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

REITs. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “U.S. Federal Income Taxation of Shareholders,” below).

Distributions by a Fund to its shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “Section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a Fund from REITs, to the extent such dividends are properly reported as such by the Fund in a written notice to its shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying Fund shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as

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Section 199A dividends as are eligible, but is not required to do so. Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Mortgage-Related Securities. Certain of the Funds may invest directly or indirectly (e.g., through REITs) in residual interests in REMICs, including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (see “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Options, Futures, Foreign Currencies, Forward Contracts, Swap Agreements, and Other Derivatives. A Fund’s use of options contracts, futures contracts, foreign currency forward contracts, ETNs, swap agreements and other derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to sell other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives might also affect the amount, timing, or character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which it invests. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options

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on futures contracts, options on securities, options on security indices, forward contracts, swaps, credit default swaps, short sales, securities loans or other similar transactions, and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund, if any, in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The consequences to a Fund of certain transactions under the straddle rules remain unclear.

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Foreign Currency Transactions and Hedging. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Commodity-Linked Instruments. A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute Qualifying Income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute Qualifying Income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as Qualifying Income and the income or gain were later determined not to constitute Qualifying Income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level to cure such failure.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income, if any. If such a difference arises, and a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, if any, the distribution, if any, of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. In the alternative, if a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, if any, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by a Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund were otherwise to meet the requirements described in “Foreign Taxes,” below.

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Master Limited Partnerships and other Publicly Traded Partnerships. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP or other publicly traded partnership will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP or publicly traded partnership directly. If such distributions do not so qualify, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from a Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would receive if the shareholder invested directly in an MLP or other publicly traded partnership.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to that Fund’s shareholders. However, in certain circumstances, a Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF” election), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in underlying U.S. funds, it may not make such elections; rather, the underlying U.S. funds directly investing in PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” See “U.S. Federal Income Taxation of Shareholders,” below.

Investments in Other RICs. A Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), as well as certain investments in REITs, can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

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If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. Qualified dividend income and the dividends-received deduction are described below.

Taxation of Certain Investments. Including as described above, certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates for U.S. federal income tax purposes) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such investments. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which it invests. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of such Fund.

Foreign Taxes. Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease a Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known.

Shareholders generally will not be entitled separately to claim a credit or deduction with respect to foreign taxes incurred by a Fund. If shareholders are not so entitled, a Fund’s taxable income will be reduced by the foreign taxes paid or withheld.

Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

U.S. Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends, if any, are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain,

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and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The IRS and the U.S. Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income, if any, and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. In particular, a shareholder that purchases shares of a Fund just prior to a taxable distribution will then receive a return of investment upon distribution, which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

Qualified dividend income received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date

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that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC. Distributions received by a Fund from REITs generally will not constitute qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs or PFICs will not qualify for the corporate dividends-received deduction. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders, reducing their tax basis in such Fund’s shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of those shares.

As required by federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

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Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares of a Fund will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary, may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder sold, exchanged or redeemed. See the Funds’ Prospectus for more information.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S.

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federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other disqualified organization shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a regulated investment company that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

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Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder, or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market, generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Each Fund generally does not expect that it will be a QIE.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

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Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of at least $2 million in any single tax year or $4 million in any combination of tax years for an individual shareholder or at least $10 million in any single tax year or $20 million in any combination of tax years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the U.S. Department of the Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends, and interest-related dividends).

Prospective investors are urged to consult their tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective shareholders should consult their tax advisors regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of U.S. state and local, and foreign, and any other tax law and any proposed tax law changes.

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EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF U.S. FEDERAL, STATE AND LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Delaware Statutory Trust

Each Fund is a series of a “Delaware statutory trust.” The Trust is governed by its Trust Instrument and Certificate of Trust, as amended (“Trust Instrument”), and Amended and Restated By-Laws (“By-Laws”).

The Trust Instrument provides that the Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while as a Trustee or thereafter, by reason of his or her being or having been such a Trustee except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he or she may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under the Trust Instrument, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to the Trust Instrument.

The Trust Instrument also provides that, in case any shareholder or former shareholder of any Fund shall be held to be personally liable solely by reason of the shareholder’s being or having been a shareholder of such Fund and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Fund to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Fund, shall, upon request by the shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Fund and satisfy any judgment thereon from the assets of the Fund.

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The Trust shall continue without limitation of time subject to the provisions in the Trust Instrument concerning termination by action of the Trustees.

Description of Shares

The Trust is an open-end management investment company organized as a Delaware statutory trust in which the Funds each represent a separate series of shares of beneficial interest. The Trustees may, without shareholder approval, divide the shares of any series of the Trust into one or more classes and combine the shares of two or more classes of any series into a single class. The Trustees have authorized the issuance of three classes of shares of each Fund—Class N, Class I and Class Z.

The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value of one or more series and to divide or combine the shares of any series or class, if applicable, into a greater or lesser number without changing the proportionate beneficial interest in the series or class. Each share of each Fund represents an equal proportionate interest in such Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Funds have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund (or a class thereof) shall be entitled to vote.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative in the election of Trustees so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required or permitted by either the 1940 Act or by the Trust’s Trust Instrument.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Conduct of the Trust’s Business

Forum for Adjudication of Disputes. The By-Laws of the Trust provide that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Trust or the shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust Instrument or the By-Laws, (iv) any action to interpret, apply, enforce or

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determine the validity of the Trust Instrument or the By-Laws or any agreement contemplated by any provision of the 1940 Act, the Trust Instrument or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The By-Laws contain provisions regarding derivative and direct claims of shareholders. As used in the By-Laws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article V of the By-Laws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. The By-Laws provide that any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, are considered a “derivative” claim as used in the By-Laws.

The By-Laws provide that a shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf or for the benefit of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. The By-Laws provide that the Trustees shall consider such demand within 90 days of its receipt by the Trust. The By-Laws provide that, the Trustees, in their sole discretion, may submit the matter to a vote of shareholders of the Trust or any series or class of shares, as appropriate. The By-Laws provide that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. The By-Laws provide that any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not an “interested person” (as that term is defined in the 1940 Act) will be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

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The By-Laws provide that a shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Trust Instrument or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The By-Laws provide that the requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. The By-Laws provide that the Trustees shall consider such request within 90 days after its receipt by the Trust. The By-Laws provide that the Trustees, in their sole discretion, may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These forgoing provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find that any of the foregoing provisions to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Additional Information

This SAI and the Funds’ Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined on the SEC’s website at www.sec.gov.

Statements contained in this SAI and the Funds’ Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Funds’ Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Funds’ Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended October 31, 2025 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, from the Funds’ Form N-CSR for the fiscal year ended October 31, 2025, are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Funds’ shareholder reports, financial statements and other information are available without charge, upon request, by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at wealth.amg.com or on the SEC’s website at www.sec.gov.

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APPENDIX A

GW&K INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

December 2025

INTRODUCTION

As a U.S. registered investment adviser with the Securities and Exchange Commission and a fiduciary to its clients, GW&K Investment Management, LLC (“GW&K” or “Firm”) has implemented this Proxy Voting Policy to establish and maintain internal controls and procedures governing the Firm’s voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third-party service providers to facilitate the Firm’s proxy voting process.

I. Proxy Guidelines, Voting Advice and Agent

GW&K utilizes proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party proxy voting advisory firm, which provides GW&K recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of those GW&K clients, who have delegated proxy voting authority to GW&K. GW&K generally adopts Glass Lewis’ “Investment Manager Policy” guidelines for client accounts but also may, depending on the circumstances of a client account, apply other Glass Lewis proxy voting thematic voting guidelines; such as, Socially Responsible Policy guidelines and Taft Hartley Policy guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if the Firm believes it to be in the best interest of its clients.

GW&K has contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”), an independent third-party proxy voting agent, to act as proxy voting agent and to provide certain proxy voting services to GW&K and its clients. Together, Glass Lewis and Broadridge assist GW&K with various proxy related process components including:

•	In-depth proxy research;

•	Process and vote proxies in connection with securities held by GW&K clients;

•	Maintain appropriate records of proxy statements, research, and recommendations;

•	Maintain appropriate records of proxy votes cast on behalf of GW&K clients;

•	Maintain and provide records required for regulatory obligations

•	Proxy related administrative functions.

Additionally, GW&K may contract certain independent third-party vendors to assist GW&K with administrative filing functions.

II. Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

•	Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

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•	Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

•	Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

•

Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority, with the understanding that an exact reconciliation of proxy votes for every share may not be feasible through the various custodians, third party investment platforms and other third parties involved in this process;

•	Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

•	Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III. Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will convene and provide the voting recommendation after discussion with applicable GW&K investment professionals and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s investment management professionals will provide the voting recommendation after reviewing relevant facts and circumstances.

In regard to ERISA plans invested in certain GW&K commingled vehicles (e.g., GW&K’s private funds, collective investment trusts), GW&K has a responsibility to vote proxies in accordance with GW&K’s Proxy Voting Policy and in a manner that does not conflict with an ERISA plan’s Investment Policy Statement. To avoid such conflicts, GW&K makes its Proxy Voting Policy available to its ERISA plan clients, as applicable, to provide the Plan fiduciaries the ability to assess potential conflicts of interest with GW&K’s Proxy Voting Policy and the ERISA plan. In the event a conflict is identified to GW&K by an ERISA plan fiduciary, GW&K will work with the plan to mitigate the identified conflict(s).

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance department and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item. A record of any vote that deviates from Glass Lewis’ guidelines along with the rationale will be maintained and reviewed by the Legal & Compliance department.

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IV. Disclosure

Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management, LLC

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

Additionally, as a Form 13F filer, GW&K is required to annually report on proxy voting records for certain executive compensation matters on the SEC’s Form N-PX. Reporting covers the 12-month period of July 1 through June 30 (of the current fiscal year). Clients may obtain GW&K’s Form N-PX on the SEC’s website. For more information, please refer to GW&K’s Disclosure and Regulatory Reporting Policy.

V. Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

•	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

•	Proxy statements, research, recommendations, and records of each vote;

•	Client written requests for proxy voting information and applicable responses by GW&K.

VI. Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Administration, members of the Legal & Compliance department, as well as certain GW&K investment professionals. The Committee meets annually, and more frequently as needed.

GW&K’s Legal & Compliance department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

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AMG FUNDS IV

AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND

CLASS N: ARDEX

CLASS I: ARIDX

CLASS Z: ARZDX

AMG RIVER ROAD FOCUSED ABSOLUTE VALUE FUND

CLASS N: ARRFX

CLASS I: AFAVX

CLASS Z: ARRZX

AMG RIVER ROAD MID CAP VALUE FUND

CLASS N: CHTTX

CLASS I: ABMIX

CLASS Z: ABIZX

AMG RIVER ROAD SMALL-MID CAP VALUE FUND

CLASS N: ARSMX

CLASS I: ARIMX

CLASS Z: ARSZX

AMG RIVER ROAD SMALL CAP VALUE FUND

CLASS N: ARSVX

CLASS I: ARSIX

CLASS Z: ARZMX

STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2026

You can obtain a free copy of the prospectus for each of AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund (each a “Fund,” and collectively the “Funds”), dated March 1, 2026, as supplemented from time to time (the “Prospectus”), by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at wealth.amg.com. The Funds’ Prospectus provides basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds’ Prospectus.

The Funds’ audited financial statements for the fiscal year ended October 31, 2025 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm from the Funds’ Form N-CSR for the fiscal year ended October 31, 2025, are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information) and are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Funds’ shareholder reports, financial statements and other information are available without charge, upon request, by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at wealth.amg.com or on the SEC’s website at www.sec.gov.

SAI100-0326

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GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to AMG River Road Dividend All Cap Value Fund (the “All Cap Value Fund”), AMG River Road Focused Absolute Value Fund (the “Focused Absolute Value Fund”), AMG River Road Mid Cap Value Fund (formerly AMG Managers Fairpointe Mid Cap Fund) (the “Mid Cap Value Fund”), AMG River Road Small-Mid Cap Value Fund (the “Small-Mid Cap Value Fund”) and AMG River Road Small Cap Value Fund (the “Small Cap Value Fund”) (each a “Fund,” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of AMG Funds IV, a Delaware statutory trust (the “Trust”), and part of the AMG Funds Family of Funds, a fund complex comprised of 39 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Fund Complex”). The Trust was organized on September 10, 1993.

Each Fund has established three classes of shares: Class N, Class I and Class Z.

Effective as of October 1, 2016, Aston Funds changed its name to AMG Funds IV.

Effective as of October 1, 2016, each Fund’s name changed as follows:

Former Name	Name as of October 1, 2016
ASTON/River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund
ASTON/River Road Focused Absolute Value Fund	AMG River Road Focused Absolute Value Fund
ASTON/Fairpointe Mid Cap Fund	AMG Managers Fairpointe Mid Cap Fund
ASTON/River Road Select Value Fund	AMG River Road Select Value Fund
ASTON/River Road Small Cap Value Fund	AMG River Road Small Cap Value Fund

Also effective as of October 1, 2016, Aston Asset Management, LLC (“Aston”), the former investment adviser to the Funds and an indirect, wholly owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), merged with and into AMG Funds LLC (the “Investment Manager”), with the Investment Manager becoming the investment manager to the Funds.

Effective as of June 30, 2017, AMG River Road Select Value Fund changed its name to AMG River Road Small-Mid Cap Value Fund.

Effective as of March 19, 2021, AMG Managers Fairpointe Mid Cap Fund changed its name to AMG River Road Mid Cap Value Fund.

This SAI describes the financial history, management and operation of the Funds, as well as each Fund’s investment objective(s) and policies. It should be read in conjunction with each Fund’s current prospectus, dated March 1, 2026, as supplemented from time to time (the “Prospectus”). The Trust’s executive office is located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

The Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for each Fund’s overall administration. It selects and recommends, subject to the approval of the Trust’s Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadviser” or “Subadvisers”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of the Subadviser and researches any potential new Subadvisers for the Funds. See “Management of the Funds” for more information.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective(s) as stated in its Prospectus. The Trust is an open-end management investment company. Each Fund, other than AMG River Road Focused Absolute Value Fund, is a diversified series of the Trust. AMG River Road Focused Absolute Value Fund is a non-diversified series of the Trust.

The following is information regarding the types of securities and instruments that may be purchased by the Funds (unless otherwise noted) to the extent such investments are permitted by applicable law. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

The Board may, in the future, authorize a Fund to invest in securities other than those listed here and in the Fund’s Prospectus, provided that such investment would be consistent with the Fund’s investment objective(s) and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Funds’ Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, except as stated below.

Investment Techniques and Associated Risks

(1) Asset-Backed Securities

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments and payments or distributions of payments may be supported by credit enhancements including letters of credit, insurance guarantees, reserve funds, and over collateralization.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments, although in a period of declining interest rates, pre-

payments on asset-backed securities may increase and a Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities also involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

The Funds also invest in mortgage-backed securities, which are asset-backed securities associated with mortgage loans. Mortgage-backed securities and the risks associated with them are discussed under “Mortgage Related Securities” below.

(2) Below Investment Grade Securities

In General. Certain Funds may invest in below investment grade securities, subject to any limitations set forth in the Funds’ Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated below BBB by S&P Global Ratings (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality. See Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value (“NAV”).

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective(s) may be more dependent on the Subadviser’s own credit analysis than is the case for higher rated securities. Although the Subadviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadviser performs research and independently assesses the value of particular securities relative to the market. The Subadviser’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Subadviser buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(3) Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (the “SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. In addition, each Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other eligible funds in the AMG Fund Complex (as further described below). The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other eligible funds in the AMG Fund Complex, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the below mentioned and any other applicable exemptive order or other relief. Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(4) Cash Equivalents

The Funds may invest in cash equivalents to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, and as discussed in the Funds’ Prospectus and this SAI. A description of the various types of cash equivalents that may be purchased by certain Funds appears below.

Bank Obligations. Certain Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or a savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed-upon date and price. The resale price normally reflects the purchase price plus a mutually agreed-upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short.

The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Manager or Subadviser. The Investment Manager or Subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

In certain instances, a Fund may engage in repurchase agreement transactions that are novated to the Fixed Income Clearing Corporation (“FICC”) or another clearing house. The clearing house acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, a Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by the clearing house or the clearing house sponsoring member through which the Fund acts in connection with such transactions. Currently the FICC is the only approved clearing house in the U.S. for clearing U.S. government security repurchase transactions. The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(5) Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

(6) Commodities Exposure

Certain Funds may obtain exposure to commodities indirectly by investing in exchange-traded funds (“ETFs”) that invest in securities of companies engaged in the production and distribution of commodities and commodity-related products, exchange-traded notes (“ETNs”) that are linked to the returns of one or more commodity indices that reflect the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee (see “Exchange-Traded Notes” below), and such other instruments as deemed appropriate from time to time. A Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals.

Exposure to commodities may result in losses for a Fund. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors, including market movements, supply and demand imbalances, inflationary trends or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Increased demand for commodities by emerging market countries may result in shortages and cause prices to rise, potentially resulting in speculative investments in commodities. In addition, with respect to a Fund’s exposure to commodities indirectly through companies in the commodities sector and ETNs, there are additional risks to the Fund as there is no guarantee that those companies’ investments and business strategies relating to commodities will be successful, and the value of the Fund’s investments in ETFs or other instruments exposed to companies in the commodities sector, and the value of the companies themselves, may fluctuate more than the value of the relevant underlying commodity or commodities or commodity index.

See “Exchange-Traded Notes” below for specific risks relating to a Fund’s investments in exchange-traded notes that are linked to the returns of one or more commodity indices.

(7) Contingent Convertible Securities

Contingent convertible securities (“CoCos”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside a Fund’s control. Any such action could have an adverse effect on the Fund’s returns, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

(8) Corporate and Other Debt Securities

Certain Funds, subject to their applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

(9) Derivative Instruments

The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, correlation risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable regulatory requirements.

A Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, a Fund may purchase and sell futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. A Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. A Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may enter into futures contracts for the purchase or sale of fixed-income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial asset or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of an index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified financial assets, no physical delivery of these assets is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Futures contracts are traded on exchanges through futures commission merchants (each an “FCM”). As described below, a Fund will be required to post initial margin to its FCMs upon entering into a futures contract. Variation margin will be paid to and received from the FCM on a daily basis as the contracts are marked to market, as a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and a Fund will receive from the FCM a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and a Fund would be required to make a variation margin payment to the FCM.

All positions which remain open at the close of the last business day of the contract’s life are generally required to settle on the next business day (based upon the value of the relevant asset underlying the futures contract on the expiration day), with settlement made with the appropriate clearing house. Positions in futures contracts may be closed out by a Fund only on the futures exchanges upon which the futures contracts are then traded. There can be no assurance that a liquid market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. Additional or different margin requirements as well as settlement procedures may be applicable to foreign futures contracts at the time a Fund purchases such instruments.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $182 on that future date, the Fund will lose $200 (100 units x loss of $2). Any transaction costs must also be included in these calculations.

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price and time(s) during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When a Fund purchases or sells a futures contract, the Fund is required to deposit with its FCM an amount of margin set by the clearing house on which the contract is cleared and the Fund’s FCM. This amount may be modified by the exchange or the FCM during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund may earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market” and is generally considered a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell assets at a time when such sales are disadvantageous. In computing daily NAV, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying asset, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a market. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position, and the Fund would be obligated to meet margin requirements until the position is closed. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract. Interest rate futures contracts may be purchased on debt securities such as U.S. Treasury bills and bonds, Eurodollar instruments, U.S. Treasury Notes and interest rate swaps.

Certain Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would be intended to enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund may sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

Limitations on Use of Futures and Options on Futures. A Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. A Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing such assets in order to adjust its exposure to a particular market.

Risks Associated with Futures and Options on Futures. The loss to a Fund resulting from investments in futures contracts is potentially unlimited. Futures markets can be highly volatile, and the use of futures contracts can increase the volatility of a Fund’s NAV. A Fund’s ability to establish and close out positions in futures contracts requires a liquid market. A liquid market may not exist for any particular futures contract at any particular time, and as a result a Fund may be unable when it wishes to effect closing transactions to terminate its exposure under that contract. In using futures contracts, a Fund relies on the Subadviser’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If a Fund uses futures contracts for hedging purposes, these risks can be exacerbated and/or certain additional risks can arise. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged instrument in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged instrument, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged instrument. In addition, there are significant differences between traditional cash markets (like the securities markets) and the futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged instruments if the volatility of the hedged instruments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged instruments is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of futures contracts may not correlate perfectly with movement in the relevant underlying instrument due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instrument and futures markets. Second, the deposit requirements in the futures market are generally less onerous than margin requirements in the securities and other cash markets, and as a result, the futures market may attract more speculators. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign futures contracts may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign futures contract relates. This may result in a disparity between the price of the futures contract and the value of the relevant underlying instrument due to the lack of continuous arbitrage between the futures contract price and the value of the underlying instrument.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day under regulations referred to as “daily price fluctuation limits” or “daily limits.” The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit, and positions in the futures contract can be neither established nor liquidated unless traders are willing to effect trades at or within the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Similar occurrences could prevent a Fund from promptly liquidating unfavorable positions and could subject a Fund to substantial losses that could exceed the margin committed to such trades. Daily limits may also impact the trading of related contracts, such as options on futures contracts. Exchanges may also cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of a Fund.

Market participants that inadvertently hold a commodity futures contract beyond the contract’s expiration date, or “First Notice Day,” may be required to physically deliver (for a seller) or accept physical delivery of (if a buyer) the underlying commodity. In the case of a seller, such seller must have the required quantity and quality of the deliverable commodity on hand. In the case of a buyer, such buyer must take physical delivery of and pay the full value for the underlying commodity. The failure to offset or otherwise settle a commodity futures contract prior to its expiration could result in unexpected costs and expenses incurred in connection with satisfying the delivery or acceptance obligations of the underlying contract.

There can be no assurance that a liquid market will exist at a time including when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments. In addition, with respect to contracts that are relatively new instruments without a significant trading history, the risk of a lack of liquidity is greater. In addition, a Fund’s FCM may limit a Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect a Fund’s performance and its ability to achieve its investment objective.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund in the event of default or insolvency of an FCM or clearing house with whom a Fund has an open position in a futures contract or related option. See “Derivatives Counterparty Risk” and “Risks of Government Regulation of Derivatives” below.

Forward Currency Contracts. A Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed-upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to attempt to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing.

Forward contracts involve a number of the same characteristics and risks as futures contracts but there also are several differences. Forward contracts are not traded on regulated exchanges and are not necessarily marked to market on a daily basis. Forward contracts settle only at the pre-determined settlement date. This can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are generally no standardized terms for forward contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of an underlying instrument as desirable, which may vary from the standardized provisions available through any futures contract. Because forward contracts are bilateral contracts, when a Fund enters into a forward contract, it incurs greater risk of default by the counterparty to the transaction. See “Derivatives Counterparty Risk” and “Risks of Government Regulation of Derivatives” below.

Options. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund can use both European-style and American-style options. A European-style option is only exercisable at a specified time and date. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium. Any transaction costs must also be included in these calculations.

A Fund may purchase put options for any purpose. For example, a put option may be purchased by a Fund as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, a Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, any securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, any securities or other assets used as cover may be considered illiquid.

The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies solely on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Additional risks related to options are discussed below (“Risks of Government Regulation of Derivatives,” “Risks Related to OTC Options” and “Derivatives Counterparty Risk”).

Options on Indices. To the extent permitted by applicable law or regulation, the Funds may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as those that underlie the index and, as a result, the Fund bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

Foreign Currency Options. A Fund may use currency options, for example, to cross-hedge or to increase total return when the Subadviser anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to attempt to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. Any transaction costs must also be included in these calculations. A currency call option might be purchased, for example, in anticipation of, or to attempt to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options differ from listed options in that they are bilateral contracts with strike prices, expiration dates and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the U.S. Commodity Futures Trading Commission (“CFTC”) and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared, as discussed further in “Risks of Government Regulation of Derivatives” below.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a Fund may look only to the broker with whom a position is held for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly. If the Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates for U.S. federal income tax purposes) than if the Fund had not used such instruments.

Certain of a Fund’s investments in derivative instruments may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. A Fund may be required to accrue and distribute imputed income from certain derivative investments on a current basis, even though the Fund does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, including at times when it is not advantageous to do so, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return. For U.S. federal income tax information regarding derivative instruments, see “Certain U.S. Federal Income Tax Matters” below.

Swap Agreements. To the extent permitted by applicable law or regulation, a Fund may engage in swap transactions, including, but not limited to swap transactions on interest rates, security indices (including broad-based security indices), specific securities and currency exchange rates.

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective(s) and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost-efficient manner.

Swap agreements include two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective(s) will depend on many factors, including the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements.

Because swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven calendar days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and a Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Transactions in some types of swaps (including certain interest rate swaps and credit default swaps) are required to be centrally cleared and a Fund may also elect to choose other transactions that are available for clearing. In a transaction involving cleared swaps, a Fund’s counterparty is a clearing house rather than the original counterparty to the derivatives transaction (i.e., a bank or broker), so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position. See also “Derivatives Counterparty Risk” and “Risks of Government Regulation of Derivatives” below.

Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s NAV.

A Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Derivatives Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties to derivative contracts. There can be no assurance that a counterparty will be able or willing to meet its obligations. Events that affect the ability of a Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by a Fund, if any, a Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. If a counterparty becomes insolvent, a Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract.

Transactions in certain types of derivatives including futures and options on futures as well as some types of swaps are required to be (or are capable of being) centrally cleared. In a transaction involving such derivatives, a Fund’s counterparty is a clearing house so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearing houses and clearing members. It is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the insolvency of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. In addition, financial difficulty, fraud or misrepresentation at any of these institutions could lead to significant losses as well as impair the operational capabilities or capital position of a Fund. For example, if a clearing member does not comply with applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective(s). Rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to a Fund of derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company has exposure to futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (the “CEA”) (“commodity interests”) in an amount greater than a prescribed level of its liquidation value, or if a registered investment company markets itself as providing investment exposure to such instruments. As of the date of this SAI, the Funds are operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 thereunder (the “exclusion”) promulgated by the CFTC (with respect to the Funds). Accordingly, the Investment Manager (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use any commodity interests and in the manner in which it holds out its use of such commodity interests. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The CFTC, certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Investment Manager (acting in its capacity as investment manager of a Fund) may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union (“EU”) and United Kingdom (the “UK”), and trading venues that impose position limits on commodity derivative contracts.

The regulation of derivatives markets in the U.S., the EU, the UK and other jurisdictions is an evolving area of law and is subject to modification by government and judicial action. Legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in regulation of derivatives, including clearing, margin, reporting, recordkeeping and registration requirements. Because these requirements are evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. Such regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Subadviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. Rules adopted under the Dodd-Frank Act require certain OTC derivatives, including certain interest rate swaps and certain credit default swaps (and potentially other types of OTC derivatives in the future), to be executed on a regulated market and cleared through a central counterparty, which can result in increased margin requirements and costs for the Funds. See “Additional Risk Factors in Cleared Derivatives Transactions” below. It is also unclear how the regulatory changes will affect counterparty risk.

Additionally, U.S. regulators, the EU, the UK, and certain other jurisdictions have adopted minimum margin requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its derivatives counterparties. They also impose regulatory requirements on the type of permissible collateral and the timing of transferring margin. The Funds are subject to variation margin requirements under such rules and may in the future become subject to initial margin requirements under such rules. Any such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Also, as noted above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU and the UK, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act (“Rule 18f-4”) governs registered investment companies’ use of derivatives and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 limits derivatives exposure through one of two value-at-risk tests, requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering certain derivatives instruments and certain financing transactions arising from the SEC’s Release 10666 and ensuing staff guidance. Compliance with Rule 18f-4 by the Funds could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit each Fund’s ability to use derivatives as part of its investment strategy.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of derivatives (including futures, exchange-traded options, and certain interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (and additional types of swaps may be required to be centrally cleared in the future). In addition, a Fund may choose to centrally clear certain swap transactions that are capable of being cleared. In a transaction involving such products (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only clearing members can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Exchanges and clearing houses also have broad rights to increase margin requirements for existing transactions or to limit or terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member, exchange or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of an exchange’s or clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. These risks likely are more pronounced for cleared swaps than futures contracts and exchange-traded options due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be (or are capable of being voluntarily) executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution on a swap execution facility can increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

(10) Emerging Market Securities

Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in non-emerging market countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of institutional investors investing in these markets could significantly affect local securities prices and, therefore, the NAV of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of a Fund’s shares to decline.

(11) Equity Investments

Certain Funds may invest in equity securities subject to any restrictions set forth in the Funds’ Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which certain Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The Small Cap Value Fund may invest to a significant extent in small-capitalization companies, the Mid Cap Value Fund may invest to a significant extent in mid-capitalization companies and the Small-Mid Cap Value Fund may invest to a significant extent in small- and mid-capitalization companies.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective(s).

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. A Fund may not be eligible to elect or may not elect to permit U.S. shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

Initial Public Offerings (“IPOs”). Certain Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion, if any, of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Secondary Offerings. A Fund may invest in secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

(12) Eurodollar and Yankeedollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.

(13) Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of specific benchmark indices. ETNs are not equities or index funds, but they do share several characteristics with such investments. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index. Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or the entire amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets they use.

A Fund may invest in one or more ETNs linked to commodity indices as a means to obtain commodity exposure. See “Commodities Exposure” above. ETNs held by a Fund are typically linked to the performance of a commodities index that reflects the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee.

Each Fund invests in a manner that is consistent with its current understanding of the 90% gross income requirement for qualification as a regulated investment company. See “Certain U.S. Federal Income Tax Matters” below. There is some uncertainty under current law whether income and gain derived from commodity-linked ETNs constitute qualifying income to a Fund for purposes of this 90% gross income requirement.

A Fund’s investments in ETNs may include leveraged ETNs. Leveraged ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. The market value of ETNs may differ from their NAV per share. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the underlying investments that the ETN holds. There may be times when an ETN trades at a premium or discount to its NAV.

(14) Floating Rate and Variable Rate Demand Notes

Certain Funds may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing their investment programs. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate.

(15) Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Funds’ Prospectus and this SAI, a Fund may invest in or utilize foreign currencies and other foreign currency-related transactions. These instruments may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

(16) Foreign Securities

Certain Funds may invest in foreign securities, subject to any restrictions set forth in the Funds’ Prospectus and this SAI.

Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, EDRs, GDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible embargoes or economic sanctions against a particular country or countries, organizations, entities and/or individuals, possible imposition of withholding or other taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. A Fund may be required to liquidate other assets in order to make up the shortfall.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

A Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, a Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from, or proceeds from the sale or other disposition of the securities of, foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries impose a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. A Fund may not be eligible to elect or may not elect to permit U.S. shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by a Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

Russia Sanctions Risk. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the UK, Germany, and France, as well as the EU, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Funds. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that may have negative effects on the Funds. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Funds to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. The extent and duration of the military actions associated with Russia’s invasion of Ukraine, the resulting sanctions, and the resulting disruption of the Russian economy are impossible to predict but may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if the Fund does not have direct exposure to securities of Russian issuers.

Central Securities Depositories Regulation. Beginning February 1, 2022, the EU adopted a settlement discipline regime pursuant to the Central Securities Depositories Regulation (“CSDR”) that introduced new measures for the authorization and supervision of European Union Central Security Depositories. CSDR aims to reduce the number of settlement fails that occur in European Economic Area (“EEA”) central securities depositories (“CSD”) and address settlement fails where they occur. Under the regime, among other things, EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants. The CSDR requirements apply to transactions in transferable securities (e.g., stocks and bonds), money market instruments, shares of funds and emission allowances that will be settled through an EEA CSD and are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty. The Funds may bear the net effect of any penalties and credits incurred under the CSDR in respect of their trading, which could increase the Funds’ expenses and adversely affect Fund performance. The Investment Manager may seek reimbursement from the relevant broker, agent, or Subadviser, as determined by the Investment Manager from time to time, although there can be no assurance that the Investment Manager will seek such reimbursement or that the Funds will recover or be reimbursed for any amounts at issue.

(17) Forward Commitments

Certain Funds may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities (“forward commitments”) if the Fund segregates liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to the amount of the Fund’s commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

(18) Illiquid Securities, Private Placements and Certain Unregistered Securities

Certain Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If a Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its NAV, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. Subject to these limitations, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if the Fund reasonably expects the investment cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The price a Fund’s portfolio may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (defined infra), have designated the Investment Manager to administer the Funds’ LRMP and the Investment Manager has formed a Liquidity Risk Management Committee to which it has delegated responsibilities for the ongoing operation and management of the LRMP. Under the LRMP, the Investment Manager assesses, manages, and periodically reviews the Funds’ liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds. The liquidity of the Funds’ portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price that a Fund believes represents the security’s value should the Fund wish to sell the security. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(19) Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another eligible fund in the AMG Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another eligible fund in the AMG Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

(20) Investment Company Securities

The Funds may invest some portion of their assets in shares of other investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds (including money market funds) and closed-end funds, to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Investment Manager and Subadviser to a Fund will consider such fees in determining whether to invest in other investment companies. A Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investments in a closed-end investment company may require the payment of a premium above the NAV of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their NAV per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). Pursuant to rules adopted by the SEC, a Fund may invest in excess of the Limitation if the Fund and the investment company in which the Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Certain of these conditions do not apply if the Fund is investing in shares issued by affiliated funds. In addition, a Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

(21) Mortgage Related Securities

Mortgage-related securities include collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMIC Certificates” or “REMICs”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government-related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, which generally holds mortgages or mortgage-related securities. There are different classes of CMOs and REMIC Certificates, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs or REMIC Certificates in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (“Z Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (“PAC Certificates”), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

One or more tranches of a CMO or a REMIC Certificate (collectively, “floating-rate CMOs”) may have coupon rates which reset periodically at a specified increment over an index. These floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime “caps” on the coupon rate. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared. The structure and performance of floating-rate tranches will vary widely as interest rates change.

Resets. The interest rates paid on the floating-rate CMOs in which a Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds Index, the National Monthly Median Cost of Funds, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the floating-rate CMOs in which a Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

CMOs and REMIC Certificates are subject to credit risk, interest rate risk and liquidity risk. Generally, CMOs and REMIC Certificates issued by U.S. government agencies and instrumentalities have lower credit risk than private label CMOs and REMIC Certificates because the underlying mortgages are either guaranteed by the U.S. government or carry an implicit guarantee of a government-

sponsored enterprise. Private label CMOs and REMIC Certificates may carry higher credit risk, depending on the underlying collateral. The degree of credit risk will be reflected in the credit rating of the security. Yields on private label CMOs and REMIC Certificates historically have been higher than the yields on CMOs and REMIC Certificates issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. The Funds will not invest in subordinated privately issued CMOs and REMIC Certificates. CMOs and REMIC Certificates have a high degree of interest rate risk. The value of a CMO and a REMIC Certificate will fluctuate more widely in response to interest rate changes than a standard debt security.

Liquidity risk is the risk that the investor will be unable to find a buyer interested in purchasing the security or willing to pay the desired price for the security. If a Fund has to sell the security before maturity, some of the principal could be lost. The markets for CMOs and REMIC Certificates, particularly private label CMOs and REMIC Certificates, at times may be very thin. A Fund’s ability to dispose of its positions in such securities will depend upon the degree of liquidity in the market for such securities. It is impossible to predict the degree of liquidity of such securities in the future.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance, including mishandling of documentation. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. A Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Stripped mortgage-backed securities not issued by Federal agencies will be treated by the Funds as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed by the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

Updates Regarding FNMA and FHLMC Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by a Fund.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” FHLMC and FNMA entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS,” in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of FHLMC and FNMA mortgage-backed securities. The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

A Fund’s ability to invest in UMBS to the same degree that the Fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain. While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including the Funds, to adapt to the issuance of UMBS. A Fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

Other Mortgage-Backed Securities. The Investment Manager or Subadviser anticipates that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Manager or Subadviser will, consistent with a Fund’s investment objective(s) and policies, consider making investments in such new types of mortgage-related securities.

Risks Associated with Mortgage-Related and other Asset-Backed Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which must pay a fixed rate of interest until maturity when the entire principal amount becomes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may comprise a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, a Fund may purchase certain options and options on futures contracts as described more fully above under “Derivative Instruments.”

Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During the periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many sub-prime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods.

(22) Municipal Obligations

Certain Funds may invest in many types of municipal bonds, including, but not limited to: general obligation bonds, revenue bonds, private activity and industrial development bonds, short-term municipal notes (including tax and revenue authorization notes), housing bonds and tax-exempt commercial paper. General obligation bonds are bonds issued by states, counties, cities, towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Private activity and industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from U.S. federal income tax. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing. Short-term municipal notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, and include tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Housing bonds are short- or long-term bonds issued by a local housing authority to finance short-term construction of typically low- or middle-income housing or long-term commitments for housing, plants, pollution control facilities, or similar projects. Tax-exempt (municipal) commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Investments in municipal bonds may result in liability for U.S. federal alternative minimum tax, for shareholders subject to such tax.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

A Fund’s investments in municipal securities is limited to those obligations that are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(23) Obligations of Domestic and Foreign Banks

Each Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(24) Participations

Certain Funds may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to a Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of a Fund may be subject to claims of the lead bank’s creditors. A Fund’s ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund’s limit on illiquid investments.

(25) Pooled Vehicles

The Funds may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the 1933 Act. TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. A Fund will incur transaction costs associated with such products and may be subject to the credit risk of the sponsoring entity.

(26) Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). Although publicly traded partnerships are generally taxable as corporations for U.S. federal income tax purposes, the Funds may invest in certain publicly traded partnerships, including master limited partnerships (“MLPs”), that qualify for treatment as partnerships for U.S. federal income tax purposes pursuant to certain limited exceptions under the Code. A Fund’s investments in such entities may be limited by the Fund’s intention to qualify as a regulated investment company and can bear on the Fund’s ability to qualify as such. See “Certain U.S. Federal Income Tax Matters.” Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid U.S. federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. A Fund will not acquire any interests in MLPs that are believed to expose the assets of a Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet certain U.S. federal income tax requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

(27) Real Estate Investment Trusts (“REITs”)

Certain Funds may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the favorable tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk. For U.S. federal income tax information regarding REIT investments, see “Certain U.S. Federal Income Tax Matters” below.

(28) Reverse Repurchase Agreements and Dollar Roll Agreements

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed-upon by the parties. The difference between the repurchase price and the original price is the reverse repurchase agreement rate, which reflects the interest rate in effect for the term of the agreement. The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund’s obligation to repurchase the securities. For the purposes of the 1940 Act, reverse repurchase agreements and dollar rolls can be viewed as the borrowing of money by a Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund. A Fund may only enter into reverse repurchase agreements up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed.

(29) Securities Lending

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s policies and restrictions. A Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, each Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment; however, the Funds’ securities lending agent has agreed to indemnify each Fund against loss on the investment of the cash collateral. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. While voting rights may pass with the loaned portfolio securities, to the extent possible, the loan will be recalled on a reasonable efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Funds’ securities lending agent.

(30) Short Sales

The Funds may engage in “short sales against the box,” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, a Fund arranges with a broker or other counterparty, which may be the Fund’s custodian, to borrow the security being sold short. A Fund must deposit with or for the benefit of the broker or other counterparty collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security, so that the total of the amounts deposited with the broker or other counterparty is equal to the current value of the securities sold short. In addition, a Fund must pay the broker or other counterparty any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement or taking the security the Fund otherwise holds and delivering it to the broker or other counterparty. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A Fund may also engage in short sales “not against the box,” which are generally short sales of securities in which the Fund does not currently hold a long position. Short sales that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Similar to short sales against the box, short sales not against the box theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions (including short positions acquired through swaps). In addition, the U.S. and other non-U.S. jurisdictions (such as the EU and the UK) where a Fund may trade may have reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the investment adviser’s ability to implement its investment strategy. In particular, it could make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund, forcing the Fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could materially decrease. Such events could make a Fund unable to execute its investment strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may limit a Fund’s ability to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

(31) Special Purpose Acquisition Companies

The Funds may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale. SPACs are subject to increasing scrutiny and potential legal challenges and/or regulatory developments may limit their effectiveness or prevalence (for example, the SEC recently adopted additional disclosure and other rules that apply to SPACs).

(32) Stripped Securities

Stripped Securities (“STRIPS”) are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive all of the principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund’s yield to maturity to the extent it invests in IOs.

Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by S&P or Moody’s, respectively. These risks (and potential benefits), as described in “Derivatives Risk” in the Prospectus, will be managed by investing in a variety of such securities and by using certain hedging techniques. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Interest-only STRIPS may be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently in relation to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund’s NAV from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund’s overall performance may be less than if the Fund had not purchased the STRIPS.

The determination of whether certain IO and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the SEC. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund’s net assets.

In addition to STRIPS issued by the U.S. Government, its agencies or instrumentalities, the Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, each Fund will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(33) Temporary Defensive Positioning

The investments and strategies described throughout the Prospectus are those the Subadviser intends to use under normal circumstances. When the Subadviser determines that market or other conditions warrant, a Fund may invest up to 100% of its assets in money market instruments or hold U.S. dollars. When a Fund is investing for temporary or defensive purposes, it is not pursuing its investment objective(s).

(34) Trust Originated Preferred Securities

Certain Funds may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to the Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

(35) U.S. Treasury and Government Securities and Securities of International Organizations

The Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Funds may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the FHLMC, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the FNMA, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. Such securities may involve increased risk, including loss of principal and interest, compared to government debt securities that are backed by the full faith and credit of the U.S. Treasury.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), are not U.S. government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

(36) Unit Investment Trusts

A Unit Investment Trust (“UIT”) is a type of investment company. Investments in UITs are subject to regulations limiting a Fund’s acquisition of investment company securities. Standard and Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor’s 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor’s MidCap 400 Index, respectively.

The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to the risks, involved in the writing of options on securities, described above under “Derivative Instruments—Options.”

Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

(37) Unit Trusts

Unit trusts are pooled investment vehicles located outside the United States that are operated similarly to mutual funds in the United States. In a unit trust, an asset management firm solicits a pool of capital from investors by issuing a specific quantity of shares and uses the capital for professional investments. An investment in units of a unit trust is subject to risks similar to those applicable to an investment in an open-end mutual fund, including that market risk, which is the risk that the market value of the trust’s investments could decline as a result of business, economic, political or other factors, resulting in a decline in the trust’s NAV. When a Fund invests in units of a unit trust, shareholders of the Fund bear their proportionate share of the trust’s fees and expenses, as well as their share of the Fund’s fees and expenses. In addition, an investment in units of a unit trust is subject to general foreign securities risks, including currency risk, and may be less liquid than an investment in a U.S. mutual fund.

(38) Variable and Floating Rate Securities

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(39) Warrants and Rights

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If the price of the underlying securities does not rise above the exercise price before the date of expiration of a warrant or right, or if a warrant or right is not otherwise exercised by the date of its expiration, a Fund would lose its entire investment in such warrant or right.

(40) When-Issued, Delayed-Delivery and To-Be-Announced Securities

Certain Funds may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the daily value of the securities when determining its NAV, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

If a Fund chooses to dispose of the right to acquire a when-issued or delayed-delivery security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued and delayed-delivery transactions may allow a Fund to hedge against changes in interest rates.

In addition, certain Funds may purchase or sell securities, including mortgage-backed securities, in the to-be-announced (“TBA”) market. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.

Proposed Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market that would, if implemented, require a Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. If those rules are implemented, the required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

(41) Zero Coupon Securities

Certain Funds may invest in zero coupon securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, including at times when it is not advantageous to do so, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

Additional Risks

Market Disruption and Geopolitical Risk

The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 pandemic, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

The impact of COVID-19 and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crisis could cause significant market volatility and declines in global financial markets and may affect adversely the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. A global pandemic or other widespread health crisis could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The foregoing could impair a Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.

Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s investments. The UK left the EU on January 31, 2020 (commonly referred to as “Brexit”). During an 11-month transition period, the UK and the EU agreed to a Trade and Cooperation Agreement that sets out the agreement for certain parts of the future relationship between the EU and the UK from January 1, 2021. The Trade and Cooperation Agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services (and such an agreement on financial services may never be concluded). Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU.

Beginning on January 1, 2021, EU laws ceased to apply in the UK. Many EU laws are assimilated into UK law and continue to apply in the UK; however, the UK government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that apply in the UK, with a view to those laws being replaced by purely domestic legislation. The process of revoking EU laws and replacing them with bespoke UK laws has already begun. It is impossible to predict the consequences of these amendments on the Funds and their investments. Such changes could be materially detrimental to investors.

Although one cannot predict the full effect of Brexit, it could have a significant adverse impact on the UK, European and global macroeconomic conditions and could lead to prolonged political, legal, regulatory, tax and economic uncertainty. This uncertainty is likely to continue to impact the global economic climate and may impact opportunities, pricing, availability and cost of bank financing; regulation; values; or exit opportunities of companies or assets based, doing business, or having service or other significant relationships in, the UK or the EU, including companies or assets held or considered for prospective investment by a Fund.

The London Interbank Offered Rate (“LIBOR”) had been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Funds invest may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. Issuers of instruments in which the Funds invest may have also historically obtained financing at floating rates based on LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants as a result of benchmark reforms, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop (e.g., the Secured Overnight Financing Rate (“SOFR”) for USD-LIBOR). While the transition from LIBOR has been substantially completed, there remain residual risks associated with the transition that may impact markets or particular investments and, as such, the full impact of the transition on the Funds or the financial instruments in which the Funds invest cannot yet be fully determined.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a relatively limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates. There can also be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Funds.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the EU regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into UK law by virtue of the EU (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at disadvantageous times. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Recent technological developments in, and the increasingly widespread use of, artificial intelligence (“AI”), including machine learning technology and generative AI, may pose risks to the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of a Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Investment Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Investment Manager, the Subadviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Funds may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. The use of AI and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. While the Investment Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Funds rely on third-party service providers for many of their day-to-day operations, and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. Any problems relating to the performance and effectiveness of security procedures used by the Funds or third-party service providers to protect the Funds’ assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a Fund. The Investment Manager does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Investment Manager or the Funds. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Diversification Requirements for the Funds

Each Fund, with the exception of the Focused Absolute Value Fund, intends to meet the diversification requirements of the 1940 Act as in effect from time to time. Currently under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. A fund that is non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Fundamental Investment Restrictions of AMG River Road Small Cap Value Fund

The Fund may:

(1) Borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(2) Lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Fund may not (except as noted):

(1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

(5) Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

(6) Purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon in accordance with the Fund’s investment objectives and policies.

(7) Make investments in securities for the purpose of exercising control.

(8) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

(9) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(10) Invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

With respect to limitation (6) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Fundamental Investment Restrictions of AMG River Road Dividend All Cap Value Fund and AMG River Road Small-Mid Cap Value Fund

Each Fund may:

(1) Borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(2) Lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Each Fund may not (except as noted):

(1) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund’s investment objectives and policies.

(5) Make investments in securities for the purpose of exercising control.

(6) Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer.

(7) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(8) Invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

(9) Except for AMG River Road Dividend All Cap Value Fund: As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer.

With respect to limitation (4) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Fundamental Investment Restrictions of AMG River Road Focused Absolute Value Fund

The Fund may:

(1) Borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Fund may not (except as noted):

(1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

(5) Make loans, except as permitted by the 1940 Act, rules and regulations thereunder and any applicable exemptive relief.

(6) Purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

Fundamental Investment Restrictions of AMG River Road Mid Cap Value Fund

The Fund may:

(1) Borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(2) Lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

The Fund may not (except as noted):

(1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

(5) Purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon in accordance with such Fund’s investment objectives and policies.

(6) Make investments in securities for the purpose of exercising control.

(7) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

(8) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(9) Invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

With respect to limitation (5) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Non-Fundamental Investment Restrictions of Funds Other Than AMG River Road Mid Cap Value Fund

The following restrictions are designated as non-fundamental with respect to each Fund other than AMG River Road Mid Cap Value Fund and may be changed by the Trustees without shareholder approval.

(1) Except as otherwise provided in a Fund’s Prospectus or in this SAI, a Fund will only purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 20% of that Fund’s total assets.

(2) Except as otherwise provided in a Fund’s Prospectus or in this SAI, a Fund will only purchase put options to the extent that the premiums paid on all outstanding put options do not exceed 20% of that Fund’s total assets.

(3) Except as otherwise provided in a Fund’s Prospectus or in this SAI, with regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

(4) Each Fund will limit investments in securities of issuers which a Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of a Fund’s total assets, excluding restricted securities eligible for resale pursuant to Rule 144A or Regulation S under the 1933 Act, that have been deemed to be liquid pursuant to guidelines adopted by the Board. Securities of foreign issuers that are restricted as to resale in the U.S., but are freely tradable in their local market, are not subject to this restriction.

Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio when the Fund believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. A higher degree of portfolio activity may increase brokerage costs to a Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for each Fund for the fiscal years ended October 31, 2024 and October 31, 2025 were as follows:

All Cap Value Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2024	26%
October 31, 2025	38%

Focused Absolute Value Fund

Period/Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2024	86%
October 31, 2025	92%

Mid Cap Value Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2024	77%
October 31, 2025	93%

Small-Mid Cap Value Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2024	42%
October 31, 2025	36%

Small Cap Value Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2024	42%
October 31, 2025	42%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of a Fund. Each Fund will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month by posting this information on the Fund’s website. The Chief Compliance Officer of the Trust may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. In addition, each Fund (i) may disclose the top 10 portfolio holdings at any time following the disclosure of portfolio holdings, and (ii) may disclose statistical information regarding such Fund’s portfolio allocation characteristics on or about 10 business days after each month-end, or may disclose such information if it is derived from publicly available portfolio holdings, in each case, by posting the information on the Fund’s website. Non-public portfolio holdings may also be disclosed by a Fund or its duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of borrowing facilities, if (i) the Chief Compliance Officer of the Trust has made a determination that the disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Fund; and (ii) the recipient has been informed in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Trust has arrangements with the persons indicated below to make available information about a Fund’s portfolio securities. The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with the release of information relating to a Fund’s portfolio holdings.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadviser; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the custodian and securities lending agent (The Bank of New York Mellon); financial printer (Donnelley Financial Solutions); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadviser and the custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm on an annual basis in connection with the annual audit of the Funds’ financial statements and to the Funds’ financial printer on a quarterly basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants, fair valuation services and other service providers: Lipper, Inc., Morningstar, Inc., ICE Data Services, FactSet Research Systems Inc., Bloomberg L.P., Institutional Shareholder Services Inc., Davison, Dietsch & McCarthy, Inc., Seismic Professional Services, eVestment Alliance, LLC, HedgeMark Risk Analytics, LLC, Confluence Technologies, Inc., and VATIT USA Inc. (d/b/a WTax). The Funds may disclose non-public current portfolio holdings information to ICE Data Services on a monthly basis for valuation purposes, to FactSet Research Systems Inc. on a daily basis for portfolio holdings analysis, to Institutional Shareholder Services Inc. on a daily basis for proxy voting and class action processing purposes, to Davison, Dietsch, & McCarthy, Inc. and Seismic Professional Services on a quarterly basis for services related to Fund marketing materials, to eVestment Alliance, LLC on a quarterly basis for services related to Fund marketing, to HedgeMark Risk Analytics, LLC on a daily basis for liquidity classification services, to Confluence Technologies, Inc. on a monthly basis in connection with regulatory filings and on a daily basis for services related to Rule 18f-4, and to VATIT USA Inc. (d/b/a WTax) on a daily basis for tax services relating to foreign securities. The Funds also provide current portfolio holdings information to Lipper, Inc., Morningstar, Inc., Bloomberg L.P. and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

There is no stated term of office for Trustees. Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). Eric Rakowski serves as the Independent Chairman of the Board of Trustees.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jill R. Cuniff YOB: 1964	Trustee since 2023	Retired (2016- Present); Member of Board of Governors and Investment Committee, Montana State University Alumni Foundation (2015-2021, 2023-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009)	39	Director of Harding, Loevner Funds, Inc. (6 portfolios) (2018-Present).	Significant experience as a board member of mutual funds; significant business experience as president of executive teams; experience with institutional and retail distribution; experience as a co-portfolio manager.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Kurt A. Keilhacker YOB: 1963	Trustee since 2014; Chairman of the Audit Committee since 2020	Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-2024)	39	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Peter W. MacEwen YOB: 1964	Trustee since 2023	Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007)	39	Trustee, John Hancock Comvest Private Income Fund (2023- Present)	Significant experience in the financial services industry, including as a senior executive of an S&P 500 asset management firm where responsibilities included: corporate finance and capital raising; strategy development and execution; internal audit and risk management; and oversight of global operations.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Eric Rakowski YOB: 1958	Trustee since 2010; Independent Chairman of the Board of Trustees since 2017; Chairman of the Governance Committee since 2017	Professor of Law (Emeritus), University of California at Berkeley School of Law (1990-Present)	39	Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Funds II (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee, John Hancock Comvest Private Income Fund (2023-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Victoria L. Sassine YOB: 1965	Trustee since 2014	Trustee, University of California San Diego School of Business (2025-Present); Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-2025); Chairperson, Board of Directors, Business Management Associates (2018-2019)	39	None	Significant board experience, including as a board member of private companies; finance experience in strategic financial and operation management positions in a variety of industries; audit and tax experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive). Current adjunct professor of finance.

Interested Trustee

Mr. Weston is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	Experience, Qualifications, Attributes, Skills for Board Membership
Garret W. Weston YOB: 1981	Trustee since 2021	Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Global Strategic Partnerships (2025-Present), Managing Director, Head of Affiliate Product Strategy and Development (2023-2025); Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006)	39	None	Significant senior leadership role within AMG across a number of areas, including past responsibilities for the AMG Funds business and other distribution related activities, as well as prior significant experience with AMG’s investments and relationships with its Affiliates. Prior to AMG, significant business, investment and corporate finance experience within the financial services industry.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the

SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Trust’s and the Investment Manager’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne YOB: 1958	Chief Operating Officer since 2016; President, Chief Executive Officer and Principal Executive Officer since 2018	Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG ETF Trust and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG ETF Trust and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Thomas G. Disbrow YOB: 1966	Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer since 2017	Managing Director, Platform and Operations, AMG Funds LLC (2025-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-2025); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)

Mark J. Duggan YOB: 1965	Secretary and Chief Legal Officer since 2015	Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Patrick J. Spellman YOB: 1974	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2022	Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG ETF Trust, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

John A. Starace YOB: 1970	Deputy Treasurer since 2017	Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

Maureen M. Kerrigan YOB: 1985	Assistant Secretary since 2016	Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG ETF Trust, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2025	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies Beneficially Owned as of December 31, 2025
Independent Trustees: Jill R. Cuniff Kurt A. Keilhacker Peter W. MacEwen Eric Rakowski Victoria L. Sassine	None None None None $50,001 to $100,000	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000
Interested Trustee: Garret W. Weston	None	Over $100,000

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of AMG Funds IV (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of six Trustees, five of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in supervising the operations of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

AMG Funds IV has retained AMG Funds LLC as the Funds’ investment adviser and administrator. The Investment Manager is responsible for the Funds’ overall administration and operations, including management of the risks that arise from the Funds’ investments and operations. Employees of the Investment Manager serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by the Investment Manager, the Funds’

other service providers, and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on the Investment Manager’s risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Subadviser and the Investment Manager’s investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of the Investment Manager regarding the Investment Manager’s general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Kurt A. Keilhacker serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or recordkeeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met three times during the fiscal year ended October 31, 2025.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Eric Rakowski serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Funds; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Governance Committee met two times during the fiscal year ended October 31, 2025.

Trustees’ Compensation

For their services as Trustees of the Trust and other funds within the AMG Fund Complex for the fiscal year ended October 31, 2025, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jill R. Cuniff	$25,859	$273,264
Kurt A. Keilhacker(c)	$28,424	$392,198
Peter W. MacEwen	$25,859	$273,264
Steven J. Paggioli(d)	$25,859	$252,000
Eric Rakowski(e)	$31,503	$446,264
Victoria L. Sassine	$25,859	$391,264
Interested Trustee:
Garret W. Weston	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2025. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)

Total compensation includes compensation paid during the 12-month period ended October 31, 2025 for services as a Trustee to any fund currently in the AMG Fund Complex. As of October 31, 2025, Mr. Paggioli served as a trustee to 35 funds in the AMG Fund Complex, each of Mr. MacEwen and Ms. Cuniff served as a trustee to 37 funds in the AMG Fund Complex, and each of Messrs. Keilhacker, Rakowski and Weston and Ms. Sassine served as a trustee or director to 39 funds in the AMG Fund Complex.

(c)	Mr. Keilhacker receives an additional $25,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.
(d)	Mr. Paggioli retired from the Board effective October 31, 2025.
(e)	Mr. Rakowski receives an additional $55,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 30, 2026, the following persons and/or entities owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund.

All Cap Value Fund

Class I

Name and Address	Percentage Ownership
Raymond James	38.74%
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, Florida 33716
National Financial Services Corp.	25.32%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310
Charles Schwab & Co. Inc.	14.20%
Special Custody Account
For the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122

Class N

Name and Address	Percentage Ownership
National Financial Services Corp.	59.99%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310
Charles Schwab & Co. Inc. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	22.28%

Class Z

Name and Address	Percentage Ownership
Empower Trust	81.60%
FBO Empower Benefit Plans
8515 East Orchard Road 2T2
Greenwood Village, Colorado 80111
BNYM I S Trust Co. Cust Roth IRA FBO	8.56%
Pradeep Y. Naik
732 North Lenore Street
Addison, Illinois 60101-2621

Focused Absolute Value Fund

Class I

Name and Address	Percentage Ownership
Reliance Trust Company*	48.46%
FBO Chicago SRD INSVA
P.O. Box 788446
Atlanta, Georgia 30357
National Financial Services Corp.*	40.26%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310

Class N

Name and Address	Percentage Ownership
National Financial Services Corp.	41.10%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310
Charles Schwab & Co. Inc.	37.44%
Special Custody Account
For the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122

Raymond James	9.98%
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, Florida 33716
BNYM I S Trust Co. Cust Rollover IRA	6.33%
Robert H. Richards
1555 Finch Avenue East, Apt. 2303
Toronto, Ontario
Canada M2J 4X9

Class Z

Name and Address	Percentage Ownership
Empower Trust	97.41%
FBO Empower Benefit Plans
8515 East Orchard Road 2T2
Greenwood Village, Colorado 80111

Mid Cap Value Fund

Class I

Name and Address	Percentage Ownership
National Financial Services Corp.	25.89%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310
Maril & Co. FBO 70	17.91%
c/o Reliance Trust Company WI
Attn: MF
4900 West Brown Deer Road
Milwaukee, Wisconsin 53223
Charles Schwab & Co. Inc.	17.61%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122
Empower Trust	8.42%
FBO Emblem Health Services Company LLC
8515 East Orchard Road 2T2
Greenwood Village, Colorado 80111

Class N

Name and Address	Percentage Ownership
National Financial Services Corp.	21.82%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310
Charles Schwab & Co. Inc.	17.84%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122
Voya Retirement Insurance and Annuity Company	11.95%
1 Orange Way
Windsor, Connecticut 06095-4774
UMB Bank N/A FBO	10.21%
Fiduciary for Tax Deferred Accounts
1 Security Benefit Place
Topeka, Kansas 66636-0001
Morgan Stanley Smith Barney LLC	7.31%
For the Exclusive Benefit of Its Customers
1 New York Plaza, Floor 12
New York, New York 10004-1901

Class Z

Name and Address	Percentage Ownership
John Hancock Life Insurance Co. USA	65.85%
Attn: JHRPS Trading Ops ST6
200 Berkeley Street
Boston, Massachusetts 02116-5010
John Hancock Life Insurance Company	5.04%
of New York
Attn: JHRPS Trading Ops ST6
200 Berkeley Street
Boston, Massachusetts 02116-5010

Small-Mid Cap Value Fund

Class I

Name and Address	Percentage Ownership
National Financial Services Corp.	28.42%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310

Charles Schwab & Co. Inc.	27.39%
Special Custody Account
For the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122
Raymond James	9.38%
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, Florida 33716
SEI Private Trust Company	5.92%
c/o Legacy Trust
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	46.45%
Special Custody Account
For the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122
National Financial Services Corp.	14.03%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310
Lincoln Retirement Services Company	11.44%
(FBO) Athena Healthcare Association 401(k)
P.O. Box 7876
Fort Wayne, Indiana 46801-7876
Merrill Lynch Pierce Fenner & Smith Inc.	11.24%
For the Sole Benefit of its Customers
Attn: Service Team
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, Florida 32246

Class Z

Name and Address	Percentage Ownership
SEI Private Trust Company	66.03%
c/o Regions Bank
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
SEI Private Trust Company	23.56%
c/o Truist
Attn: Mutual Fund Admin
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
Capinco	5.52%
c/o US Bank NA
1555 N Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Small Cap Value Fund

Small Cap Value Fund

Class I

Name and Address	Percentage Ownership
Raymond James	22.28%
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, Florida 33716
National Financial Services Corp.	20.40%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310
Charles Schwab & Co. Inc.	19.25%
Special Custody Account
For the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122
SEI Private Trust Company	9.44%
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, Pennsylvania 19456
Pershing LLC	8.62%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	49.39%
Special Custody Account
For the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122
National Financial Services Corp.	40.65%
(FBO) Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310

Class Z

Name and Address	Percentage Ownership
National Financial Services LLC	41.69%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Department, 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310
Saxon & Co.	20.63%
P.O. Box 94597
Cleveland, Ohio 44101
State Street Bank Trustee and/or Custodian	11.23%
FBO ADP Access Product
1 Lincoln Street
Boston, Massachusetts 02111-2901
Ascensus Trust Company	9.09%
FBO LCG Associates, Inc. 401(k) Plan 2 P.O. Box 10758 Fargo, North Dakota 58106

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of January 30, 2026, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of January 30, 2026, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Management Ownership

As of January 31, 2026, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadviser

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to each Fund. The Investment Manager also serves as administrator of the Funds and carries out the daily administration of the Trust and the Funds. The Investment Manager’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms. AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as distributor of the Funds. The Distributor’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

Effective as of October 1, 2016, Aston, the former investment adviser to the Funds and an indirect, wholly owned subsidiary of AMG, merged with and into the Investment Manager, with the Investment Manager becoming the investment manager to the Funds.

The assets of each Fund are managed by a Subadviser selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager recommends Subadvisers for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadviser’s skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadviser, and the Investment Manager does not expect to make frequent changes of Subadvisers. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating subadvisers for individuals and institutional investors.

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because River Road Asset Management, LLC (“River Road”) is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by the Subadviser.

The Subadviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund’s investment objective(s), policies and restrictions. Generally, the services that the Subadviser provides to the Funds are limited to asset management and related recordkeeping services.

The Subadviser or an affiliated broker-dealer may execute portfolio transactions for the Funds and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Subadviser participates. For underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

The Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory or other accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds pursuant to an investment management agreement with the Trust (the “Investment Management Agreement”). The Investment Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisers to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Subadviser (each a “Subadvisory Agreement” and collectively the “Subadvisory Agreements”).

Effective as of October 1, 2016, in connection with the merger of Aston with and into the Investment Manager, the Investment Manager, as Aston’s legal successor, replaced Aston as a party to the Investment Management Agreement and the Subadvisory Agreement between the Investment Manager and the Subadviser with respect to the All Cap Value Fund, the Focused Absolute Value Fund, the Small-Mid Cap Value Fund, and the Small Cap Value Fund.

Under the Investment Management Agreement, the Investment Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Investment Management Agreement between the Trust and the Investment Manager may be terminated with respect to a Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days’ written notice to the Investment Manager. The Investment Manager may also terminate its advisory relationship with respect to a Fund upon 60 days’ written notice to the Trust. The Investment Management Agreement terminates automatically in the event of its assignment.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for the following advisory services:

•	manage the investment and reinvestment of the assets of the Funds,

•	continuously review, supervise and administer the investment program of the Funds,

•	determine in its discretion, the assets to be held uninvested,

•	provide the Trust with records concerning the Investment Manager’s activities which are required to be maintained by the Trust, and

•	render regular reports to the Trust’s officers and Board concerning the Investment Manager’s discharge of the foregoing responsibilities.

The Investment Manager shall discharge the foregoing responsibilities subject to the oversight of the Trust’s officers and the Board and in compliance with the objectives, policies and limitations set forth in the Trust’s then-effective prospectus and SAI.

With respect to each Fund, the Investment Management Agreement provides for an initial term of two years and thereafter continues in effect for the Fund from year to year, so long as its continuation is approved at least annually by (i) the Board or (ii) the vote of a majority of the outstanding voting securities of the applicable Fund; and in either event by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party in the matter provided in Section 15(c) of the 1940 Act.

The Investment Management Agreement with the Investment Manager also provides that the Investment Manager shall have the authority, subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more Subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any Subadvisers so selected pursuant to a “manager-of-managers” structure.

Under the Subadvisory Agreements between the Investment Manager and the Subadviser for each Fund, the Subadviser manages a portfolio of the Fund, selects investments and places all orders for purchases and sales of that Fund’s securities, subject to the general oversight of the Board and the Investment Manager. In addition, except as may otherwise be prohibited by law or regulation, the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

The Subadvisory Agreement with respect to the All Cap Value Fund, the Focused Absolute Value Fund, the Small-Mid Cap Value Fund and the Small Cap Value Fund provides that neither the Subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or the Investment Manager for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties under the Subadvisory Agreement except for liability resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadvisory Agreement. The Subadvisory Agreement with respect to the Mid Cap Value Fund provides that neither the Subadviser nor its officers, directors, employees, agents or legal representatives shall be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

Each Subadvisory Agreement provides for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law. The Subadvisory Agreement with respect to the All Cap Value Fund, the Focused Absolute Value Fund, the Small-Mid Cap Value Fund and the Small Cap Value Fund will be terminated without the payment of any penalty upon termination of the Investment Management Agreement by either party thereto (accompanied by simultaneous notice to the Subadviser) or upon ten days’ written notice to the Subadviser that the Trustees of the Trust, the Investment Manager or the shareholders by vote of a majority of the outstanding voting securities of the applicable Fund, as provided by the 1940 Act, have terminated the Subadvisory Agreement, or upon sixty days’ written notice from the Subadviser to the Investment Manager and the Trust. The Subadvisory Agreement with respect to the Mid Cap Value Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party. Each Subadvisory Agreement terminates automatically in the event of its assignment.

For the services provided pursuant to each Subadvisory Agreement, the Investment Manager pays the Subadviser a fee computed daily and payable monthly.

Under each Subadvisory Agreement, the Subadviser manages all of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objective(s), policies, and investment restrictions. The Subadviser provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by the Subadviser to its Fund will not be exclusive under the terms of the Subadvisory Agreements, and the Subadviser will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising the Subadviser, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the Subadviser of its obligations to a Fund, including without limitation analysis and review of portfolio and other compliance matters and a review of the Subadviser’s investment performance in respect of a Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement with the Subadviser and annual consideration of each Subadvisory Agreement thereafter;

•	prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of the Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law.

Each Fund pays all expenses not borne by the Investment Manager or Subadviser including, but not limited to, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, administrators, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund except as otherwise determined by the Trustees; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Trust who are not officers, employees or directors of the Investment Manager or its affiliates, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto.

The Trust may rely on an exemptive order from the SEC that permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into subadvisory agreements with unaffiliated subadvisers (and, with respect to the Mid Cap Value Fund, affiliated subadvisers) approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Board of Trustees but without shareholder approval, to hire new unaffiliated subadvisers (and, with respect to the Mid Cap Value Fund, affiliated subadvisers) for the Funds, change the terms of a subadvisory agreement for an unaffiliated subadviser (or, with respect to the Mid Cap Value Fund, an affiliated subadviser), or continue the employment of an unaffiliated subadviser (or, with respect to the Mid Cap Value Fund, an affiliated subadviser) after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of such subadviser. In addition, with respect to the Mid Cap Value Fund, subject to approval by the SEC of an amendment to the Fund’s exemptive order, the Fund may disclose fees paid to subadvisers on an aggregate, rather than individual, basis. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a subadviser to the Funds without approval of the Board of Trustees and, to the extent required by the 1940 Act, shareholder approval. Except with respect to the Mid Cap Value Fund, affiliated subadvisers selected by the Investment Manager are subject to shareholder approval.

Compensation of the Investment Manager and the Subadviser

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, at the annual rates included in the table below, which is computed daily as a percentage of the value of the average daily net assets of the applicable Fund and may be paid monthly.

Fund	Investment Management Fee
All Cap Value Fund	0.50%
Focused Absolute Value Fund	0.60%
Mid Cap Value Fund	0.56%
Small-Mid Cap Value Fund	0.75%
Small Cap Value Fund	0.80%

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreements, the Investment Manager has agreed to pay the Subadviser a portion of the investment management fee (net of all mutually agreed-upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadviser manages. The fee paid to the Subadviser is paid out of the fee the Investment Manager receives from a Fund and does not increase a Fund’s expenses.

Investment Management Fees Paid by the Funds. Investment management fees paid to the Investment Manager by each Fund for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 are as follows. The Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary waiver or reimbursement by the Investment Manager may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager.

Fund	Total	Waived/ Reimbursed*	Net
All Cap Value Fund
Fiscal Year Ended October 31, 2025	$362,236	$0	$362,236
Fiscal Year Ended October 31, 2024	$696,724	$0	$696,724
Fiscal Year Ended October 31, 2023	$1,463,990	$0	$1,463,990
Focused Absolute Value Fund
Fiscal Year Ended October 31, 2025	$301,850	$0	$301,850
Fiscal Year Ended October 31, 2024	$289,960	$0	$289,960
Fiscal Year Ended October 31, 2023	$335,713	$0	$335,713
Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$1,921,007	$0	$1,921,007
Fiscal Year Ended October 31, 2024	$1,923,753	$0	$1,923,753
Fiscal Year Ended October 31, 2023	$1,794,097	$0	$1,794,097
Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$2,528,041	$0	$2,528,041

Fund	Total	Waived/ Reimbursed*	Net
Fiscal Year Ended October 31, 2024	$2,250,580	$0	$2,250,580
Fiscal Year Ended October 31, 2023	$1,979,853	$0	$1,979,853
Small Cap Value Fund
Fiscal Year Ended October 31, 2025	$8,706,894	$0	$8,706,894
Fiscal Year Ended October 31, 2024	$8,114,815	$0	$8,114,815
Fiscal Year Ended October 31, 2023	$7,024,552	$0	$7,024,552

*

As further described under “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below, an investor may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”). The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager that compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services. The Investment Manager has voluntarily agreed to waive or reimburse a portion of its management fee in the amount of the cash payments it receives under these agreements, amounts which are reflected in the table as amounts waived/reimbursed. Any such voluntary waiver or reimbursement is not recoverable by the Investment Manager from a Fund under the expense limitations described under “Expense Limitations” below. See “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below for more information on the JPMorgan Fund and the Service Agreement and Supplemental Payment Agreement.

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager to the Subadviser for subadvisory services with respect to each Fund for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 are as follows. The Subadviser may voluntarily agree to waive or reimburse a portion of its subadvisory fee from time to time. Any voluntary waiver or reimbursement by the Subadviser may be terminated or reduced in amount at any time and solely in the discretion of the Subadviser.

All Cap Value Fund
Fiscal Year Ended October 31, 2025	$217,342
Fiscal Year Ended October 31, 2024	$418,035
Fiscal Year Ended October 31, 2023	$878,394

FocusedAbsolute Value Fund
Fiscal Year Ended October 31, 2025	$176,079
Fiscal Year Ended October 31, 2024	$169,143
Fiscal Year Ended October 31, 2023	$195,833

Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$1,132,022
Fiscal Year Ended October 31, 2024	$1,133,640
Fiscal Year Ended October 31, 2023	$1,057,236

Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$1,432,556
Fiscal Year Ended October 31, 2024	$1,275,329
Fiscal Year Ended October 31, 2023	$1,121,916

Small Cap Value Fund
Fiscal Year Ended October 31, 2025	$4,897,628
Fiscal Year Ended October 31, 2024	$4,564,583
Fiscal Year Ended October 31, 2023	$3,951,311

Expense Limitations

From time to time, the Investment Manager may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and certain other fees it would otherwise be entitled to receive from a Fund and/or pay or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or pay or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Investment Manager or Subadviser of all or a portion of the fees it would otherwise be entitled to receive from the Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The tables below and, if applicable, the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Funds’ Prospectus reflect the impact of a Fund’s contractual expense limitations, if any, in effect during the periods shown. In general, for a period of up to 36 months after the date any amounts are paid, waived, or reimbursed by the Investment Manager pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover such amounts from the Fund provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the Funds’ Prospectus) to exceed either (i) the expense limitation in effect at the time such amounts were paid, waived or reimbursed, or (ii) the expense limitation in effect at the time of such repayment by the Fund. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective.

All fees waived and/or expenses reimbursed to (or repayments by) each Fund for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 are set forth in the table below.

All Cap Value Fund
Fiscal Year Ended October 31, 2025	$102,960
Fiscal Year Ended October 31, 2024	$177,037
Fiscal Year Ended October 31, 2023	$132,074

Focused Absolute Value Fund
Fiscal Year Ended October 31, 2025	$95,062
Fiscal Year Ended October 31, 2024	$97,960
Fiscal Year Ended October 31, 2023	$89,807

Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$94,315
Fiscal Year Ended October 31, 2024	$120,397
Fiscal Year Ended October 31, 2023	$79,604

Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$0
Fiscal Year Ended October 31, 2024	$0
Fiscal Year Ended October 31, 2023	$0

Small Cap Value Fund
Fiscal Year Ended October 31, 2025	$0
Fiscal Year Ended October 31, 2024	$0
Fiscal Year Ended October 31, 2023	$0

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an administration agreement between the Trust and the Investment Manager. For more information about the administration agreement, see “Administrative Services” below.

Portfolio Managers of the Funds

Unless otherwise indicated, all information below is as of October 31, 2025.

AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund

River Road Asset Management, LLC (“River Road”)

River Road has served as Subadviser to each of the All Cap Value Fund, the Focused Absolute Value Fund, the Small-Mid Cap Value Fund and the Small Cap Value Fund since the Fund’s inception. River Road has served as Subadviser to the Mid Cap Value Fund since March 2021. AMG holds an indirect, majority equity interest in River Road and River Road’s senior management team holds a substantial minority equity interest in River Road. As of December 31, 2025, River Road’s assets under management totaled approximately $9.9 billion.

Thomas S. Forsha, CFA, and Andrew R. McIntosh, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the All Cap Value Fund. R. Andrew Beck and J. Alex Brown are the portfolio managers jointly and primarily responsible for the day-to-day management of the Focused Absolute Value Fund. Matthew W. Moran, CFA and Daniel R. Johnson, CFA, CPA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Mid Cap Value Fund. J. Justin Akin, R. Andrew Beck, and Todd Mayberry are the portfolio managers jointly and primarily responsible for the day-to-day management of the Small-Mid Cap Value Fund and the Small Cap Value Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Thomas S. Forsha, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	4	$368	None	$0
Other Accounts	14	$91	None	$0

Portfolio Manager: Andrew R. McIntosh, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	4	$368	None	$0
Other Accounts	14	$91	None	$0

Portfolio Manager: R. Andrew Beck
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$1,399	None	$0
Other Pooled Investment Vehicles	9	$513	None	$0
Other Accounts	35	$2,804	2	$196

Portfolio Manager: Matthew W. Moran, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$1,135	None	$0
Other Pooled Investment Vehicles	6	$1,106	None	$0
Other Accounts	9	$60	None	$0

Portfolio Manager: Daniel R. Johnson, CFA, CPA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$1,135	None	$0
Other Pooled Investment Vehicles	6	$1,106	None	$0
Other Accounts	9	$60	None	$0

Portfolio Manager: J. Justin Akin
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$1,399	None	$0
Other Pooled Investment Vehicles	9	$513	None	$0
Other Accounts	32	$2,156	2	$196

Portfolio Manager: J. Alex Brown
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	3	$648	None	$0

Portfolio Manager: Todd Mayberry
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$1,399	None	$0
Other Pooled Investment Vehicles	9	$513	None	$0
Other Accounts	32	$2,156	2	$196

Potential Material Conflicts of Interest

The portfolio managers for each Fund manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Portfolio Manager Compensation

Compensation for portfolio managers includes an annual fixed base salary and an annual performance bonus. Portfolio manager performance assessments are based on pre-tax portfolio performance relative to the respective benchmark index (depending on portfolio objectives) typically over the one-, three-, five-, and seven-year/since inception periods (with the three- and five-year periods typically receiving the greatest emphasis). Qualitative consideration is given to overall performance at the investment business group level. Additionally, a firm score overlay, assessing organizational performance relative to stated tactical objectives, is applied to the performance bonus calculation. Achievement of ESG, CSR, and DEI initiatives is included in the firm overlay score. Portfolio managers are eligible for equity participation or participation in the firm’s deferred bonus incentive plan. All instances of equity participation are accompanied by an employment agreement with long-term incentives. Additionally, portfolio managers who contribute to the firm’s derived strategies are eligible to receive secondary bonus compensation associated with the derived strategy performance.

Portfolio Managers’ Ownership of Fund Shares

All Cap Value Fund

Mr. Forsha: Over $1,000,000

Mr. McIntosh: $500,001 to $1,000,000

Focused Absolute Value Fund

Mr. Beck: None*

Mr. Brown: $500,001 to $1,000,000

Mid Cap Value Fund

Mr. Moran: $10,001 to $50,000

Mr. Johnson: $100,001 to $500,000

Small-Mid Cap Value Fund

Mr. Akin: $100,001 to $500,000

Mr. Beck: $500,001 to $1,000,000

Mr. Mayberry: $100,001 to $500,000

Small Cap Value Fund

Mr. Akin: $500,001 to $1,000,000

Mr. Beck: Over $1,000,000

Mr. Mayberry: $100,001 to $500,000

*Over $1,000,000 is held in a no-fee separate account managed by River Road using the Focused Absolute Value® strategy, which is the same strategy utilized by River Road to manage the Focused Absolute Value Fund’s assets.

Proxy Voting Policies and Procedures

Proxies for each Fund’s portfolio securities are voted in accordance with the Subadviser’s proxy voting policies and procedures. The proxy voting policies and procedures for River Road are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available: (i) without charge, upon request, by calling (800) 548-4539; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, the Distributor and the Subadviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services

Effective October 1, 2016, the Investment Manager entered into an Amended and Restated Administration Agreement (the “Fund Administration Agreement”) with the Trust on behalf of each Fund. Under the Fund Administration Agreement, the Investment Manager also serves as administrator of each Fund and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Funds. For providing these services, each Fund pays the Investment Manager 0.15% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Investment Manager upon at least 60 days’ prior written notice to the Trust, and by the Trust upon at least 60 days’ prior written notice to the Investment Manager.

Fees paid by the Funds under the Fund Administration Agreement for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 are as follows.

All Cap Value Fund
Fiscal Year Ended October 31, 2025	$108,671
Fiscal Year Ended October 31, 2024	$209,017
Fiscal Year Ended October 31, 2023	$439,197

Focused Absolute Value Fund
Fiscal Year Ended October 31, 2025	$75,462
Fiscal Year Ended October 31, 2024	$72,490
Fiscal Year Ended October 31, 2023	$83,928

Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$514,555
Fiscal Year Ended October 31, 2024	$515,291
Fiscal Year Ended October 31, 2023	$480,562

Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$505,608
Fiscal Year Ended October 31, 2024	$450,116
Fiscal Year Ended October 31, 2023	$395,971

Small Cap Value Fund
Fiscal Year Ended October 31, 2025	$1,632,543
Fiscal Year Ended October 31, 2024	$1,521,528
Fiscal Year Ended October 31, 2023	$1,317,103

Distribution Arrangements

Under a Distribution Agreement between the Trust and the Distributor (the “Distribution Agreement”), the Distributor serves as the principal distributor and underwriter for the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangements discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Funds’ Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to the Distributor shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed-upon between the Distributor and the Investment Manager from time to time. The Distributor is not obligated to sell any specific amount of shares of the Funds.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement remains in effect for one year from the date of its execution and thereafter from year to year, provided that each such continuance is specifically approved at least annually (i) by vote of the Trustees of the Trust and (ii) by vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any plan adopted by the Trust under Rule 12b-1 under the 1940 Act, cast in person at a meeting called for the purpose of voting on the Distribution Agreement.

For sales of Fund shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of a Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to a Rule 12b-1 distribution and services plan described below and possibly supplemented by payments by the Distributor or its affiliates out of their own assets, or, in the case of such shares that are not subject to a Rule 12b-1 distribution and services plan, only by the Distributor or its affiliates out of their own assets.

The Distributor’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

Prior to October 1, 2016, the Funds had a different principal distributor and underwriter.

Rule 12b-1 Distribution and Services Plan. The Trust has adopted a distribution and services plan with respect to Class N shares of the Funds (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. All share classes of the Funds are sold without a front end or contingent deferred sales load and Class I and Class Z shares of the Funds are not subject to the expenses of any Rule 12b-1 distribution and services plan.

Pursuant to the Plan, a Fund may compensate the Distributor for services relating to the distribution of Class N shares and for payments the Distributor makes to brokers, dealers or other financial intermediaries for distribution services and reimbursement of expenses incurred in connection with distribution assistance or the maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments of up to 0.25% annually of a Fund’s average daily net assets attributable to its Class N shares. The Plan is characterized as a reimbursement plan and is directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses.

The Plan is designed to promote sales of shares and reduce the amount of redemptions that might otherwise occur if the Plan were not in effect, as well as to compensate brokers and intermediaries for their servicing and maintenance of shareholder accounts. Increasing a Fund’s net assets through sales of shares, or attempting to limit declines in net assets by reducing redemptions, may help reduce the Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base, which may also help reduce the potential adverse effect of selling the Fund’s portfolio securities to meet redemptions.

Rule 12b-1 regulates the circumstances under which an investment company, like a Fund, may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not “interested persons” of the Trust or the Distributor, as that term is defined in the 1940 Act (“12b-1 Independent Trustees”). In adopting the Plan, the Independent Trustees concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders by resulting in greater sales of Fund shares. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plan may be terminated with respect to any Fund by a vote of a majority of the 12b-1 Independent Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Plan may be amended by vote of the Board, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund (or class) requires the approval of that Fund’s (or class’s) shareholders. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

To the Trust’s knowledge, no “interested person” of the Trust, nor any Independent Trustee has a direct or indirect financial interest in the operation of the Plan.

The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable.

For the fiscal year ended October 31, 2025, Class N shares of each Fund paid the following amounts under the Plan.

All Cap Value Fund
Fiscal Year Ended October 31, 2025	$58,837

Focused Absolute Value Fund
Fiscal Year Ended October 31, 2025	$4,816

Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$583,979

Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$47,203

Small Cap Value Fund
Fiscal Year Ended October 31, 2025	$124,354

With respect to the All Cap Value Fund, the table below reflects the amounts the Fund’s Class N shares paid for the principal types of activities under the Plan during the fiscal year ended October 31, 2025:

Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Compensation to broker-dealers	$57,809
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$1,028

With respect to the Focused Absolute Value Fund, the table below reflects the amounts the Fund’s Class N shares paid for the principal types of activities under the Plan during the fiscal year ended October 31, 2025:

Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Compensation to broker-dealers	$4,726
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$90

With respect to the Mid Cap Value Fund, the table below reflects the amounts the Fund’s Class N shares paid for the principal types of activities under the Plan during the fiscal year ended October 31, 2025:

Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Compensation to broker-dealers	$573,795
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$10,184

With respect to the Small-Mid Cap Value Fund, the table below reflects the amounts the Fund’s Class N shares paid for the principal types of activities under the Plan during the fiscal year ended October 31, 2025:

Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Compensation to broker-dealers	$46,368
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$835

With respect to the Small Cap Value Fund, the table below reflects the amounts the Fund’s Class N shares paid for the principal types of activities under the Plan during the fiscal year ended October 31, 2025:

Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Compensation to broker-dealers	$122,077
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$2,277

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 240 Greenwich Street, New York, New York 10286, is the custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due to the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., Attn: 534426, AIM 154-0520, 500 Ross Street, Pittsburgh, Pennsylvania 15262 (the “Transfer Agent”), is the transfer agent for the Funds and also serves as the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund’s U.S. federal and state income tax returns and may provide other audit, tax and related services.

Securities Lending

The Board of Trustees has approved each Fund’s participation in a securities lending program. Under the securities lending program, the Trust has retained The Bank of New York Mellon to serve as its securities lending agent.

For the fiscal year ended October 31, 2025, the income earned by the Funds as well as the fees and/or compensation paid by such Funds (in dollars) pursuant to the Securities Lending Authorization Agreement between AMG Funds IV and The Bank of New York Mellon with respect to the Funds were as follows:

	AMG River Road Dividend All Cap Value Fund	AMG River Road Focused Absolute Value Fund	AMG River Road Mid Cap Value Fund
Gross income earned by the Fund from securities lending activities	$39,932.99	$31,423.16	$157,481.69
Fees and/or compensation paid by the Fund for securities lending activities and related services
• Fees paid to The Bank of New York Mellon from a revenue split	$1,231.43	$1,653.71	$2,994.52
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00	$0.00
• Administrative fees not included in a revenue split	$0.00	$0.00	$0.00
• Indemnification fees not included in a revenue split	$0.00	$0.00	$0.00
• Rebate (paid to borrower)	$31,718.42	$20,390.59	$137,515.14
Aggregate fees/compensation paid by the Fund for securities lending activities	$32,949.85	$22,044.30	$140,509.66
Net income from securities lending activities	$6,983.14	$9,378.86	$16,972.03

	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund
Gross income earned by the Fund from securities lending activities	$212,964.29	$258,073.41
Fees and/or compensation paid by the Fund for securities lending activities and related services
• Fees paid to The Bank of New York Mellon from a revenue split	$10,705.69	$14,917.78
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00
• Administrative fees not included in a revenue split	$0.00	$0.00
• Indemnification fees not included in a revenue split	$0.00	$0.00
• Rebate (paid to borrower)	$141,564.65	$158,589.21
Aggregate fees/compensation paid by the Fund for securities lending activities	$152,270.34	$173,506.99
Net income from securities lending activities	$60,693.95	$84,566.42

For the fiscal year ended October 31, 2025, The Bank of New York Mellon, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers; (ii) monitoring daily the value of the loaned securities and collateral; (iii) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) negotiating loan terms, including, but not limited to, the amount of any loan premium; (vi) selecting securities to be loaned; (vii) recordkeeping and account servicing; (viii) carrying out instructions of clients with respect to dividend activity and material proxy votes; and (ix) arranging for return of loaned securities to the Fund at loan termination.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that the Subadviser places all orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadviser to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadviser shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadviser is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadviser is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadviser. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadviser with research services. Brokerage commissions may be used for the general benefit of all other clients of the Subadviser where legally and contractually permissible.

The revised EU Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that a Subadviser subject to MiFID II will cause a Fund to pay for research services with soft dollars in circumstances where the Subadviser is prohibited from causing its other client accounts to do so, including where the Subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, a Fund would bear the additional amounts for the research services and the Fund’s Subadviser’s other client accounts would not, although the Subadviser’s other client accounts might nonetheless benefit from those research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadviser.

The fees of the Subadviser are not reduced by reason of its receipt, if any, of such brokerage and research services. Generally, the Subadviser does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager may request that the Subadviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Aggregate brokerage commissions paid by each Fund for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 are as follows:

All Cap Value Fund*
Fiscal Year Ended October 31, 2025	$23,909
Fiscal Year Ended October 31, 2024	$82,895
Fiscal Year Ended October 31, 2023	$79,950

Focused Absolute Value Fund
Fiscal Year Ended October 31, 2025	$33,679
Fiscal Year Ended October 31, 2024	$39,573
Fiscal Year Ended October 31, 2023	$34,839

Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$192,194
Fiscal Year Ended October 31, 2024	$177,764
Fiscal Year Ended October 31, 2023	$245,650

Small-Mid Cap Value Fund
Fiscal Year Ended October 31, 2025	$127,480
Fiscal Year Ended October 31, 2024	$161,530
Fiscal Year Ended October 31, 2023	$118,791

Small Cap Value Fund**
Fiscal Year Ended October 31, 2025	$657,079
Fiscal Year Ended October 31, 2024	$723,428
Fiscal Year Ended October 31, 2023	$358,739

*

The decrease in brokerage fees paid by the All Cap Value Fund for the fiscal year ended October 31, 2025 compared to the fiscal years ended October 31, 2024 and October 31, 2023 was the result of changes in net assets.

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The increase in brokerage fees paid by the Small Cap Value Fund for the fiscal years ended October 31, 2025 and October 31, 2024 compared to the fiscal year ended October 31, 2023 was the result of an increase in Fund assets.

Brokerage Recapture Arrangements

For certain Funds, the Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadviser may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadviser.

Affiliated Brokerage

Certain affiliates of Raymond James & Associates, Inc. may be deemed to be affiliated persons of the All Cap Value Fund because of their record ownership of the Fund. For the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025, the Fund paid brokerage commissions to such broker-dealer affiliates of $3,037, $3,311 and $657, respectively. For the fiscal year ended October 31, 2025, 2.75% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2025, 0.001% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

Certain affiliates of Raymond James & Associates, Inc. may be deemed to be affiliated persons of the Focused Absolute Value Fund because of their record ownership of the Fund. For the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025, the Fund paid brokerage commissions to such broker-dealer affiliates of $496, $150 and $1,355, respectively. For the fiscal year ended October 31, 2025, 4.02% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2025, 0.001% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

Certain affiliates of Raymond James & Associates, Inc. may be deemed to be affiliated persons of the Small-Mid Cap Value Fund because of their record ownership of the Fund. For the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025, the Fund paid brokerage commissions to such broker-dealer affiliates of $0, $8,703 and $5,489, respectively. For the fiscal year ended October 31, 2025, 4.31% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2025, 0.002% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

Certain affiliates of Raymond James & Associates, Inc. may be deemed to be affiliated persons of the Small Cap Value Fund because of their record ownership of the Fund. For the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025, the Fund paid brokerage commissions to such broker-dealer affiliates of $7,509, $25,414 and $24,582, respectively. For the fiscal year ended October 31, 2025, 3.74% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2025, 0.003% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in each Fund’s current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

The Investment Manager, the Subadviser, and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

Certain investors may purchase or sell a Fund’s shares through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”) that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. Each Fund has authorized one or more Financial Intermediaries to (i) receive purchase and redemption orders on its behalf and (ii) designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Financial Intermediary or an authorized Financial Intermediary’s authorized designee receives the order. These orders will be priced at a Fund’s NAV next calculated after they are so received by an authorized Financial Intermediary or such Financial Intermediary’s authorized designee and accepted by the Fund. The Funds may from time to time make payments to Financial Intermediaries for certain services, such as account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services. Investors who do not wish to receive the services of a Financial Intermediary may consider investing directly with the Trust. Shares held through a Financial Intermediary may be transferred into the investor’s name by contacting the Financial Intermediary or the Transfer Agent. Certain Financial Intermediaries may receive compensation from the Investment Manager, the Subadviser and/or the Distributor out of their legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust by 4:00 p.m. New York time at the address listed in each Fund’s current Prospectus on any day that the NYSE is open for business will receive the NAV computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund(s) will also receive that day’s offering price, provided that the orders the processing organization transmits to the Fund(s) were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar day period, such shareholder may exchange such shares into any series of the Trust, AMG Funds, AMG Funds I, AMG ETF Trust or AMG Funds III, subject to applicable restrictions such as minimum investment amounts. The 15 calendar day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the NAV determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the NAV determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in each Fund’s current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders.

The Trust reserves the right to redeem a shareholder account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares, or $50,000 for Class Z shares due to redemptions the shareholder makes; or (ii) is below $100, but, in each case, not until after the Fund gives the shareholder at least 60 days’ notice and the opportunity to increase the account balance to the minimum account balance amount. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis. We may convert your position(s) in Class I shares of a Fund to the respective Class N shares of that Fund, if applicable. Unless you did not meet the minimum initial investment, we will give you 30 days’ notice before we convert your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. We will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. We may close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, we may convert the Fund position(s) to the Class N. Additionally, we will not convert Class I Fund position(s) where there is an effective “letter of intent.”

A Fund may pay all or a portion of redemption proceeds with a distribution in kind of its portfolio securities, in lieu of cash, in conformity with applicable law, when such payment is in the best interest of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash and the assets will be subject to market and other risks until they are sold. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

A Fund or the Transfer Agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

Exchange of Shares

As described in the Funds’ Prospectus, an investor may exchange shares of a Fund for shares of the same class of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Fund (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange out of a Fund through the Investment Manager. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to U.S. federal income tax may recognize capital gains or losses on the exchange for U.S. federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in the Funds’ Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily NAV of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the sale, redemption or exchange of a Fund’s shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund’s shares you redeemed or exchanged. See each Fund’s current Prospectus for more information.

Net Asset Value

Each Fund computes its NAV for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of a Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities traded in the OTC market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price as of the close of the regular trading hours of the primary market or the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities. In addition, if a foreign exchange or market is closed on a day when the NYSE is open, the value of a security that is traded in the affected foreign exchange or market is the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities, if available, or the last value assigned to the security on the immediately preceding valuation date (unless such value is deemed to be unreliable). Unless a foreign equity security is valued in accordance with the Trust’s procedures for fair valuation of foreign securities, a foreign equity security for which there are no reported sales on the valuation date may be valued at the last quoted bid price. Fixed-income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. In addition, foreign fixed-income securities purchased with a remaining maturity exceeding 60 days may be valued in accordance with the Trust’s procedures for fair valuation of foreign securities. Fixed-income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. With respect to foreign equity securities and foreign fixed-income securities, securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level. Notwithstanding the foregoing, foreign currency exchange contracts, subscription stock rights, warrants and other redeemable securities with predetermined values, shares of open-end registered investment companies (excluding ETFs), foreign currencies, IPOs, financial derivatives, foreign investor-only common stock issued by companies in various countries that issue two separate common stock lines (one for foreign investors and one for local investors), and securities halted or delisted due to a corporate action will be valued in accordance with the Funds’ valuation procedures adopted from time to time. The Funds’ portfolio instruments are generally valued using third-party pricing services. In the event that the market quotation, price or market based valuation for a portfolio instrument is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances, the portfolio instrument may be valued at fair value, as determined in good faith under the general supervision of the Board. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of a Fund’s shares, and no compensation or other consideration is received by a Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in its Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including U.S. federal, state and local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

U.S. Federal Income Taxation of the Funds—in General

Each Fund has elected to be treated and intends to qualify and to be eligible to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to qualify as such and to be so treated, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income to a Fund only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in paragraph (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the U.S. Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities (or options or futures with respect to stocks or securities). This could affect the qualification of certain of the Funds as regulated investment companies. In addition, as further discussed below, a Fund’s investments in commodity-linked ETNs and other commodity-linked instruments, if any, can be limited by such Fund’s intention to qualify as a regulated investment company, and can limit such Fund’s ability to so qualify.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years), if any, that it distributes in a timely manner to shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if a Fund were otherwise to fail to qualify for treatment as a regulated investment company for such taxable year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such Fund, including any distributions of net tax-exempt income, if any, and net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” for individuals and for the “dividends-received deduction” for corporate shareholders, in each case as described below. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to make and makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a fund with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make sufficient distributions to avoid the imposition of this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any “net capital loss” attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. A Fund may carry forward net capital losses (if any) to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. A Fund must apply such carryforward losses first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of the Funds’ Investments

Certain Debt Obligations; Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income, if any, required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium—see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the acquisition discount or OID in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though a Fund holding the obligation receives no interest payment in cash on the obligation during the year.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by selling of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates for U.S. federal income tax purposes) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “U.S. Federal Income Taxation of Shareholders” below) than if a Fund had not held such obligations.

Securities Issued or Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price)—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

Junk Bonds. To the extent such investments are permissible, the Funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. If a Fund invests in high-yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high-yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends-received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

REITs. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “U.S. Federal Income Taxation of Shareholders,” below).

Distributions by a Fund to its shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “Section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a Fund from REITs, to the extent such dividends are properly reported as such by the Fund in a written notice to its shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying Fund shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible, but is not required to do so. Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Mortgage-Related Securities. Certain of the Funds may invest directly or indirectly (e.g., through REITs) in residual interests in REMICs, including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (see “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Options, Futures, Foreign Currencies, Forward Contracts, Swap Agreements, and Other Derivatives. A Fund’s use of options contracts, futures contracts, foreign currency forward contracts, ETNs, swap agreements and other derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to sell other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives might also affect the amount, timing, or character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which it invests. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, forward contracts, swaps, credit default swaps, short sales, securities loans or other similar transactions, and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund, if any, in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The consequences to a Fund of certain transactions under the straddle rules remain unclear.

Foreign Currency Transactions and Hedging. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Commodity-Linked Instruments. A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute Qualifying Income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute Qualifying Income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as Qualifying Income and the income or gain were later determined not to constitute Qualifying Income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level to cure such failure.

Exchange-Traded Notes. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a regulated investment company and to avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income, if any. If such a difference arises, and a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, if any, the distribution, if any, of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. In the alternative, if a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, if any, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by a Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund were otherwise to meet the requirements described in “Foreign Taxes,” below.

Master Limited Partnerships and other Publicly Traded Partnerships. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP or other publicly traded partnership will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP or publicly traded partnership directly. If such distributions do not so qualify, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from a Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would receive if the shareholder invested directly in an MLP or other publicly traded partnership.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to that Fund’s shareholders. However, in certain circumstances, a Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF” election), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in underlying U.S. funds, it may not make such elections; rather, the underlying U.S. funds directly investing in PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” See “U.S. Federal Income Taxation of Shareholders,” below.

Investments in Other RICs. A Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), as well as certain investments in REITs, can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. Qualified dividend income and the dividends-received deduction are described below.

Taxation of Certain Investments. Including as described above, certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates for U.S. federal income tax purposes) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such investments. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which it invests. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of such Fund.

Foreign Taxes. Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease a Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of a Fund’s assets at the end of its taxable year consists of securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction, if any, for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If a Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled separately to claim a credit or deduction with respect to such taxes. Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

U.S. Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends, if any, are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain, and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The IRS and the U.S. Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income, if any, and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. In particular, a shareholder that purchases shares of a Fund just prior to a taxable distribution will then receive a return of investment upon distribution, which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

Qualified dividend income received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC. Distributions received by a Fund from REITs generally will not constitute qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs or PFICs will not qualify for the corporate dividends-received deduction. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders, reducing their tax basis in such Fund’s shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of those shares.

As required by federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares of a Fund will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary, may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder sold, exchanged or redeemed. See the Funds’ Prospectus for more information.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other disqualified organization shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a regulated investment company that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder, or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market, generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Each Fund generally does not expect that it will be a QIE.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of at least $2 million in any single tax year or $4 million in any combination of tax years for an individual shareholder or at least $10 million in any single tax year or $20 million in any combination of tax years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the U.S. Department of the Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends, and interest-related dividends).

Prospective investors are urged to consult their tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective shareholders should consult their tax advisors regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of U.S. state and local, and foreign, and any other tax law and any proposed tax law changes.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF U.S. FEDERAL, STATE AND LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Delaware Statutory Trust

Each Fund is a series of a “Delaware statutory trust.” The Trust is governed by its Trust Instrument and Certificate of Trust, as amended (“Trust Instrument”), and Amended and Restated By-Laws (“By-Laws”).

The Trust Instrument provides that the Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while as a Trustee or thereafter, by reason of his or her being or having been such a Trustee except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he or she may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under the Trust Instrument, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to the Trust Instrument.

The Trust Instrument also provides that, in case any shareholder or former shareholder of any Fund shall be held to be personally liable solely by reason of the shareholder’s being or having been a shareholder of such Fund and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Fund to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Fund, shall, upon request by the shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Fund and satisfy any judgment thereon from the assets of the Fund.

The Trust shall continue without limitation of time subject to the provisions in the Trust Instrument concerning termination by action of the Trustees.

Description of Shares

The Trust is an open-end management investment company organized as a Delaware statutory trust in which the Funds each represent a separate series of shares of beneficial interest. The Trustees may, without shareholder approval, divide the shares of any series of the Trust into one or more classes and combine the shares of two or more classes of any series into a single class. The Trustees have authorized the issuance of three classes of shares of each Fund—Class N, Class I and Class Z.

The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value of one or more series and to divide or combine the shares of any series or class, if applicable, into a greater or lesser number without changing the proportionate beneficial interest in the series or class. Each share of each Fund represents an equal proportionate interest in such Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Funds have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund (or a class thereof) shall be entitled to vote.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative in the election of Trustees so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required or permitted by either the 1940 Act or by the Trust’s Trust Instrument.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Conduct of the Trust’s Business

Forum for Adjudication of Disputes. The By-Laws of the Trust provide that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Trust or the shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust Instrument or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Trust Instrument or the By-Laws or any agreement contemplated by any provision of the 1940 Act, the Trust Instrument or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The By-Laws contain provisions regarding derivative and direct claims of shareholders. As used in the By-Laws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article V of the By-Laws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. The By-Laws provide that any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, are considered a “derivative” claim as used in the By-Laws.

The By-Laws provide that a shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf or for the benefit of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. The By-Laws provide that the Trustees shall consider such demand within 90 days of its receipt by the Trust. The By-Laws provide that, the Trustees, in their sole discretion, may submit the matter to a vote of shareholders of the Trust or any series or class of shares, as appropriate. The By-Laws provide that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. The By-Laws provide that any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not an “interested person” (as that term is defined in the 1940 Act) will be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

The By-Laws provide that a shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Trust Instrument or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The By-Laws provide that the requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. The By-Laws provide that the Trustees shall consider such request within 90 days after its receipt by the Trust. The By-Laws provide that the Trustees, in their sole discretion, may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These forgoing provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find that any of the foregoing provisions to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Additional Information

This SAI and the Funds’ Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined on the SEC’s website at www.sec.gov.

Statements contained in this SAI and the Funds’ Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Funds’ Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Funds’ Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended October 31, 2025 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, from the Funds’ Form N-CSR for the fiscal year ended October 31, 2025, are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Funds’ shareholder reports, financial statements and other information are available without charge, upon request, by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at wealth.amg.com or on the SEC’s website at www.sec.gov.

Appendix A

Description of Bond Ratings Assigned by

S&P Global Ratings and Moody’s Investors Service, Inc.

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Global Rating Scales

Credit Ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1:	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2:	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3:	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Industrial development bonds in the U.S. where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG Scale

VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Long-Term Issue Credit Ratings*

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC;

CC; and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

SPUR (S&P Underlying Rating)

A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1:	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:	Speculative capacity to pay principal and interest.

D:	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L:	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p:	This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim:	Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t:	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir:	This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

*:	This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c:	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G:	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

i:	This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.

pi:	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr:	The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q:	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r:	The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

APPENDIX B

RIVER ROAD ASSET MANAGEMENT, LLC

Proxy Voting Policy Summary

VERSION DATE: 10/01/2025

Policy. River Road Asset Management, LLC’s (“River Road”) exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority or has directed River Road to vote pursuant to the client’s voting policy. River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities in a manner believed most beneficial to shareholder value. River Road maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting. River Road has established the Proxy Voting Policy Committee for reviewing voting guidelines and special issues. River Road’s compliance department oversees the operational and procedural aspects of the proxy voting process. Additionally, to help discharge its duties, River Road uses Glass Lewis & Co. (“Glass Lewis”) as its voting agent. Glass Lewis performs the following services:

•	provides analysis of proxy proposals,

•	tracks and receives proxies for which River Road clients are entitled to vote,

•	votes the proxies as directed by River Road; and

•	compiles and provides client voting records.

Voting Process. River Road will generally instruct Glass Lewis to vote proxies pursuant to guidelines adopted by the Proxy Voting Policy Committee at the beginning of each year. If River Road policy recommendation (i.e., the Glass Lewis recommendation in most instances) and the management recommendation for all votes on a ballot are the same, the compliance department will typically vote accordingly. There are limited instances where River Road has (and may in the future) vote differently from the policy and management recommendation.

When the Glass Lewis recommended vote contradicts the recommendation of management, the primary analyst assigned to the stock consults with the relevant portfolio manager(s) and reviews the proposal. The analyst and portfolio manager(s) then recommend to vote the issue in the way River Road believes is most beneficial to shareholder value. If this vote decision is different than policy recommendation (i.e., the Glass Lewis recommendation in most instances), the rationale is documented and a member of River Road’s ESG investment group and the compliance department reviews and approves the rationale before submitting the final vote.

Conflicts of Interest. River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction based on the above process. Additionally, River Road’s voting process of voting with policy recommendation and requiring compliance department signoff if voting differently addresses any potential conflict of River Road voting shares for a public company that is also a River Road client or an affiliate of a River Road client. In cases where River Road believes there is an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

i.	documenting the potential conflict of interest;

ii.	obtaining the prior approval of the Chief Investment Officer and the Chief Compliance Officer;

iii.	obtaining Proxy Voting Policy Committee review or approval;

iv.	deferring to the voting recommendation of a third party;

v.	voting pursuant to client direction (following disclosure of the conflict);

vi.	abstaining from voting;

vii.	voting reflectively (in the same proportion and manner as other shareholders); or,

viii.	taking such other action as necessary to protect the interests of clients.

For fund clients, River Road will also review and follow the fund policies related to voting conflicts of interest as appropriate.

COMPLIANCE POLICIES AND PROCEDURES

B-1

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	(1)	Trust Instrument dated September 10, 1993 is incorporated herein by reference to the Registration Statement on Form N-1A filed on September 13, 1993 (Registration Nos. 033-68666 and 811-08004). (P)

	(2)	State of Delaware Certificate of Amendment to Certificate of Trust dated February 25, 1998 is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(3)	State of Delaware Certificate of Amendment to Certificate of Trust dated September 10, 2001 is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(4)	State of Delaware Certificate of Amendment to Certificate of Trust dated November 29, 2006 is incorporated herein by reference to Exhibit (a)(4) to Post-Effective Amendment No. 74 to the Registration Statement as filed on November 30, 2006.

	(5)	State of Delaware Certificate of Amendment to Certificate of Trust dated September 29, 2016 is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(6)	Amendment No. 1 to Trust Instrument dated March 18, 2021 is incorporated herein by reference to Exhibit (a)(6) to Post-Effective Amendment No. 194 to the Registration Statement as filed on May 21, 2021.

(b)	(1)	Amended and Restated By-Laws dated March 18, 2021 are incorporated herein by reference to Exhibit (b)(1) to Post-Effective Amendment No. 193 to the Registration Statement as filed on March 22, 2021.

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement dated May 30, 2014 between AMG Funds IV (formerly, Aston Funds) and AMG Funds LLC[1] is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 159 to the Registration Statement as filed on December 19, 2014.

	(2)	Amendment No. 1 to Investment Advisory Agreement dated October 1, 2016 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(3)	Letter Agreement to Investment Advisory Agreement dated January 1, 2017 is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 27, 2017.

	(4)	Form of Letter Agreement to Investment Advisory Agreement dated February 27, 2017 is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 27, 2017.

[1]

Effective as of October 1, 2016, in connection with the merger of Aston Asset Management, LLC with and into AMG Funds LLC, AMG Funds LLC, as Aston Asset Management, LLC’s legal successor, replaced Aston Asset Management, LLC as a party to the Investment Advisory Agreement and to each Sub-Investment Advisory Agreement referenced herein.

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(5)	Letter Agreement to Investment Advisory Agreement dated July 1, 2017 is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 180 to the Registration Statement as filed on July 31, 2017.

(6)	Letter Agreement to Investment Advisory Agreement dated January 1, 2020 is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 190 to the Registration Statement as filed on February 28, 2020.

(7)	Form of Letter Agreement to Investment Advisory Agreement with respect to AMG GW&K Small/Mid Cap Growth Fund (formerly AMG GW&K Small Cap Fund II, which was formerly AMG Managers LMCG Small Cap Growth Fund, which was formerly ASTON/LMCG Small Cap Growth Fund) is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 194 to the Registration Statement as filed on May 21, 2021.

(8)	Form of Letter Agreement to Investment Advisory Agreement with respect to AMG GW&K Small Cap Growth Fund (formerly AMG Montrusco Bolton Large Cap Growth Fund, which was formerly AMG Managers Montag & Caldwell Growth Fund, which was formerly ASTON/Montag & Caldwell Growth Fund) is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 194 to the Registration Statement as filed on May 21, 2021.

(9)	Form of Letter Agreement to Investment Advisory Agreement with respect to AMG GW&K Small Cap Growth Fund is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 204 to the Registration Statement as filed on December 5, 2025.

(10)	Form of Letter Agreement to Investment Advisory Agreement with respect to AMG River Road Mid Cap Value Fund (formerly AMG Managers Fairpointe Mid Cap Fund, which was formerly ASTON/Fairpointe Mid Cap Fund) is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 194 to the Registration Statement as filed on May 21, 2021.

(11)	Letter Agreement to Investment Advisory Agreement with respect to AMG River Road Dividend All Cap Value Fund (formerly ASTON/River Road Dividend All Cap Value Fund) is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 199 to the Registration Statement as filed on February 28, 2023.

(12)	Sub-Investment Advisory Agreement dated June 30, 2014 between AMG Funds LLC[1] and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund (formerly ASTON/River Road Small Cap Value Fund), and AMG River Road Small-Mid Cap Value Fund (formerly AMG River Road Select Value Fund, which was formerly ASTON/River Road Select Value Fund) is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(13)	Revised Schedule A to the Sub-Investment Advisory Agreement dated June 30, 2014 between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, and AMG River Road Focused Absolute Value Fund (formerly ASTON/River Road Focused Absolute Value Fund) is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 167 to the Registration Statement as filed on October 30, 2015.

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	(14)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, and AMG River Road Focused Absolute Value Fund is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 27, 2017.

	(15)	Form of Letter Agreement to Sub-Investment Advisory Agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, and AMG River Road Focused Absolute Value Fund is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 27, 2017.

	(16)	Letter Agreement to Sub-Investment Advisory Agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund is incorporated herein by reference to Exhibit (d)(19) to Post-Effective Amendment No. 199 to the Registration Statement as filed on February 28, 2023.

	(17)	Form of Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small/Mid Cap Growth Fund is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 194 to the Registration Statement as filed on May 21, 2021.

	(18)	Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small Cap Growth Fund is filed herewith.

	(19)	Form of Subadvisory Agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Mid Cap Value Fund is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 194 to the Registration Statement as filed on May 21, 2021.

(e)	(1)	Distribution Agreement dated October 1, 2016 between AMG Funds IV and AMG Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(2)	Letter Agreement to Distribution Agreement dated July 1, 2019 is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 190 to the Registration Statement as filed on February 28, 2020.

	(3)	Letter Agreement to Distribution Agreement dated July 1, 2021 is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 197 to the Registration Statement as filed on August 26, 2021.

(f)	Not applicable.

(g)	(1)	Form of Custody Agreement between AMG Funds IV and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 27, 2017.

	(2)	Letter Agreement between AMG Funds IV and The Bank of New York Mellon appointing The Bank of New York Mellon as Foreign Custody Manager is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 139 to the Registration Statement as filed on February 29, 2012.

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	(3)	Amended and Restated Exhibit A to the Letter Agreement between AMG Funds IV and The Bank of New York Mellon appointing The Bank of New York Mellon as Foreign Custody Manager is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

(h)	(1)	Form of Transfer Agency and Shareholder Services Agreement between AMG Funds IV and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 27, 2017.

	(2)	Amended and Restated Administration Agreement dated October 1, 2016 between AMG Funds IV and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(3)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG River Road Mid Cap Value Fund is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 194 to the Registration Statement as filed on May 21, 2021.

	(4)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG GW&K Small/Mid Cap Growth Fund is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 194 to the Registration Statement as filed on May 21, 2021.

	(5)	Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG River Road Focused Absolute Value Fund is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 192 to the Registration Statement as filed on January 28, 2021.

	(6)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG River Road Small-Mid Cap Value Fund is incorporated herein by reference to Exhibit (h)(17) to Post-Effective Amendment No. 187 to the Registration Statement as filed on February 28, 2019.

	(7)	Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG River Road Dividend All Cap Value Fund is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 199 to the Registration Statement as filed on February 28, 2023.

	(8)	Form of Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG GW&K Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 204 to the Registration Statement as filed on December 5, 2025.

	(9)	BlackRock Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 198 to the Registration Statement as filed on February 28, 2022.

(i)	(1)	Opinion of Vedder Price P.C. is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 172 to the Registration Statement as filed on February 26, 2016.

	(2)	Opinion of Smith, Katzenstein & Jenkins, LLC with respect to Class Z shares of AMG GW&K Small/Mid Cap Growth Fund is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 197 to the Registration Statement as filed on August 26, 2021.

4

	(3)	Opinion of Richards, Layton & Finger P.A. with respect to Class Z shares of AMG GW&K Small Cap Growth Fund is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 204 to the Registration Statement as filed on December 5, 2025.

(j)	(1)	Consent of PricewaterhouseCoopers LLP is filed herewith.

	(2)	Power of Attorney for Trustees and certain Officers is incorporated herein by reference to Exhibit (j)(2) to Post-Effective Amendment No. 203 to the Registration Statement as filed on October 7, 2025.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Amended and Restated Distribution and Services Plan Pursuant to Rule 12b-1 for Class N shares of AMG GW&K Small/Mid Cap Growth Fund, AMG GW&K Small Cap Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small Cap Value Fund and AMG River Road Small-Mid Cap Value Fund is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 198 to the Registration Statement as filed on February 28, 2022.

(n)	(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (n)(1) to Post-Effective Amendment No. 204 to the Registration Statement as filed on December 5, 2025.

(o)	Not applicable.

(p)	(1)	Code of Ethics of AMG Funds IV is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 202 to the Registration Statement as filed on February 28, 2025.

	(2)	Code of Ethics of River Road Asset Management, LLC is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 199 to the Registration Statement as filed on February 28, 2023.

	(3)	Code of Ethics of AMG Funds LLC and AMG Distributors, Inc. is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 202 to the Registration Statement as filed on February 28, 2025.

	(4)	Code of Ethics of GW&K Investment Management, LLC is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 194 to the Registration Statement as filed on May 21, 2021.

	101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

	101.SCH	XBRL Taxonomy Extension Schema Document.

	101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

	101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

	101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

	101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

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ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 30.	INDEMNIFICATION

Section 10.2 of the Registrant’s Trust Instrument provides as follows:

10.2 Indemnification. AMG Funds IV (the “Trust”) shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant’s Trust Instrument, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other

6

entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

In addition, the Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

AMG Funds LLC, a registered investment adviser, serves as investment manager to the Trust. Effective as of October 1, 2016, in connection with the merger of Aston Asset Management, LLC with and into AMG Funds LLC, AMG Funds LLC, as Aston Asset Management, LLC’s legal successor, replaced Aston Asset Management, LLC as investment manager to the Trust. AMG Funds LLC is a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and AMG serves as its Managing Member. AMG Funds LLC serves as an investment manager to investment companies registered under the Investment Company Act of 1940, as amended, and to various separate accounts. AMG Funds LLC also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of AMG Funds LLC are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of this Form ADV is 801-56365.

AMG Funds LLC has hired one or more Subadviser(s) for each series of the Trust. The business and other connections of the officers and directors of each Subadviser are listed in their respective Schedules A and D of their Forms ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below. Each Subadviser is an affiliate of AMG Funds LLC and the Registrant and is majority owned by AMG.

Subadviser	File Number	Funds
GW&K Investment Management, LLC	801-61559	AMG GW&K Small/Mid Cap Growth Fund, AMG GW&K Small Cap Growth Fund

River Road Asset Management, LLC	801-64175	AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)

AMG Distributors, Inc. acts as principal underwriter for the Registrant. AMG Distributors, Inc. also acts as principal underwriter for AMG Funds (formerly Managers AMG Funds), AMG Funds I (formerly Managers Trust I), AMG Funds III (formerly The Managers Funds), AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, AMG Pantheon Credit Solutions Fund, AMG Pantheon Infrastructure Fund, LLC, Tweedy, Browne Fund Inc. and Tweedy, Browne Value Funds SICAV (an offshore fund series not offered to U.S. persons).

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(b)	The following information relates to the directors, officers and partners of AMG Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds

Aaron Galis c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

Thomas Hopkins c/o AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, Connecticut 06901	Finance and Operations Principal and Principal Financial Officer	None

Rachel Jacobs c/o AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, Connecticut 06901	Head of Client Solutions and Principal	None

Keitha L. Kinne c/o AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, Connecticut 06901	President, Principal and Chief Operating Officer	President, Chief Executive Officer, Principal Executive Officer and Chief Operating Officer

Kavita Padiyar c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

Patrick Spellman c/o AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, Connecticut 06901	Chief Compliance Officer	Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer and Anti-Money Laundering Compliance Officer

(c)	Not applicable.

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ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by the Registrant, each Subadviser, and the listed entities at the following offices:

(1) At the offices of the Registrant at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, at the offices of AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, at the offices of the Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, and at the offices of the Transfer Agent, BNY Mellon Investment Servicing (US) Inc., Attn: 534426, AIM 154-0520, 500 Ross Street, Pittsburgh, Pennsylvania 15262.

(2) GW&K Investment Management, LLC, 222 Berkeley Street, Boston, Massachusetts 02116.

(3) River Road Asset Management, LLC, Meidinger Tower, 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, AMG Funds IV certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Stamford, and State of Connecticut, on the 27th day of February, 2026.

AMG FUNDS IV

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer, Chief Financial Officer, and
Principal Financial Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Jill R. Cuniff*	Trustee	February 27, 2026
Jill R. Cuniff

/s/ Kurt A. Keilhacker*	Trustee	February 27, 2026
Kurt A. Keilhacker

/s/ Peter W. MacEwen*	Trustee	February 27, 2026
Peter W. MacEwen

/s/ Eric Rakowski*	Trustee	February 27, 2026
Eric Rakowski

/s/ Victoria L. Sassine*	Trustee	February 27, 2026
Victoria L. Sassine

/s/ Garret W. Weston*	Trustee	February 27, 2026
Garret W. Weston

/s/ Keitha L. Kinne	President and	February 27, 2026
Keitha L. Kinne	Principal Executive Officer
(Principal Executive Officer)

/s/ Thomas Disbrow	Treasurer,	February 27, 2026
Thomas Disbrow	Chief Financial Officer, and
Principal Financial Officer
(Principal Accounting Officer)
(Principal Financial Officer)

*By	/s/ Thomas Disbrow
Thomas Disbrow

*

Pursuant to the Power of Attorney for Trustees and certain Officers incorporated herein by reference to Post-Effective Amendment No. 203 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-68666 and 811-08004 (filed October 7, 2025).

Date: February 27, 2026

AMG Funds IV

Exhibit Index

Exhibit No.	Description

(d)(18)	Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small Cap Growth Fund.

(j)(1)	Consent of PricewaterhouseCoopers LLP.

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.